/front cover/

                                                                    May 31, 1998
Annual Report
-------------

American Century


        [graphic of U.S. currency and two individuals walking up stairs]


Benham Group
------------

Arizona Intermediate-Term Municipal


                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)



/inside front cover/



A Note from the Founder

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in tern, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers

About our New Report Design

Why We Changed

     We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable, while helping you keep abreast of your fund's strategy and performance.

What's New

     The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

     *  Larger type size in many sections.
     *  Brief explanations of the financial statements.
     *  More prominent graphs and charts.
     *  Quotes in the margins to highlight report content.

The Bottom Line

     The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money but reduces the number of mailing pieces you receive.

     The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

     We believe we've come up with a more interesting, informative and user-friendly publication.

     We hope you enjoy it.


[left margin]

Benham Group
Arizona Intermediate-Term Municipal
(BEAMX)


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


Our Message to You
-----------------------------------------------------------------------------

/photo James E. Stowers, Jr. with James E. Stowers III, seated/
James E. Stowers, Jr. with James E. Stowers III, seated

     U.S. municipal bonds provided price gains as well as tax-exempt interest income to investors during the year ended May 31, 1998. Low inflation, economic turmoil overseas, and healthy economic and credit conditions in the U.S. created a favorable investment climate for municipal bonds. Arizona Intermediate-Term Municipal's positive return reflected this environment. In addition, Arizona Intermediate-Term Municipal produced a higher return than the average of its peers, reflecting the solid efforts of our municipal investment and credit research teams.

     Turning to the  corporate  front,  we've had an  eventful  year at American
Century. We gained a powerful business partner in January when J.P. Morgan became a substantial minority shareholder. Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December.

     Overall, we've had a noteworthy record of continuity in the management of American Century's tax-free and municipal funds. The investment team that manages Arizona Intermediate-Term Municipal has expanded its resources and hasn't experienced any portfolio manager turnover since the fund's inception. The team's approach still adheres to investment philosophies that Jim Benham helped develop during his 25 years as a mutual fund manager, but also blends in new technology and resources that the merger with American Century made possible. The American Century Tax-Free and Municipal funds have performed well and serve as an example of the quality of the tools we aim to provide to investors to help them meet their financial goals.

     If you'd like to learn more about your investments or about personal finance topics such as Roth IRAs or diversification, we have many free educational brochures and booklets available by mail. You can also get educational information on our Web site (www.americancentury.com). We've recently added several new features to the site, including retirement investing calculators and online investment tracking. We're committed to making your relationship with us as easy and productive as possible.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER



[right margin]

                               Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
   Municipal Credit Review .................................................   4
ARIZONA INTERMEDIATE-TERM MUNICIPAL
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Schedule of Investments .................................................   9
FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ...........................................................  11
   Statement of Operations .................................................  12
   Statements of Changes
     in Net Assets .........................................................  13
   Notes to Financial
     Statements ............................................................  14
   Financial Highlights ....................................................  16
   Report of Independent
     Accountants ...........................................................  17
OTHER INFORMATION
   Background Information
    Investment Philosophy
      and Policies .........................................................  18
    Comparative Indices ....................................................  18
    Lipper Rankings ........................................................  18
    Credit Rating
      Guidelines ...........................................................  18
    Investment Team
      Leaders ..............................................................  18
   Glossary ................................................................  19


                                               www.americancentury.com       1


Report Highlights
-----------------------------------------------------------------------------

MUNICIPAL MARKET PERSPECTIVE

* Municipal securities produced moderate gains during the year ended May 31, 1998.

* As interest rates generally fell, the greater interest rate sensitivity of long-term municipals allowed them to outperform short- and intermediate-term ones.

* The majority of the market's gains occurred during the fourth quarter of 1997,when interest rates trended sharply lower because of low inflation expectations.

* The near-record amount of municipal issuance and growing demand for Treasurys caused the municipal market to underperform the Treasury market.

ARIZONA MUNICIPAL CREDIT REVIEW

* Arizona municipal credit quality remained solid during the year ended May 31, 1998.

* The state's substantial employment growth, rising personal wealth and burgeoning population were responsible for its ongoing credit strength.

* In early 1998, Arizona's unemployment rate fell to a 20-year low of 4%, below the national average.

* The state's low business and housing costs and favorable climate were the main drivers for employment growth.

* Going forward, our outlook for Arizona's credit quality remains optimistic despite some potential concerns.

*  To  help   ensure   that  the   municipal   securities   chosen  for  Arizona
   Intermediate-Term Municipal match our strict criteria, we recently expanded our highly experienced credit team from four members to six.

MANAGEMENT Q&A

* Falling interest rates and low inflation helped Arizona Intermediate-Term Municipal produce solid returns.

* We believe effective duration management was the main reason behind the portfolio's performance.

* We kept duration (a measure of the portfolio's sensitivity to changes in interest rates) slightly long compared with Arizona Intermediate-Term Municipal's peers during much of the year, which boosted returns as interest rates generally declined.

*  Arizona  Intermediate-Term   Municipal  is  currently  unaffected  by  recent
   legislation concerning the school debt issue.

* Going forward, we will probably keep duration neutral to slightly long compared with Arizona Intermediate-Term Municipal's peers.


[left margin]

"FALLING INTEREST RATES AND LOW INFLATION HELPED ARIZONA INTERMEDIATE-TERM MUNICIPAL PRODUCE SOLID RETURNS."

     ARIZONA INTERMEDIATE-TERM MUNICIPAL
                  (BEAMX)

TOTAL RETURNS:              AS OF 5/31/98
    6 Months                       3.02%*
    1 Year                          7.19%

NET ASSETS:                 $40.0 million

30-DAY SEC YIELD:                   3.98%

INCEPTION DATE:                   4/11/94

* Not annualized.

See Total Returns on page 5.

Investment terms are defined in the Glossary on page 19.


2     1-800-345-2021


Market Perspective from Randall W. Merk
-----------------------------------------------------------------------------
/photo of Randall W. Merk, director of fixed-income investing at American
Century/
Randall W. Merk, director of fixed-income investing at American Century

PERFORMANCE PICTURE

     Municipal securities produced moderate gains during the year ended May 31, 1998. Economic turmoil in Asia helped cool inflationary pressures, pushing municipal bond yields lower and prices higher. Long-term municipal bonds, which are most sensitive to interest rate changes, outpaced intermediate- and short-term municipal securities. For example, the Lehman Brothers Long-Term Municipal Bond Index returned 11.67%, intermediate securities, represented by the Lehman Brothers 5-Year General Obligation Index, returned 6.95% and the short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 4.96% return.

INTEREST RATE OVERVIEW

     The majority of municipals' gains came in the fourth quarter of 1997, when inflation expectations remained low and long-term interest rates trended downward. In 1998, however, countervailing economic forces kept interest rates and bond prices in a much narrower range. On one hand, the worsening Asian economic crisis kept a lid on corporate America's ability to raise prices for its goods and services. That put profit margins under pressure and took some of the wind out of growing inflationary pressures. On the other hand, the U.S. economy remained healthy enough to keep the job market growing at a historically strong pace. Lacking a clear signal as to whether a weaker Asia or rising domestic wages would ultimately win out, the Federal Reserve (the Fed) left interest rates unchanged during the year.

INCREASED SUPPLY, FIRM DEMAND

     The supply of municipals grew dramatically, thanks in large part to a record-setting new municipal issue. In May, the Long Island Power Authority issued $3.5 billion in municipal debt, the single largest municipal deal in history. Scrambling to take advantage of low interest rates, other issuers brought to market an enormous amount of new municipal securities. For the first five months of 1998, new issue volume was up over 53% compared with the previous year.

     The demand for municipals, while remaining firm, didn't keep pace with the growing appetite for U.S. Treasury bonds. Unlike the Treasury market, the municipal market is not seen as a safe haven against international market turmoil. The near-record amount of municipals issued and the growing demand for Treasury securities caused municipals to underperform Treasurys during the period.

FLATTENING YIELD CURVE

     Reflecting the stable interest rate policy from the Fed, short-term interest rates remained relatively unchanged. However, yields on long-term municipal securities fell about 50 basis points (a basis point equals 0.01%). This resulted in the "flattening" yield curve shown in the accompanying graph. The yield difference between a one-year note and a 30-year bond fell to just 128 basis points on May 31, 1998.


[right margin]

"SCRAMBLING TO TAKE ADVANTAGE OF LOW INTEREST RATES, OTHER ISSUERS BROUGHT TO MARKET AN ENORMOUS AMOUNT OF NEW MUNICIPAL SECURITIES."

[line chart]
FLATTENING MUNICIPAL YIELD CURVE

                            5/31/97         5/31/98
YEARS TO MATURITY
1                            3.85%           3.69%
2                            4.15%           3.85%
3                            4.35%           3.95%
4                            4.50%           4.04%
5                            4.60%           4.09%
6                            4.66%           4.16%
7                            4.72%           4.23%
8                            4.78%           4.30%
9                            4.84%           4.37%
10                           4.90%           4.44%
11                           4.98%           4.51%
12                           5.05%           4.59%
13                           5.13%           4.66%
14                           5.20%           4.74%
15                           5.28%           4.81%
16                           5.31%           4.84%
17                           5.34%           4.86%
18                           5.36%           4.89%
19                           5.39%           4.91%
20                           5.42%           4.94%
21                           5.43%           4.94%
22                           5.43%           4.94%
23                           5.44%           4.95%
24                           5.44%           4.95%
25                           5.45%           4.95%
26                           5.45%           4.95%
27                           5.46%           4.96%
28                           5.46%           4.96%
29                           5.47%           4.97%
30                           5.47%           4.97%

Source: Bloomberg Financial Markets

"THE YIELD DIFFERENCE BETWEEN A ONE-YEAR NOTE AND A 30-YEAR BOND FELL TO JUST 128 BASIS POINTS ON MAY 31, 1998."


                                               www.americancentury.com       3


Municipal Credit Review
-----------------------------------------------------------------------------

CREDIT SNAPSHOT

     Arizona municipal credit quality remained solid during the year ended May 31, 1998. The state's substantial employment growth, rising personal wealth and burgeoning population were responsible for its continued credit strength.

SOLID EMPLOYMENT GAINS

     Arizona's unemployment has declined steadily in recent years. In early 1998, Arizona's unemployment rate fell to a 20-year low of 4%, below the national average.

     The state's low business and housing costs and favorable climate were the main drivers for employment growth. Led by hiring at companies such as Intel, Microchip Technology and Motorola, manufacturing jobs are on pace to surge nearly 7% in 1998, adding to a 5.5% gain for 1997. Drawn by Arizona's attractive retail environment, several large department store chains increased their presence last year, while others established initial branches. Business services employment grew nearly 15% in 1997, continuing an ongoing double-digit trend that began in 1994. The combination of these factors resulted in 4.5% job growth for Arizona in 1997--the second-highest rate nationally--and bodes well for the state's economy going forward.

     A labor shortage, which was most evident in computer-related industries, helped drive the state's 4% per capita wage gain in 1997. If solid wage gains and high employment growth continue at present rates, analysts believe personal incomes could rise as much as 9% in Arizona during 1998.

     The state's swelling employment came despite a large influx of new residents. Over 130,000 people moved to the state in 1997. During each of the preceding seven years, Arizona's population rose around 3%--the second-fastest rate nationally.

DEVELOPING CONCERNS

     While there are many factors aiding the state's economic prosperity, we are monitoring two developing issues that could have a major impact, possibly dampening Arizona's future growth. One significant concern is financial turmoil in Asia. Because roughly half of Arizona's exports are bound for Asia, a prolonged recession in the Far East could translate into slower economic gains for the state. That could translate into reduced job growth, especially in the high-tech industry.

     On the legislative front, we are keeping abreast of legal developments surrounding the Students FIRST Act of 1998, which could impact the way Arizona schools issue public debt. (Please see page 8 for further discussions.)

LOOKING FORWARD

     Despite these potential inhibitors, our outlook for Arizona's credit quality remains optimistic. The state and its municipalities continue to follow generally conservative fiscal practices, and we expect the state's strong economic fundamentals to continue.

     To help ensure that the municipal securities chosen for Arizona Intermediate-Term Municipal match our strict criteria, we recently expanded our highly experienced credit team from four members to six. We believe the expansion improves our ability to find undervalued securities for the fund that can potentially translate into higher returns for our shareholders.


[left margin]

"ARIZONA'S SUBSTANTIAL EMPLOYMENT GROWTH, RISING PERSONAL WEALTH AND BURGEONING POPULATION WERE RESPONSIBLE FOR ITS CONTINUED CREDIT STRENGTH."

MUNICIPAL CREDIT RESEARCH TEAM
   DIRECTOR: STEVEN PERMUT
   MUNICIPAL CREDIT ANALYSTS:
     DAVID MOORE
     ROBERT MILLER
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE

"TO  HELP   ENSURE   THAT  THE   MUNICIPAL   SECURITIES   CHOSEN   FOR   ARIZONA
INTERMEDIATE-TERM MUNICIPAL MATCH OUR STRICT CRITERIA, WE RECENTLY EXPANDED OUR HIGHLY EXPERIENCED CREDIT TEAM FROM FOUR MEMBERS TO SIX."


4     1-800-345-2021


Arizona Int.-Term--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998

                                                    INCEPTION 4/11/94
                      ARIZONA INTERM.-    LEHMAN 5-YEAR   OTHER STATES INTERM. MUNI. DEBT FUNDS(2)
                       TERM MUNICIPAL       GO INDEX        AVERAGE RETURN      FUND'S RANKING
----------------------------------------------------------------------------------------------
6 MONTHS(1) ..............  3.02%             2.80%            2.94%              --

1 YEAR ...................  7.19%             6.95%            7.04%         33 OUT OF 77
----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS ..................  5.87%             5.92%            5.56%         15 OUT OF 61

LIFE OF FUND .............  6.57%             6.17%          5.92%(3)       6 OUT OF 47(3)

(1) Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services.

(3) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 18-19 for more information about returns, the comparative index and Lipper fund rankings.


[mountain chart]
GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 4/30/94

                             Value on 5/31/98
               Arizona Intermediate-        Lehman 5-Year
                  Term Municipal               GO Index
                      $10,000                  $10,000
May-94                $10,092                  $10,056
Jun-94                $10,064                  $10,033
Jul-94                $10,234                  $10,142
Aug-94                $10,280                  $10,191
Sep-94                $10,202                  $10,114
Oct-94                $10,083                  $10,058
Nov-94                $9,973                   $9,993
Dec-94                $10,098                  $10,081
Jan-95                $10,268                  $10,178
Feb-95                $10,443                  $10,326
Mar-95                $10,562                  $10,490
Apr-95                $10,625                  $10,518
May-95                $10,852                  $10,749
Jun-95                $10,855                  $10,757
Jul-95                $10,985                  $10,908
Aug-95                $11,085                  $11,018
Sep-95                $11,130                  $11,051
Oct-95                $11,233                  $11,097
Nov-95                $11,343                  $11,192
Dec-95                $11,426                  $11,253
Jan-96                $11,574                  $11,387
Feb-96                $11,541                  $11,349
Mar-96                $11,365                  $11,288
Apr-96                $11,378                  $11,271
May-96                $11,357                  $11,258
Jun-96                $11,428                  $11,338
Jul-96                $11,540                  $11,413
Aug-96                $11,539                  $11,436
Sep-96                $11,614                  $11,522
Oct-96                $11,724                  $11,629
Nov-96                $11,900                  $11,791
Dec-96                $11,853                  $11,774
Jan-97                $11,874                  $11,805
Feb-97                $11,948                  $11,889
Mar-97                $11,809                  $11,755
Apr-97                $11,852                  $11,814
May-97                $12,010                  $11,942
Jun-97                $12,122                  $12,048
Jul-97                $12,386                  $12,266
Aug-97                $12,270                  $12,201
Sep-97                $12,407                  $12,310
Oct-97                $12,453                  $12,386
Nov-97                $12,497                  $12,425
Dec-97                $12,669                  $12,537
Jan-98                $12,776                  $12,647
Feb-98                $12,782                  $12,662
Mar-98                $12,758                  $12,684
Apr-98                $12,695                  $12,623
May-98                $12,874                  $12,773

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each chart. Arizona Intermediate-Term Municipal's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)

             Arizona Intermediate-       Lehman 5-Year
                Term Municipal              GO Index
5/94*               0.92%                    0.56%
5/95                7.52%                    6.89%
5/96                4.65%                    4.74%
5/97                5.77%                    6.08%
5/98                7.19%                    6.95%

* From 4/30/94 (the date nearest the fund's inception for which index data are available).


                                               www.americancentury.com       5


Arizona Int.-Term--Q&A
-----------------------------------------------------------------------------

     An interview with Colleen Denzler and Ken Salinger, portfolio managers on the Arizona Intermediate-Term Municipal fund's investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED MAY 31, 1998?

     Falling interest rates and low inflation helped Arizona Intermediate-Term Municipal produce solid returns. The fund's total return was 7.19%, compared with the 7.04% average return of the 77 "Other States Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. Arizona Intermediate-Term Municipal also outpaced the 6.95% return of its benchmark, the Lehman 5-Year General Obligation Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT LED TO ARIZONA INTERMEDIATE-TERM MUNICIPAL'S OUTPERFORMANCE?

     We believe effective duration management was the main reason. Duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more the share price appreciates when rates fall, and the more it declines when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change.

HOW DID YOU MANAGE DURATION?

     We kept duration slightly long compared with Arizona Intermediate-Term Municipal's peers during much of the year, which boosted returns as interest rates generally declined. After starting the fiscal year with a duration around
5.0 years, we extended to about 5.5 years during July and August 1997 to take advantage of a market rally.

     During late October and November 1997, the portfolio's 5.3-year duration was again better positioned to take advantage of falling interest rates than some of its peers. However, the market began selling off in January 1998. We used the opportunity to shorten duration back to 5.0 years while riding out the countervailing forces of Asian turmoil and solid economic growth domestically (see page 3). As prospects for lower interest rates generally improved during March, we again lengthened duration. By the end of May, duration was back up to around 5.3 years.

IN WHAT OTHER WAYS DID YOU TRY TO ADD VALUE?

     Performance was also enhanced by our careful analysis of the municipal yield curve. A yield curve graphically represents the relationship between the maturity and yield of bonds (see the graph on page 3). Yields are represented along the vertical axis and maturity along the horizontal.

     Usually, a longer-maturity municipal security will have a higher yield than a shorter-maturity one of the same credit quality. That's mainly because there is less interest rate uncertainty in the near term than in the distant future. When the market fits this scenario, the yield curve looks like a concave line that slopes up and to the right, with longer-term municipals offering the most yield.

     However, as the graph on page 3 demonstrates, over the last year the yield curve has flattened as yields on longer-term municipals have fallen, while shorter-term ones have remained relatively unchanged.


[left margin]

"WE  KEPT  DURATION  SLIGHTLY  LONG  COMPARED  WITH  ARIZONA   INTERMEDIATE-TERM
MUNICIPAL'S PEERS DURING MUCH OF THE YEAR, WHICH BOOSTED RETURNS AS INTEREST RATES GENERALLY DECLINED."

YIELDS AS OF MAY 31, 1998
  30-DAY SEC YIELD
                                    3.98%
  30-DAY TAX-EQUIVALENT YIELDS
    31.02% TAX BRACKET              5.77%
    33.90% TAX BRACKET              6.02%
    34.59% TAX BRACKET              6.08%
    39.33% TAX BRACKET              6.56%



PORTFOLIO AT A GLANCE
                                  5/31/98            5/31/97
NUMBER OF SECURITIES                42                37
WEIGHTED AVERAGE
  MATURITY                        8.3 YRS           7.2 YRS
AVERAGE DURATION                  5.3 YRS           5.0 YRS
EXPENSE RATIO                      0.54%             0.66%

Investment terms are defined in the Glossary on page 19.


6     1-800-345-2021


Arizona Int.-Term--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

WITH THOSE BASICS IN MIND, HOW DO YOU USE THE YIELD CURVE TO THE PORTFOLIO'S ADVANTAGE?

     Basically, we use the yield curve to determine which bond maturities are offering the best risk-adjusted returns. We then look for attractively valued securities in those ranges that match our strict credit criteria and add them to the portfolio.

     When making these purchases, we modify the portfolio's maturity structure--the ratio of shorter- to longer-term municipals. During the latter half of the period, the portfolio's maturity structure was mostly barbelled. That means the portfolio was heavily invested in securities in the short and long ranges of its maturity spectrum, while being underweighted in bonds in the middle.

     This structure tends to perform best when the yield curve flattens.

AS THE CHART ON PAGE 8 ILLUSTRATES, YOU MADE SOME CHANGES TO THE CREDIT QUALITY OF THE FUND. WHY?

     To barbell the portfolio's structure, we bought shorter-term municipal bonds and sold intermediates. Because the shorter-term ones were mostly rated AAA, while the intermediates were mostly AA, the net effect was to raise the portfolio's credit quality. We were also adding a small contingent of higher-yielding longer-maturity securities, so were able to make the switch without sacrificing yield.

     With interest rates falling early this year, municipal issuance rose because it became cost effective for municipalities to reissue debt at prevailing lower interest rates. The resulting abundance of new securities provided many good opportunities to modify the portfolio's structure while allowing us to add municipals that we believed were undervalued. Our credit team was instrumental in this endeavor.

WHAT ARE GENERAL OBLIGATION BONDS?

     General obligation bonds (GOs) are municipal securities backed by the full faith and credit of the issuer. That means the issuer has pledged to do everything within its general taxing power to honor the principal and interest payments the security represents. The payments made to GO holders generally come from the taxing power of the issuing municipality. GOs backed by property taxes, for instance, are regarded by many as the safest type of municipal bonds.

WHY DOES THE PORTFOLIO TYPICALLY HOLD SUCH A LARGE PERCENTAGE OF GOS?

     Unlike some other states, the bulk of Arizona municipals are GOs. And while some GO issuance goes to finance a variety of public projects, the bulk of issuance goes to finance school districts. This is reflected in the portfolio's holdings and is a good example of why it pays to have a well-seasoned credit team. By carefully researching some of the smaller school districts, we are able to find undervalued securities with the potential to enhance fund returns by appreciating.

LEGISLATION WAS RECENTLY PASSED THAT WILL AFFECT HOW SCHOOL DISTRICTS RECEIVE FUNDING. CAN YOU BRIEFLY EXPLAIN MORE ABOUT THIS ISSUE?

     The Students FIRST (Fair and Immediate Resources for Students Today) Act of 1998, which received legislative approval on July 9, is aimed at creating uniform educational standards in Arizona. Unequal funding was seen as the main culprit behind the educational disparity between school districts and was therefore a main focus of the Act.


[right margin]

"BY CAREFULLY RESEARCHING SOME OF THE SMALLER SCHOOL DISTRICTS, WE ARE ABLE TO FIND UNDERVALUED SECURITIES WITH THE POTENTIAL TO ENHANCE FUND RETURNS BY APPRECIATING."

[pie charts]
PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MAY 31, 1998
  GOs                       52%
  Prerefunded/ETM            3%
  Land-Secured               7%
  COPs/Leases                9%
  Revenue Bonds             29%


AS OF NOVEMBER 30, 1997
  GOs                       51%
  Prerefunded/ETM            3%
  Land-Secured               4%
  COPs/Leases               12%
  Revenue Bonds             30%

Security types are defined in the Glossary on page 18.


                                               www.americancentury.com       7


Arizona Int.-Term--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

     To provide some background, Arizona's school debt issuance, as with many other states, has been under increased scrutiny over recent years. According to a 1994 ruling by Arizona's Supreme Court, the state's school financing methods violated the constitutional guarantee of "general and uniform" education.

     The new law attempts to fix these inequities by changing the way state funding is given to, and raised by, the various school districts. The legislation also imposes minimum adequacy standards for all public schools within the state that must be met within five years.

HOW MIGHT THIS LEGISLATION AFFECT THE PORTFOLIO?

     While we can't predict the exact outcome, in the short term we expect the new law to have little effect. Municipal issuance this year has been relatively high, and there are currently plenty of outstanding municipals from which to choose. Also, keep in mind that while the new legislation changes the way school districts issue debt going forward, it does not directly impact existing municipal securities.

     From a longer-term perspective, there is a good chance that the amount of municipal securities issued by Arizona school districts will be significantly reduced. The reduced supply will probably make it more difficult to find attractive, undervalued school-district municipals for the portfolio.

     Going forward, our credit team will continue closely watching developments surrounding the new legislation, bringing any new concerns to our immediate attention. We firmly believe that with careful monitoring and proactive initiative, the portfolio will be well prepared for the resulting changes.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND MUNICIPAL BONDS GOING FORWARD?

     Our perspective is generally upbeat. Inflation rose only at a 1.5% annual rate for the first five months of this year. Asian turmoil should help constrain inflationary pressures by keeping U.S. economic growth within manageable levels. With no inflationary pressures on the horizon, we believe interest rates could trend lower.

     If Asian turmoil dampens national economic growth significantly, there's a possibility that the Federal Reserve would cut short-term rates to stimulate growth. That would spell good news for the municipal market because a drop in short-term rates would cause existing securities to appreciate.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We will probably keep duration neutral to slightly long compared with Arizona Intermediate-Term Municipal's peers. That should enhance returns if municipal bond yields continue to decline, which we believe they will. We will continue monitoring the municipal yield curve, looking for opportunities to add value by modifying the portfolio's structure. In addition, we will be working closely with our credit team to stay on top of developing legislative issues such as the one affecting Arizona school districts.


[left margin]

"FROM A LONGER-TERM PERSPECTIVE, THERE IS A GOOD CHANCE THAT THE AMOUNT OF MUNICIPAL SECURITIES ISSUED BY ARIZONA SCHOOL DISTRICTS WILL BE SIGNIFICANTLY REDUCED."

PORTFOLIO COMPOSITION BY CREDIT RATING
           % OF FUND INVESTMENTS
           AS OF             AS OF
          5/31/98          11/30/97
AAA         58%               51%
AA          25%               33%
A            9%                8%
BBB          8%                8%

Ratings provided by Standard & Poor's. (See page 18 for more information.)

"WITH NO INFLATIONARY PRESSURES ON THE HORIZON, WE BELIEVE INTEREST RATES COULD TREND LOWER."


8     1-800-345-2021


Arizona Int.-Term--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998

Principal Amount                                                  Value
-----------------------------------------------------------------------------
MUNICIPAL SECURITIES

          $1,000,000  Arizona Transportation Board
                         Excise Tax Rev., (Maricopa
                         County Regional Area), 7.00%,
                         7/1/99, Prerefunded at 102%
                         of Par (MBIA)(1)                      $1,053,800

           1,000,000  Arizona Transportation Board
                         Excise Tax Rev., Series 1995 B,
                         (Maricopa County Regional
                         Area), 5.50%, 7/1/99
                         (AMBAC)                                1,018,680

           1,000,000  Arizona Transportation Board
                         Highway Rev., Series 1993 A,
                         6.00%, 7/1/08                          1,127,010

             500,000  Arizona Water Infrastructure
                         Finance Auth. Rev., Series
                         1998 A, (Water Quality Final
                         Assessment), 4.30%, 7/1/04
                         (MBIA)(2)                                502,915

             900,000  Coconino & Yavapai Counties
                         Joint Unified School District
                         Number 9, Series 1994 C,
                         (Sedona Project of 1992),
                         5.60%, 7/1/06 (FGIC)                     949,239

           1,170,000  Coconino County Jail District Rev.,
                         4.00%, 7/1/01 (AMBAC)                  1,169,626

           1,000,000  East Valley Institute of Technology
                         No. 401 GO, 5.00%, 7/1/03
                         (AMBAC)                                1,039,060

             545,000  Gilbert County GO, Series 1994 C,
                         6.00%, 7/1/02 (MBIA)                     584,016

           2,000,000  Maricopa County Certificates of
                         Participation, 5.625%, 6/1/00          2,040,380

             500,000  Maricopa County GO, 6.25%,
                         7/1/03 (FGIC)                            547,700

           1,000,000  Maricopa County Hospital Rev.,
                         (Sun Health Corp.), 5.75%,
                         4/1/07                                 1,059,210

             500,000  Maricopa County Industrial
                         Development Auth. Hospital
                         Facility Rev., (Samaritan Health
                         Services), 7.15%, 12/1/04
                         (MBIA)                                   579,170

           1,000,000  Maricopa County Unified School
                         District No. 1 GO, (Phoenix
                         Elementary), 5.50%, 7/1/09
                         (MBIA)                                 1,078,650

           1,000,000  Maricopa County Unified School
                         District No. 48 GO, (Scottsdale),
                         6.60%, 7/1/12                          1,195,950

           1,000,000  Maricopa County Unified School
                         District No. 90 GO, (Ruth Fisher
                         Elementary), 5.375%, 7/1/00            1,026,350

           1,000,000  Maricopa County Unified School
                         District No. 6 GO, Series 1997
                         B, (Washington Elementary),
                         4.75%, 7/1/11 (FGIC)                   1,001,420


Principal Amount                                                  Value
-----------------------------------------------------------------------------

          $  800,000  Maricopa County Unified School
                         District No. 40 GO, Series
                         1995 C, 7.75%, 7/1/06 (FGIC)       $     981,008

           1,000,000  Maricopa County Unified School
                         District No. 41 GO, Series
                         1988 F, (Gilbert), 6.20%,
                         7/1/02, Prerefunded at 100%
                         of Par (FGIC)(1)                       1,079,250

           1,000,000  Maricopa County Unified School
                         District No. 97 GO, (Deer
                         Valley), Series 1996 A, 6.25%,
                         7/1/06 (MBIA)                          1,126,170

           1,000,000  Maricopa County Unified School
                         District No. 201 GO, Series
                         1992 E, (Phoenix), 7.10%,
                         7/1/04                                 1,154,220

             300,000  Phoenix Airport Rev., Series
                         1994 C, 5.50%, 7/1/01 (MBIA)             312,057

           1,000,000  Phoenix Civic Improvement Corp.
                         Rev., (Senior Lien), 5.00%,
                         7/1/03                                 1,033,960

           1,000,000  Phoenix Civic Improvement Corp.
                         Wastewater System Lease Rev.,
                         4.85%, 7/1/07 (MBIA)                   1,028,250

             550,000  Phoenix GO, 6.00%, 7/1/01                   582,296

           1,000,000  Phoenix GO, Series 1995 B,
                         5.00%, 7/1/09                          1,042,620

           1,100,000  Phoenix Industrial Development
                         Auth. Single Family Mortgage
                         Rev., Series 1998 A, 6.60%,
                         12/1/29 (GNMA/FNMA/
                         FHLMC)                                 1,208,801

             500,000  Phoenix Street and Highway Rev.,
                         5.95%, 7/1/00                            520,655

           1,000,000  Pima County GO, 4.50%, 7/1/13
                         (MBIA)(2)                                963,850

           1,000,000  Pima County Sewer Rev., 6.20%,
                         7/1/00 (FGIC)                          1,045,910

           1,000,000  Pima County Unified School
                         District No. 10 GO,
                         (Amphitheater), 7.00%, 7/1/05
                         (MBIA)                                 1,162,100

           1,000,000  Pima County Unified School
                         District No. 12 GO, (Sunnyside),
                         5.50%, 7/1/09 (MBIA)                   1,065,740

           1,000,000  Puerto Rico Commonwealth GO,
                         5.75%, 7/1/11 (MBIA)                   1,112,620

           1,000,000  Puerto Rico Commonwealth GO,
                         4.50%, 7/1/23                            903,770

             500,000  Puerto Rico Commonwealth
                         Infrastructure Financing Auth.
                         Special Tax Rev., Series 1998 A,
                         5.50%, 7/1/08 (AMBAC)                    543,975

           1,000,000  Salt River Project Agricultural
                         Improvement and Power District
                         Rev., Series 1993 B, 6.50%,
                         1/1/04                                 1,114,000

             480,000  Scottsdale GO, 7.50%, 7/1/02                541,224

           1,275,000  Tempe GO, 6.25%, 7/1/05                   1,428,778

See Notes to Financial Statements


                                               www.americancentury.com       9


Arizona Int.-Term--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount                                                  Value
-----------------------------------------------------------------------------

         $   525,000  Tucson Certificates of
                         Participation, 5.70%, 7/1/02(3)      $     532,324

             200,000  Tucson Street and Highway Rev.,
                         4.50%, 7/1/98                              200,114

           1,000,000  Tucson Street and Highway Rev.,
                         5.70%, 7/1/01(3)                         1,049,490

             500,000  Yavapai County Unified School
                         District No. 28 GO, (Camp
                         Verde), 6.10%, 7/1/04 (FGIC)               551,680

           1,000,000  Yuma GO, 5.00%, 7/1/09
                         (AMBAC)                                  1,045,460
                                                             ------------------

TOTAL INVESTMENT SECURITIES--100.0%                             $39,303,498
                                                             ==================
   (Cost $38,070,934)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Escrowed to maturity in U.S. Government securities or state and local government securities.

(2) When-issued security.

(3) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


10     1-800-345-2021


Statement of Assets and Liabilities
-----------------------------------------------------------------------------
MAY 31, 1998

ASSETS

Investment securities, at value
  (identified cost of $38,070,934)
   (Note 3) ...............................................          $39,303,498

Cash ......................................................              432,584

Receivable for investments sold ...........................            1,000,000

Interest receivable .......................................              845,593
                                                                     -----------

                                                                      41,581,675
                                                                     -----------

LIABILITIES

Payable for investments
  purchased ...............................................            1,458,562

Payable for capital shares
  redeemed ................................................               48,183

Dividends payable .........................................               10,430

Accrued management fees
  (Note 2) ................................................               17,021

Payable for trustees' fees
  and expenses ............................................                  143
                                                                     -----------

                                                                       1,534,339
                                                                     -----------

Net Assets ................................................          $40,047,336
                                                                     ===========

CAPITAL SHARES

Outstanding (unlimited number
  of shares authorized) ...................................            3,753,594
                                                                     ===========

Net Asset Value Per Share .................................          $     10.67
                                                                     ===========

NET ASSETS CONSIST OF:

Capital paid in ...........................................          $38,731,162

Accumulated undistributed
  net realized gain on
  investment transactions .................................               83,610

Net unrealized appreciation
  on investments (Note 3) .................................            1,232,564
                                                                     -----------

                                                                     $40,047,336
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net income not yet paid to shareholders; net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com       11


Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED MAY 31, 1998

INVESTMENT INCOME

Income:

Interest .................................................          $ 1,747,687
                                                                    -----------

Expenses (Note 2):

Investment advisory fees .................................              179,507

Printing and postage .....................................               11,971

Custodian fees ...........................................                5,525

Administrative fees ......................................                4,889

Registration and filing fees .............................                3,497

Transfer agency fees .....................................                3,255

Trustees' fees and expenses ..............................                2,345

Auditing and legal fees ..................................                1,081

Organizational expenses ..................................                  168

Other operating expenses .................................                2,810
                                                                    -----------

  Total expenses .........................................              215,048

Amount waived ............................................              (21,161)
                                                                    -----------

  Net expenses ...........................................              193,887
                                                                    -----------

Net investment income ....................................            1,553,800
                                                                    -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments .........................              247,543

Change in net unrealized
  appreciation on investments ............................              622,539
                                                                    -----------

Net realized and unrealized
  gain on investments ....................................              870,082
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations ..............................          $ 2,423,882
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* investment advisory fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


12     1-800-345-2021


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
YEARS ENDED MAY 31, 1998 AND MAY 31, 1997

Increase in Net Assets

                                                    1998               1997
OPERATIONS

Net investment income ....................      $  1,553,800       $  1,207,103

Net realized gain on investments .........           247,543             12,678

Change in net unrealized
  appreciation on investments ............           622,539            303,847
                                                ------------       ------------

Net increase in net assets
  resulting from operations ..............         2,423,882          1,523,628
                                                ------------       ------------
DISTRIBUTIONS TO
  SHAREHOLDERS

From net investment income ...............        (1,553,800)        (1,207,103)

From net realized gains on
  investment transactions ................          (163,355)              --
                                                ------------       ------------

Decrease in net assets
  from distributions .....................        (1,717,155)        (1,207,103)
                                                ------------       ------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................        18,049,886         15,353,294

Proceeds from reinvestment
  of distributions .......................         1,285,629            917,406

Payments for shares redeemed .............       (10,549,469)       (11,821,630)
                                                ------------       ------------

Net increase in net assets from
  capital share transactions .............         8,786,046          4,449,070
                                                ------------       ------------

Net increase in net assets ...............         9,492,773          4,765,595

NET ASSETS

Beginning of year ........................        30,554,563         25,788,968
                                                ------------       ------------

End of year ..............................      $ 40,047,336       $ 30,554,563
                                                ============       ============

TRANSACTIONS IN
SHARES OF THE FUND

Sold .....................................         1,695,769          1,472,637

Issued in reinvestment
  of distributions .......................           120,777             88,040

Redeemed .................................          (989,926)        (1,134,039)
                                                ------------       ------------

Net increase .............................           826,620            426,638
                                                ============       ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions results in net assets at the end of the period.

See Notes to Financial Statements


                                               www.americancentury.com       13


Notes to Financial Statements
-----------------------------------------------------------------------------
MAY 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Arizona Intermediate-Term Municipal Fund (the
Fund) is one of the eight funds issued by the Trust. The Fund is non-diversified under the 1940 Act. The objective of the Fund is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Fund invests primarily in Arizona intermediate-term municipal obligations. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Arizona than a fund with a broader geographical diversification. The following significant accounting policies related to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

     Security Valuations--Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

     Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized capital gains are declared and paid annually. For the year ended May 31, 1998, 100% (unaudited) of the Fund's distributions from net investment income have been designated as exempt from federal income tax.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     FUTURES CONTRACTS--The Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at May 31, 1998.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     Additional Information--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


14     1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Fund approved a new management agreement with American Century Investment Management, Inc. (ACIM) on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation
(ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Fund in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Management fees of $156,789 were incurred under the new management agreement and included in Investment Advisory Fees in the Statement of Operations. Expenses, net of the amount waived, and the annualized ratio of operating expenses to average net assets, under the previous agreement, for the two months ended July 31, 1997 were $35,089 and 0.67%, respectively.

      Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, ACSC.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of municipal debt obligations, excluding short-term investments, totaled $22,872,224 and $13,874,290, respectively.

     As of May 31, 1998, accumulated net unrealized appreciation was $1,232,564, which consisted of unrealized appreciation of $1,238,048, and unrealized depreciation of $5,484. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


                                               www.americancentury.com       15


Arizona Int.-Term--Financial Highlights
-----------------------------------------------------------------------------
    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                        1998          1997          1996         1995          1994(1)
PER-SHARE DATA

Net Asset Value,
  Beginning of Period ...........  $    10.44    $    10.31    $    10.35    $    10.13    $    10.00

Income From Investment
  Operations

  Net Investment Income .........        0.46          0.45          0.51          0.51          0.07

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ..................        0.28          0.13         (0.03)         0.22          0.13

  Total From Investment
  Operations ....................        0.74          0.58          0.48          0.73          0.20

Distributions

  From Net Investment Income ....       (0.46)        (0.45)        (0.51)        (0.51)        (0.07)

  From Net Realized Gains
  on Investment Transactions ....       (0.05)         --           (0.01)         --            --


  Total Distributions ...........       (0.51)        (0.45)        (0.52)        (0.51)        (0.07)


Net Asset Value, End of Period ..  $    10.67    $    10.44    $    10.31    $    10.35    $    10.13


  Total Return(2) ...............        7.19%         5.77%         4.65%         7.52%         1.99%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets .........        0.54%         0.66%         0.14%         --            --

Ratio of Operating Expenses to
  Average Net Assets
   (Before Expense Waiver) ......        0.60%         0.79%         0.82%         1.01%         2.33%(3)

Ratio of Net Investment Income
  to Average Net Assets .........        4.33%         4.35%         4.85%         5.16%         5.08%(3)

Ratio of Net Investment Income to
  Average Net Assets
   (Before Expense Waiver) ......        4.27%         4.22%         4.17%         4.15%         2.75%(3)

Portfolio Turnover Rate .........          39%           81%           36%           33%           18%

Net Assets, End of Period
   (in thousands) ...............  $   40,047    $   30,555    $   25,789    $   19,778    $    7,187

(1) April 11, 1994 (inception) through May 31, 1994.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


16     1-800-345-2021


Report of Independent Accountants
-----------------------------------------------------------------------------

To the Board of Trustees of the
American Century Municipal Trust
and Shareholders of American Century - Benham
Arizona Intermediate-Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century - Benham Arizona Intermediate-Term Municipal Fund (one of the funds constituting the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended May 31, 1997 and the financial highlights for each of the four years in the period ended May 31, 1997 were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
July 16, 1998


                                               www.americancentury.com       17


Background Information
-----------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     ARIZONA INTERMEDIATE-TERM MUNICIPAL seeks to provide interest income exempt from both Arizona and federal income taxes. The fund invests primarily in intermediate-term Arizona municipal securities with maturities of four or more years and maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

COMPARATIVE INDICES

     The following index is used in the report to serve as fund performance comparisons. It is not an investment product available for purchase.

     The LEHMAN 5-YEAR MUNICIPAL GENERAL OBLIGATION INDEX is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service. Rankings are based on average annual total returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The funds in Lipper's Other States Intermediate Municipal Debt Funds category invest in municipal debt issues with dollar-weighted average maturities of 5-10 years and which are exempt from taxation on a specified city or state basis.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A or BBB are considered "investment grade," meaning they're relatively safe from default.


[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS:
    COLLEEN DENZLER
    KEN SALINGER
  MUNICIPAL CREDIT RESEARCH DIRECTOR:
    STEVEN PERMUT


18     1-800-345-2021


Glossary
-----------------------------------------------------------------------------

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a combined federal and Arizona state income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities issuances held by a fund on a given date.

* Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder's account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


                                               www.americancentury.com       19


Notes
-----------------------------------------------------------------------------


20     1-800-345-2021


(inside back cover)

[american century logo(reg.sm)]
American
Century(reg.tm)


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Municipal Trust


Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

(C) 1998 American Century Services Corporation Funds Distributor, Inc.

[recycled logo]
   Recycled


[back cover]

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


American Century Investments                                Bulk Rate
P.O. Box 419200                                             U.S. Postage Paid
Kansas City, MO 64141-6200                                  American Century
www.americancentury.com                                     Companies


9807                 (C)1998 American Century Services Corporation
SH-BKT-13100         Funds Distributor, Inc.

/front cover/

                                                                    May 31, 1998
Annual Report
-------------

American Century


        [graphic of U.S. currency and two individuals walking up stairs]


Benham Group
------------

Florida Municipal Money Market



                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


/inside front cover/


A Note from the Founder

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in tern, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers

About our New Report Design

Why We Changed

     We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable, while helping you keep abreast of your fund's strategy and performance.

What's New

     The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

     *  Larger type size in many sections.
     *  Brief explanations of the financial statements.
     *  More prominent graphs and charts.
     *  Quotes in the margins to highlight report content.

The Bottom Line

     The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money but reduces the number of mailing pieces you receive.

     The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

     We believe we've come up with a more interesting, informative and user-friendly publication.

     We hope you enjoy it.


[left margin]

Benham Group
Florida Municipal Money Market
(BEFXX)


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998



Our Message to You
-----------------------------------------------------------------------------
/photo of James E. Stowers III, seated, with James E. Stowers, Jr. /
James E. Stowers III, seated, with James E. Stowers, Jr.

     The year ended May 31, 1998, was a period of relative stability for short-term interest rates. The Federal Reserve didn't change the federal funds rate target, a key money market benchmark, when inflation remained low and U.S. economic growth was tempered by the Asian economic crisis. As a result, supply and demand factors had more influence on the municipal money market than interest rate movements.

     Florida Municipal Money Market continued to provide more state and federal tax-exempt income than its peers. We accomplished this by keeping expenses low and buying short-term municipal securities at favorable prices created by supply and demand fluctuations. The solid efforts of our municipal investment and credit research teams were clearly reflected in Florida Municipal Money Market's performance.

     Turning to the  corporate  front,  we've had an  eventful  year at American
Century. We gained a powerful business partner in January when J.P. Morgan became a substantial minority shareholder. Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December.

     Overall, we've had a noteworthy record of continuity in the management of American Century's tax-free and municipal funds. The investment team that manages Florida Municipal Money Market has expanded its resources and hasn't experienced any portfolio manager turnover since Benham merged with American Century. The team's approach still adheres to investment philosophies that Jim Benham helped develop during his 25 years as a mutual fund manager, but also benefits from new technology and resources that the merger with American Century made possible. The fund has performed well, exemplifying the quality of the tools we aim to provide to investors to help them meet their financial goals.

     If you'd like to learn more about your investments or about personal finance topics such as Roth IRAs or diversification, we have many free educational brochures and booklets available by mail. You can also get educational information by giving us a call or visiting our Web site (www.americancentury.com). We've recently added several new features to the site, including retirement investing calculators and online investment tracking. We're committed to making your relationship with us as easy and productive as possible.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER


[right margin]

                           Table of Contents
   Report Highlights ......................................................    2
   Services Update ........................................................    3
FLORIDA MUNICIPAL MONEY MARKET
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ..........................................................   10
   Statement of Operations ................................................   11
   Statements of Changes
     in Net Assets ........................................................   12
   Notes to Financial
     Statements ...........................................................   13
   Financial Highlights ...................................................   15
   Report of Independent
     Accountants ..........................................................   16
OTHER INFORMATION
   Background Information
     Investment Philosophy
       and Policies .......................................................   17
     Lipper Rankings ......................................................   17
     Credit Rating
       Information ........................................................   17
     Investment and Credit
       Research Teams .....................................................   17
   Glossary ...............................................................   18


                                               www.americancentury.com       1


Report Highlights
-----------------------------------------------------------------------------
MANAGEMENT Q&A

* Florida Municipal Money Market continued to provide a higher level of tax-exempt income than its peers. Low expenses, the investment team's value strategy and the credit research team's efforts boosted the fund's performance.

* As of February 1998, Florida Municipal Money Market no longer owned securities backed by Japanese banks. These securities offer higher yields but we believe the risks are inappropriate for a conservative money fund.

* We monitored seasonal supply and demand factors governing yields for municipal securities, as well as relative valuation measures, to determine security selection. We typically choose between variable- rate demand notes and one-year municipal notes, depending on which type of security offers the most attractive yield.

* The Florida economy remains very strong. Even if economic conditions weakened, most Florida tax-free municipal securities would not be susceptible to changes in the local economy. They are backed by letters of credit from banks with operations that extend well beyond the state.

* We do not anticipate any major changes in interest rates in the near future, so we continue to focus on seasonal supply and demand factors in the marketplace, as well as credit quality.


[left margin]

"AS OF FEBRUARY 1998, FLORIDA MUNICIPAL MONEY MARKET NO LONGER OWNED SECURITIES BACKED BY JAPANESE BANKS. THESE SECURITIES OFFER HIGHER YIELDS BUT WE BELIEVE THE RISKS ARE INAPPROPRIATE FOR A CONSERVATIVE MONEY FUND."


               FLORIDA MUNICIPAL
              MONEY MARKET (BEFXX)

TOTAL RETURNS:                AS OF 5/31/98
    6 Months                         1.62%*
    1 Year                            3.31%

NET ASSETS:                  $109.7 million

7-DAY CURRENT YIELD:                  3.26%

INCEPTION DATE:                     4/11/94

* Not annualized.

See Total Returns on page 4.

Investment terms are defined in the Glossary on page 18.


2      1-800-345-2021


Services Update
-----------------------------------------------------------------------------

     We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

     No. You can write as many checks as you want at no charge, as long as each one is for $100 or more.

BESIDES WRITING A CHECK, HOW ELSE CAN I ACCESS MY MONEY?

     There are a couple of easy ways. First, we can send a check directly to you at your address of record. All you need to do is give us a call or write us a letter requesting the check, and we'll send it right out to you.

     We can also make automatic deposits from your money market fund to your bank account. Just make sure we have all of your bank information on file, and then give us a call to request a direct transfer.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

     No. Exchanges involve moving money from one American Century fund to another. Although there is a limit of six exchanges per calendar year out of our bond and stock funds, there is no limit for money market funds.

     Exchanges can be made by:

     * calling an Investor Services representative (1-800-345-2021)

     * dialing into our Automated Information Line (1-800-345-8765)*

     * writing us a letter

     * connecting to our Web site
      (www.americancentury.com)*

     You can also make exchanges through our Automatic Exchange plan or Open Order service.

HOW DO OPEN ORDERS WORK?

     Open Orders enable you to buy or sell shares in a mutual fund automatically at a price you designate. Here's how it works:

* To Buy--select a fund in which you wish to invest and specify a price at which you'd like to buy shares. Because the object is to buy low, the price you specify must be at or below the fund's last closing price. If the fund's price closes at or below your specified price, we will automatically move the amount you designated from your money market fund into an account in the fund you selected.

* To Sell--select a fund in which you own shares and specify a price at which you'd like to sell them. Because the object is to sell high, the price you specify must be at or above the fund's last closing price (we can't place stop-loss orders). If the fund's price closes at or above your specified price, we'll sell the number of shares you designated and move the proceeds into your money market account.

Some other notes about Open Orders:

* Open Orders last for a maximum of 90 days and may be canceled or extended whenever you choose.

* Once you've placed, canceled, or modified your Open Order, we'll send a letter confirming your decision to your address of record.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR  SERVICES,   CALL  US  TOLL  FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).

* Requires shareholder authorization.


[right margin]

Accessing your money. . .
WE CAN SEND A CHECK DIRECTLY TO YOU AT YOUR ADDRESS OF RECORD. ALL YOU NEED TO DO IS GIVE US A CALL OR WRITE US A LETTER REQUESTING THE CHECK. WE CAN ALSO MAKE AUTOMATIC DEPOSITS FROM YOUR MONEY MARKET FUND TO YOUR BANK ACCOUNT.


                                               www.americancentury.com       3


Florida Muni. Money Mkt.--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998

                                             INCEPTION 4/11/94
                      FLORIDA MUNICIPAL   OTHER STATES TAX-EXEMPT MONEY MARKET FUNDS(2)
                        MONEY MARKET          AVERAGE RETURN      FUND'S RANKING
-------------------------------------------------------------------------------------
6 MONTHS(1) .............   1.62%                  1.56%                --

1 YEAR ..................   3.31%                  3.21%           13 OUT OF 33
-------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS .................   3.57%                  3.23%            1 OUT OF 27

LIFE OF FUND ............   3.58%                  3.23%(3)         1 OUT OF 17(3)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 17-18 for more information about returns and Lipper fund rankings.



PORTFOLIO AT A GLANCE
                             5/31/98           5/31/97
NUMBER OF SECURITIES           45                50
WEIGHTED AVERAGE
  MATURITY                   54 DAYS           48 DAYS
EXPENSE RATIO               0.51%(+)           0.12%*

* Until December 31, 1996, the fund's management fees were waived by Benham Management Corporation. Beginning January 1, 1997, management fees were phased in at a rate of 0.10% each month until a rate of 0.61% was reached.

+    On August  1,  1997,  a new  management  agreement  with  American  Century
     Investment Management, Inc. went into effect. The agreement reduced management fees to approximately 0.50%.



YIELDS AS OF MAY 31, 1998
  7-DAY CURRENT YIELD
                                   3.26%
  7-DAY EFFECTIVE YIELD
                                   3.31%
  7-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET              4.53%
    31.0% TAX BRACKET              4.72%
    36.0% TAX BRACKET              5.09%
    39.6% TAX BRACKET              5.40%

Past performance does not guarantee future results.
Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


4      1-800-345-2021


Florida Muni. Money Mkt.--Q&A
-----------------------------------------------------------------------------

     An interview with Bryan Karcher, a portfolio manager on the Florida Municipal Money Market fund investment team.

HOW DID FLORIDA MUNICIPAL MONEY MARKET PERFORM DURING THE FISCAL YEAR ENDED MAY 31, 1998?

     Florida Municipal Money Market continued to provide a higher level of tax-exempt income than the average state-specific tax-free money market fund. The fund's total return was 3.31%, compared with the 3.21% average return of the 33 "Other States Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

     A major reason for the high total return was our decision in August 1997 to cut management expenses from 61 basis points to approximately 50 (0.61% to 0.50% ---a basis point equals 0.01%). The lower expense ratio directly benefits shareholders because we're delivering the same strong performance, but at a reduced cost. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

WHAT CHANGES DID YOU MAKE IN FLORIDA MUNICIPAL MONEY MARKET'S PORTFOLIO DURING THE YEAR?

     We reduced our exposure to the troubled Japanese financial system; as of February 1998, the fund no longer owned securities backed by Japanese banks. The Japanese banking system has suffered from a lengthy domestic recession and non-performing real estate loans. Securities backed by Japanese banks offer higher yields, but we believe the risks are inappropriate for a conservative money fund. Our strict credit criteria limits us to top-rated securities, even if that means sacrificing yield.

     We also used our value strategy to shift between variable-rate demand notes (VRDNs--securities that track market interest rates and stabilize their market values using daily or weekly interest rate adjustments) and other short-term municipal securities.

PLEASE DESCRIBE YOUR VALUE STRATEGY.

     Because the short-term municipal market is greatly affected by seasonal supply and demand factors, one-year municipal note yields fluctuate significantly, but somewhat predictably, through the year. For example, in April investors remove a lot of money from tax-exempt money market funds to pay taxes. As a result, there is less demand for short-term municipal securities and yields tend to rise.

     In contrast, demand is higher and yields are lower in January when investors look to reinvest cash they've received from bond interest and principal payments. In April 1998, for example, yields on one-year notes reached 3.75%, up from about 3.50% in January. We're more likely to buy one-year securities in April to lock in higher yields.

     We also compare one-year municipal note yields to the yields on one-year Treasury notes. We generally consider municipal notes attractive when their yield exceeds 70% of the one-year Treasury note yield. In February, one-year muni yields were 3.55% (about 66% of Treasury yields) but reached 3.75% (70% of Treasury yields) by the week of April 15.

     Our final value indicator is the yield on VRDNs as a percentage of the federal funds rate target, the overnight inter-bank lending rate set by the


[right margin]

"FLORIDA MUNICIPAL MONEY MARKET CONTINUED TO PROVIDE A HIGHER LEVEL OF TAX-EXEMPT INCOME THAN THE AVERAGE STATE-SPECIFIC TAX-FREE MONEY MARKET FUND."

[pie charts]
PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MAY 31, 1998
  Commercial Paper         3%
  Bonds less than 1 Year   24%
  Other                    3%
  VRDNs                    70%


AS OF NOVEMBER 30, 1997
  Municipal Notes          4%
  Commercial Paper         5%
  Bonds less than 1 Year   12%
  Other                    12%
  VRDNs                    67%

Security types are defined on page 18.


                                               www.americancentury.com       5


Florida Muni. Money Mkt.--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

Federal Reserve (the Fed). We examine the historical averages of this percentage. VRDNs often have attractive yields, but we can use their historical relationship with the fed funds rate target to anticipate when one-year notes might have a temporary yield advantage that make them a better buy.

WHAT IS THE FLORIDA INTANGIBLES TAX?

     The intangibles tax is $2 per $1,000 in value on any financial assets in an investment portfolio at the end of a calendar year. Certain investments are exempt, such as most Florida municipal securities and U.S. Treasurys. We're very careful not to have any securities in the portfolio that would be subject to the intangibles tax because we realize the importance to our shareholders of avoiding it.

HOW DOES FLORIDA'S ECONOMY LOOK?

     Bolstered by tourism, increasing trade with Latin America, high technology, financial services and a booming housing market, the Florida economy remains very strong. However, most tax-free municipal securities are not susceptible to changes in the local economy. They are backed by letters of credit from banks with operations that extend well beyond Florida. Even if the Florida economy weakened, it's not likely to affect the creditworthiness of the backing banks, most of which have national and even international operations. In addition, recent bank mergers in Florida, such as the combination of NationsBank with Barnett, have strengthened the credit quality of the surviving institutions. Both NationsBank and Barnett have issued letters of credit that back securities in Florida Municipal Money Market.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

     The economy continues to be healthy and there's been very little inflation. Although there was some concern earlier in the year that the Fed would raise interest rates to slow the economy, the worsening situation in Asia has taken the pressure off the Fed to act. We do not anticipate any major changes in interest rates in the near future, so we continue to focus on seasonal supply and demand factors in the marketplace.

HOW WILL YOU MANAGE FLORIDA MUNICIPAL MONEY MARKET OVER THE NEXT SIX MONTHS?

     Credit quality will remain our number one concern, and we will focus on buying securities in the highest credit ratings. In addition, we will continue to compare the relative values (yields) between one-year notes and weekly VRDNs, buying the one-year securities when there is sufficient additional yield.


[left margin]

"CREDIT QUALITY WILL REMAIN OUR NUMBER ONE CONCERN, AND WE WILL FOCUS ON BUYING SECURITIES IN THE HIGHEST CREDIT RATINGS."


PORTFOLIO COMPOSITION BY CREDIT RATING
                  % OF FUND INVESTMENTS
                  AS OF             AS OF
                 5/31/98          11/30/97
SP1+               90%               76%
SP1                10%               24%

SP1+ and SP1 are Standard & Poor's highest credit ratings for short-term municipal securities. See Credit Rating Information on page 17 for more information.


6      1-800-345-2021


Florida Muni. Money Mkt.--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES

           $5,000,000  Alachua County Industrial
                          Development Rev., (Florida Rock
                          Industries Income Project),
                          VRDN, 3.90%, 6/4/98 (LOC:
                          Bank of America N.T. & S.A.)       $    5,000,000

            5,000,000  Broward County Housing Finance
                          Auth. Multifamily Housing Rev.,
                          Series 1990 A, (Palm Aire
                          Oxford), VRDN, 4.00%, 6/3/98
                          (SBBPA: Continental Casualty
                          Co.)                                    5,000,000

            2,270,000  Broward County Industrial
                          Development Rev., (Fast Real
                          Estate Partners), VRDN, 4.00%,
                          6/3/98 (LOC: Suntrust Bank
                          South Florida, N.A.)                    2,270,000

            2,500,000  Broward County Industrial
                          Development Rev., (HEICO),
                          VRDN, 4.00%, 6/3/98 (LOC:
                          Suntrust Bank South Florida,
                          N.A.)                                   2,500,000

            2,420,000  Broward County Industrial
                          Development Rev., (MDR
                          Fitness Project), VRDN, 4.00%,
                          6/3/98 (LOC: Suntrust Bank,
                          Miami, N.A.)                            2,420,000

            2,000,000  Broward County Industrial
                          Development Rev., (W.R. Bonsal
                          Co.), VRDN, 4.05%, 6/4/98
                          (LOC: Nationsbank, N.A.)                2,000,000

            3,460,000  Coral Springs Industrial
                          Development Rev., (Royal
                          Plastics Group Project), VRDN,
                          4.00%, 6/3/98 (LOC: Suntrust
                          Bank South Florida, N.A.)               3,460,000

            1,000,000  Dade County Aviation Rev., Series
                          1996 A, 5.00%, 10/1/98
                          (MBIA)                                  1,004,196

            3,000,000  Dade County Housing Finance
                          Auth. Single-Family Rev., Series
                          1997 C, 4.05%, 10/16/98
                          (GIC: FGIC Capital Markets)             3,000,000

            1,000,000  Dade County Industrial
                          Development Auth. Rev.,
                          (Stephen M. Greene), VRDN,
                          4.05%, 6/3/98 (LOC: Suntrust
                          Bank, Miami, N.A.)                      1,000,000

            1,830,000  Escambia County Housing
                          Finance Auth. Single-Family
                          Mortgage Rev., VRDN, 4.04%,
                          6/4/98 (Liquidity: Merrill Lynch
                          & Co. Inc.) (Acquired 12/3/96,
                          Cost $1,830,000)(1)                     1,830,000


Principal Amount                                                    Value
-----------------------------------------------------------------------------

           $7,320,000  Escambia County Housing
                          Finance Auth. Single-Family
                          Mortgage Rev., VRDN, 4.07%,
                          6/4/98 (Liquidity: Merrill Lynch
                          & Co. Inc.) (Acquired 4/9/98-
                          5/20/98, Cost $7,320,000)(1)       $    7,320,000

            2,125,000  Florida Board of Education
                          Capital Outlay GO, 6.60%,
                          6/1/98                                  2,125,000

              500,000  Florida Board of Education Capital
                          Outlay GO, Series 1995 B,
                          5.625%, 6/1/98                            500,000

            2,720,000  Florida Department of
                          Transportation GO, Series
                          1997 A, 6.40%, 7/1/98                   2,725,714

            4,650,000  Florida Housing Finance Agency Rev.,
                          (Ashley Lakes Project), VRDN,
                          4.00%, 6/3/98 (LOC:
                          Barclays Bank PLC)                      4,650,000

            4,500,000  Florida Housing Finance Agency Rev.,
                          (Caribbean Key),
                          VRDN, 3.95%, 6/3/98 (LOC:
                          KeyBank, N.A.)                          4,500,000

            6,800,000  Florida Housing Finance Agency
                          Rev., (Country Club Apartments),
                          VRDN, 4.25%, 6/1/98 (LOC:
                          Northern Trust Corp.)                   6,800,000

            2,500,000  Florida Housing Finance Agency Rev.,
                          (Heron  Park Project), VRDN,
                          4.00%, 6/3/98 (LOC:
                          NationsBank N.A.)                       2,500,000

            2,000,000  Florida Housing Finance Agency Rev.,
                          (Tiffany Club),
                          VRDN, 3.95%, 6/3/98 (LOC:
                          NationsBank N.A.)                       2,000,000

            4,400,000  Florida Housing Finance Agency
                          Trust Receipts, Series 12,
                          VRDN, 4.10%, 6/3/98 (MBIA)
                          (SBBPA: Bank of New York)               4,400,000

            3,000,000  Florida Housing Finance Corp.
                          Rev., Series 6, (Homeowner
                          Mortgage), 3.80%, 6/15/99
                          (GIC: FGIC Capital Markets)             3,000,000

            1,800,000  Hillsborough County Aviation
                          Auth. Rev. Commercial Paper,
                          3.70%, 8/12/98 (LOC:
                          National Westminster Bank
                          PLC)                                    1,800,000

            2,000,000  Indian River County Hospital
                          Commercial Paper, 3.65%,
                          8/12/98 (LOC: Kredietbank
                          N.V.)                                   2,000,000

              900,000  Indian River County Industrial
                          Development Rev., (Florida
                          Convales), VRDN, 4.05%,
                          6/1/98 (LOC: Toronto
                          Dominion Bank)                            900,000

See Notes to Financial Statements


                                               www.americancentury.com       7


Florida Muni. Money Mkt.--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------

           $2,000,000  Jacksonville Electric Auth. Rev.
                          Water and Sewer, Series
                          1997 B, 4.00%, 10/1/98             $    2,001,029

              895,000  Jacksonville Health Facilities Auth.
                          Hospital Rev., Series 1997 A,
                          3.75%, 8/15/98 (MBIA)                     895,000

            1,000,000  Lake County Sales Tax Rev.,
                          5.125%, 12/1/98 (FGIC)                  1,006,243

            1,000,000  Marion County Housing Finance Auth.
                          Multifamily Rev., Series 1985 F,
                          (Paddock Place), VRDN,
                          3.95%, 6/4/98 (LOC:
                          Suntrust Bank, Atlanta, GA.)            1,000,000

              810,000  Martin County Industrial
                          Development Auth. Rev., (R.F.
                          Labs, Inc.), VRDN, 4.00%,
                          6/3/98 (LOC: Suntrust Bank
                          Central Florida, N.A.)                    810,000

              300,000  Martin County Industrial
                          Development Auth. Rev., (Tampa
                          Farm Service, Inc.), VRDN,
                          4.00%, 6/3/98 (LOC: Suntrust
                          Bank Central Florida, N.A.)               300,000

            1,800,000  Miami-Dade County Industrial
                          Development Auth. Rev.,
                          (Dutton Press), VRDN, 4.00%,
                          6/3/98 (LOC: Suntrust Bank,
                          Miami, N.A.)                            1,800,000

              200,000  Ocean Highway and Port Auth.
                          Rev., (1993 Remarketing),
                          VRDN, 3.85%, 6/3/98 (LOC:
                          ABN Amro Bank, N.A.)                      200,000

            1,700,000  Ocean Highway and Port Auth.
                          Rev., (1995 Remarketing),
                          VRDN, 3.85%, 6/3/98 (LOC:
                          ABN Amro Bank, N.A.)                    1,700,000

            1,000,000  Orange County Health Facility
                          Auth. Rev., (Adventist Health
                          System), VRDN, 3.80%,
                          6/4/98 (LOC: Rabobank)                  1,000,000

            1,050,000  Orange County Housing Finance
                          Auth. Multifamily Housing Rev.,
                          Series 1989 A, (Sundown
                          Association II), VRDN, 3.80%,
                          6/3/98 (LOC: Fleet Bank,
                          N.A.)                                   1,050,000

            2,000,000  Pasco County School Board
                          Certificates of Participation,
                          VRDN, 3.85%, 6/4/98
                          (AMBAC) (SBBPA:
                          Landesbank Hessen-Thuringen
                          Girozentrale)                           2,000,000


Principal Amount                                                    Value
-----------------------------------------------------------------------------

           $7,500,000  Pinellas County Housing Finance
                          Auth. Single Family Housing
                          Rev., 3.70%, 2/1/99 (GIC:
                          FGIC Capital Markets)              $    7,500,000

            2,200,000  Pinellas County Industrial
                          Development Rev., (Better
                          Business Forms, Inc.), VRDN,
                          4.00%, 6/3/98 (LOC: Suntrust
                          Bank, Tampa Bay)                        2,200,000

            2,100,000  Pinellas County Industrial
                          Development Rev., (Hunter
                          Douglas Project), VRDN, 4.00%,
                          6/3/98 (LOC: ABN Amro
                          Bank N.V.)                              2,100,000

            1,910,000  Putnam County Development
                          Auth. Pollution Control Rev.,
                          (Seminole Electric), 3.50%,
                          9/15/98 (National Rural
                          Utilities Cooperative Finance
                          Corp.)                                  1,910,000

            1,000,000  Sarasota County Utility System
                          Rev., Series 1996 A, 5.00%,
                          10/1/98 (FGIC)                          1,003,814

            2,275,000  Tampa Rev., Series 1998 A-3,
                          (Health Systems-Catholic
                          Health), 4.50%, 11/15/98
                          (MBIA)                                  2,283,819

              825,000  Volusia County Housing Finance
                          Auth. Multifamily Housing Rev.,
                          Series 1985 H, (Sunpointe
                          Apartments), VRDN, 3.70%,
                          6/2/98 (LOC: KeyBank, N.A.)               825,000

            1,845,000  Volusia County Industrial
                          Development Auth. Rev.,
                          (Daytona Plastix Inc.), VRDN,
                          4.00%, 6/3/98 (LOC: Suntrust
                          Bank Central Florida, N.A.)             1,845,000
                                                             ------------------

TOTAL INVESTMENT SECURITIES--100.0%                            $108,134,815
                                                             ==================

See Notes to Financial Statements


8      1-800-345-2021


Florida Muni. Money Mkt.--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1998

(1) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. The aggregate value of restricted securities at May 31, 1998, was $9,150,000, which represented 8.3% of net assets.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


                                               www.americancentury.com       9


Statement of Assets and Liabilities
-----------------------------------------------------------------------------
MAY 31, 1998

ASSETS

Investment securities, at value
  (amortized cost and cost for
  federal income tax purposes)
   (Note 1) .............................................           $108,134,815

Cash ....................................................              1,020,140

Interest receivable .....................................                686,170
                                                                    ------------

                                                                     109,841,125
                                                                    ------------

LIABILITIES

Disbursements in excess
  of demand deposit cash ................................                  7,226

Payable for capital shares
  redeemed ..............................................                 81,557

Dividends payable .......................................                 20,798

Accrued management
  fees (Note 2) .........................................                 47,080

Payable for trustees'
  fees and expenses .....................................                    143
                                                                    ------------

                                                                         156,804
                                                                    ------------

Net Assets ..............................................           $109,684,321
                                                                    ============

CAPITAL SHARES

Outstanding (unlimited number
  of shares authorized) .................................            109,684,321
                                                                    ============

Net Asset Value Per Share ...............................           $       1.00
                                                                    ============

NET ASSETS CONSIST OF:

Capital paid in .........................................           $109,684,321
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); income not yet paid to shareholders; and net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


10      1-800-345-2021


Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED MAY 31, 1998

INVESTMENT INCOME

Income:

Interest ...............................................            $ 4,350,020
                                                                    -----------

Expenses (Note 2):

Investment advisory fees ...............................                564,438

Administrative fees ....................................                 15,789

Printing and postage ...................................                 11,787

Transfer agency fees ...................................                  6,746

Auditing and legal fees ................................                  3,836

Trustees' fees and expenses ............................                  3,794

Custodian fees .........................................                  3,178

Organization expenses ..................................                    219

Other operating expenses ...............................                  2,272
                                                                    -----------

  Total expenses .......................................                612,059

Amount waived ..........................................                (17,730)
                                                                    -----------

  Net expenses .........................................                594,329
                                                                    -----------

Net investment income ..................................            $ 3,755,691
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* investment advisory fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

See Notes to Financial Statements


                                               www.americancentury.com       11


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
YEARS ENDED MAY 31, 1998 AND MAY 31, 1997

Increase (Decrease) in Net Assets

OPERATIONS                                         1998                1997

Net investment income ..................      $   3,755,691       $   4,590,342
                                              -------------       -------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income .............         (3,755,691)         (4,590,342)
                                              -------------       -------------

CAPITAL SHARE
TRANSACTIONS

Proceeds from shares sold ..............        282,351,887         211,673,148

Proceeds from reinvestment
  of distributions .....................          3,240,863           4,249,244

Payments for shares redeemed ...........       (288,037,630)       (203,786,255)
                                              -------------       -------------

Net increase (decrease) in
  net assets from capital share
  transactions .........................         (2,444,880)         12,136,137
                                              -------------       -------------

Net increase (decrease)
  in net assets ........................         (2,444,880)         12,136,137

NET ASSETS

Beginning of year ......................        112,129,201          99,993,064
                                              -------------       -------------

End of year ............................      $ 109,684,321       $ 112,129,201
                                              =============       =============


TRANSACTIONS IN
SHARES OF THE FUND

Sold ...................................        282,351,887         211,673,148

Issued in reinvestment
  of distributions .....................          3,240,863           4,249,244

Redeemed ...............................       (288,037,630)       (203,786,255)
                                              -------------       -------------

Net increase (decrease) ................         (2,444,880)         12,136,137
                                              =============       =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions results in net assets at the end of the period.

See Notes to Financial Statements


12      1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
MAY 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Florida Municipal Money Market Fund (the
Fund) is one of the eight Funds issued by the Trust. The Fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies relating to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities held by the Fund are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes

     DISTRIBUTIONS TO SHAREHOLDERS-- Distributions from net investment income are declared and credited daily and distributed monthly. The Fund does not expect to realize any long-term capital gains, and accordingly, does not expect to pay any capital gain distributions.

     For  the  year  ended  May  31,  1998,  100%   (unaudited)  of  the  Fund's
distributions from net investment income have been designated as exempt from federal income tax.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                               www.americancentury.com       13


Notes to Financial Statements

-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Fund approved a new management agreement with American Century Investment Management, Inc. (ACIM) on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation
(ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Fund in exchange for a single, unified management fee. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees' who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule is as follows:

     0.2700% of the first $1 billion
     0.2270% of the next $1 billion
     0.1860% of the next $3 billion
     0.1690% of the next $5 billion
     0.1580% of the next $15 billion
     0.1575% of the next $25 billion
     0.1570% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Management Fees of $491,139 were incurred under the new management agreement and are included in Investment Advisory Fees in the Statement of Operations. Expenses, net of waiver, and the annualized ratio of operating expenses to average net assets, under the previous agreement for the two months ended July 31, 1997 were $99,743 and 0.59%, respectively.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, ACSC.


14      1-800-345-2021


Florida Muni. Money Mkt.--Financial Highlights
-----------------------------------------------------------------------------
    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                             1998            1997            1996            1995         1994(1)
PER-SHARE DATA

Net Asset Value,
  Beginning of Period .............   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                      -----------     -----------     -----------     -----------     -----------

Income From Investment
  Operations

  Net Investment Income ...........          0.03            0.03            0.04            0.04            --
                                      -----------     -----------     -----------     -----------     -----------

Distributions

  From Net Investment Income ......         (0.03)          (0.03)          (0.04)          (0.04)           --
                                      -----------     -----------     -----------     -----------     -----------

Net Asset Value, End of Period ....   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                      ===========     ===========     ===========     ===========     ===========


  Total Return(2) .................          3.31%           3.55%           3.86%           3.71%           0.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...........          0.51%           0.12%           0.01%           --              --

Ratio of Operating Expenses to

  Average Net Assets
   (Before Expense Waiver) ........          0.53%           0.66%           0.71%           0.88%           1.58%(3)

Ratio of Net Investment Income
  to Average Net Assets ...........          3.25%           3.48%           3.75%           3.93%           2.99%(3)

Ratio of Net Investment Income
  to Average Net Assets
  (Before Expense Waiver) .........          3.23%           2.94%           3.05%           3.05%           1.41%(3)

Net Assets, End of Period
  (in thousands) ..................   $   109,684     $   112,129     $    99,993     $    45,147     $     5,565

(1)  April 11, 1994 (inception) through May 31, 1994.

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3)  Annualized.


--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                               www.americancentury.com       15


Report of Independent Accountants
-----------------------------------------------------------------------------

To the Board of Trustees of the
American Century Municipal Trust
and Shareholders of American Century- Benham
Florida Municipal Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century - Benham Florida Municipal Money Market Fund (one of the funds constituting The American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended May 31, 1997 and the financial highlights for each of the four years in the period ended May 31, 1997 were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
July 16, 1998


16      1-800-345-2021


Background Information
-----------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific benchmark index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     FLORIDA MUNICIPAL MONEY MARKET is a money market fund that seeks interest income exempt from state and federal income taxes, as well as the Florida intangibles tax, by investing primarily in high-quality, short-term Florida municipal securities.

     Investments in Florida Municipal Money Market are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the Florida Municipal Money Market fund is:

     OTHER  STATES   TAX-EXEMPT  MONEY  MARKET   FUNDS--funds   that  invest  in
high-quality municipal obligations with dollar-weighted average maturities of less than 90 days.

CREDIT RATING INFORMATION

     Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.


[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER:
    BRYAN KARCHER

MUNICIPAL CREDIT RESEARCH TEAM
  MANAGER:
    STEVEN PERMUT
  MUNICIPAL  CREDIT ANALYSTS:
    DAVID MOORE
    ROBERT MILLER
    BILL MCCLINTOCK
    TIM BENHAM
    BRAD BODE


                                               www.americancentury.com       17


Glossary
-----------------------------------------------------------------------------
RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* BASIS POINT--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* YIELD CURVE--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* MUNICIPAL COMMERCIAL PAPER (CP)--high-grade short-term securities backed by a line of credit from a bank.

* MUNICIPAL NOTES--securities with maturities of two years or less.

* VARIABLE-RATE DEMAND NOTES (VRDNS)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


18      1-800-345-2021


Notes
-----------------------------------------------------------------------------


                                               www.americancentury.com       19


Notes
-----------------------------------------------------------------------------


20      1-800-345-2021


/inside back cover/


[american century logo(reg.sm)]
American
Century(reg.tm)


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Municipal Trust


Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

(C) 1998 American Century Services Corporation
Funds Distributor, Inc.

[recycled logo]
   Recycled


/back cover/

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


American Century Investments                                Bulk Rate
P.O. Box 419200                                             U.S. Postage Paid
Kansas City, MO 64141-6200                                  American Century
www.americancentury.com                                     Companies



9807                 (C)1998 American Century Services Corporation
SH-BKT-13104         Funds Distributor, Inc.

/front cover/

                                                                    May 31, 1998
Annual Report
-------------

American Century


        [graphic of U.S. currency and two individuals walking up stairs]


Benham Group
------------

Florida Intermediate-Term Municipal


                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)



/inside front cover/


A Note from the Founder

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in tern, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design

Why We Changed

     We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable, while helping you keep abreast of your fund's strategy and performance.

What's New

     The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

     *  Larger type size in many sections.
     *  Brief explanations of the financial statements.
     *  More prominent graphs and charts.
     *  Quotes in the margins to highlight report content.

The Bottom Line

     The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money but reduces the number of mailing pieces you receive.

     The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

     We believe we've come up with a more interesting, informative and user-friendly publication.

     We hope you enjoy it.


[left margin]

Benham Group
Florida Intermediate-Term Municipal
(ACBFX)


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


Our Message to You
-----------------------------------------------------------------------------
/photo James E. Stowers, Jr. with James E. Stowers III, seated/
James E. Stowers, Jr. with James E. Stowers III, seated

     U.S. municipal bonds provided price gains as well as tax-exempt interest income to investors during the year ended May 31, 1998. Low inflation, economic turmoil overseas, and healthy economic and credit conditions in the U.S. created a favorable investment climate for municipal bonds. Florida Intermediate-Term Municipal's positive return reflected this environment. In addition, Florida Intermediate-Term Municipal produced a higher return than the average of its peers, reflecting the solid efforts of our municipal investment and credit research teams.

     Turning to the  corporate  front,  we've had an  eventful  year at American
Century. We gained a powerful business partner in January when J.P. Morgan became a substantial minority shareholder. Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December.

     Overall, we've had a noteworthy record of continuity in the management of American Century's tax-free and municipal funds. The investment team that manages Florida Intermediate-Term Municipal has expanded its resources and hasn't experienced any portfolio manager turnover since the fund's inception. The team's approach still adheres to investment philosophies that Jim Benham helped develop during his 25 years as a mutual fund manager, but also blends in new technology and resources that the merger with American Century made possible. The American Century Tax-Free and Municipal funds have performed well and serve as an example of the quality of the tools we aim to provide to investors to help them meet their financial goals.

     If you'd like to learn more about your investments or about personal finance topics such as Roth IRAs or diversification, we have many free educational brochures and booklets available by mail. You can also get educational information on our Web site (www.americancentury.com). We've recently added several new features to the site, including retirement investing calculators and online investment tracking. We're committed to making your relationship with us as easy and productive as possible.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER


[right margin]

                               Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
   Municipal Credit Review .................................................   4
FLORIDA INTERMEDIATE-TERM MUNICIPAL
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Schedule of Investments .................................................   9
FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ...........................................................  11
   Statement of Operations .................................................  12
   Statements of Changes
     in Net Assets .........................................................  13
   Notes to Financial
     Statements ............................................................  14
   Financial Highlights ....................................................  16
   Report of Independent
     Accountants ...........................................................  17
OTHER INFORMATION
   Background Information
     Investment Philosophy
       and Policies ........................................................  18
     Comparative Indices ...................................................  18
     Lipper Rankings .......................................................  18
     Credit Rating
       Guidelines ..........................................................  18
     Investment Team
       Leaders .............................................................  18
   Glossary ................................................................  19


                                               www.americancentury.com       1


Report Highlights
-----------------------------------------------------------------------------

MUNICIPAL MARKET PERSPECTIVE

* Municipal securities produced moderate gains during the year ended May 31, 1998.

* As interest rates generally fell, the greater interest rate sensitivity of long-term municipals allowed them to outperform short- and intermediate-term ones.

* The majority of the market's gains occurred during the fourth quarter of 1997,when interest rates trended sharply lower because of low inflation expectations.

* The near-record amount of municipal issuance and growing demand for Treasurys caused the municipal market to underperform the Treasury market.

FLORIDA MUNICIPAL CREDIT REVIEW

* Florida municipal credit quality remained extremely sound during the year ended May 31, 1998.

* The state's low unemployment and continued economic expansion were largely responsible for its ongoing credit strength.

* Growing tourism, increasing trade with Latin America, and net in- migration were all factors contributing to Florida's record low unemployment and economic expansion.

* Going forward, a trend toward fewer new residents and Asian economic turmoil could negatively impact Florida and its municipalities.

* Despite these potentially negative factors, our outlook for Florida's credit quality remains optimistic.

*  To  help   ensure   that  the   municipal   securities   chosen  for  Florida
   Intermediate-Term Municipal match our strict criteria, we recently expanded our highly experienced credit team from four members to six.

MANAGEMENT Q&A

* Florida Intermediate-Term Municipal strongly outperformed both its peers and its benchmark for the year ended May 31, 1998. The fund's three-year returns were even stronger. (See Total Returns on page 5.)

* One reason behind the portfolio's solid performance was our use of swap trades. In a typical swap, we exchange a security from the portfolio with one that we believe is undervalued from a broker.

* Another reason for Florida Intermediate-Term Municipal's solid returns was effective duration management. Duration measures a portfolio's sensitivity to changes in interest rates.

* We purchased some Puerto Rican municipal bonds for the portfolio, and we believe these securities should perform well if interest rates continue to fall.

* We also used temporary inefficiencies in the municipal yield curve as opportunities to buy undervalued securities.

* Our perspective on interest rates and the municipal market is generally upbeat going forward.

* We will probably keep Florida Intermediate-Term Municipal's duration neutral to slightly long compared with its peers for the near term. That should enhance returns if municipal bond yields continue to decline, which we believe they will.


[left margin]

"FLORIDA INTERMEDIATE-TERM MUNICIPAL STRONGLY OUTPERFORMED BOTH ITS PEERS AND ITS BENCHMARK FOR THE YEAR ENDED MAY 31, 1998."


          FLORIDA INTERMEDIATE-TERM
                  MUNICIPAL
                   (ACBFX)

TOTAL RETURNS:              AS OF 5/31/98
    6 Months                       3.31%*
    1 Year                          8.20%

NET ASSETS:                 $29.6 million

30-DAY SEC YIELD:                   3.96%

INCEPTION DATE:                   4/11/94

* Not annualized.

See Total Returns on page 5.

Investment terms are defined in the Glossary on page 19.


2     1-800-345-2021


Market Perspective from Randall W. Merk
-----------------------------------------------------------------------------
/photo of Randall W. Merk, director of fixed-income investing at American
Century/
Randall W. Merk, director of fixed-income investing at American Century

PERFORMANCE PICTURE

     Municipal securities produced moderate gains during the year ended May 31, 1998. Economic turmoil in Asia helped cool inflationary pressures, pushing municipal bond yields lower and prices higher. Long-term municipal bonds, which are most sensitive to interest rate changes, outpaced intermediate- and short-term municipal securities. For example, the Lehman Brothers Long-Term Municipal Bond Index returned 11.67%, intermediate securities, represented by the Lehman Brothers 5-Year General Obligation Index, returned 6.95% and the short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 4.96% return.

INTEREST RATE OVERVIEW

     The majority of municipals' gains came in the fourth quarter of 1997, when inflation expectations remained low and long-term interest rates trended downward. In 1998, however, countervailing economic forces kept interest rates and bond prices in a much narrower range. On one hand, the worsening Asian economic crisis kept a lid on corporate America's ability to raise prices for its goods and services. That put profit margins under pressure and took some of the wind out of growing inflationary pressures. On the other hand, the U.S. economy remained healthy enough to keep the job market growing at a historically strong pace. Lacking a clear signal as to whether a weaker Asia or rising domestic wages would ultimately win out, the Federal Reserve (the Fed) left interest rates unchanged during the year.

INCREASED SUPPLY, FIRM DEMAND

     The supply of municipals grew dramatically, thanks in large part to a record-setting new municipal issue. In May, the Long Island Power Authority issued $3.5 billion in municipal debt, the single largest municipal deal in history. Scrambling to take advantage of low interest rates, other issuers brought to market an enormous amount of new municipal securities. For the first five months of 1998, new issue volume was up over 53% compared with the previous year.

     The demand for municipals, while remaining firm, didn't keep pace with the growing appetite for U.S. Treasury bonds. Unlike the Treasury market, the municipal market is not seen as a safe haven against international market turmoil. The near-record amount of municipal issuance and the growing demand for Treasury securities caused municipals to underperform Treasurys during the period.

FLATTENING YIELD CURVE

     Reflecting the stable interest rate policy from the Fed, short-term interest rates remained relatively unchanged. However, yields on long-term municipal securities fell about 50 basis points (a basis point equals 0.01%). This resulted in the "flattening" yield curve shown in the accompanying graph. The yield difference between a one-year note and a 30-year bond fell to just 128 basis points on May 31, 1998.


[right margin]

"SCRAMBLING TO TAKE ADVANTAGE OF LOW INTEREST RATES, OTHER ISSUERS BROUGHT TO MARKET AN ENORMOUS AMOUNT OF NEW MUNICIPAL SECURITIES."

[line chart]
FLATTENING MUNICIPAL YIELD CURVE

                            5/31/97         5/31/98
YEARS TO MATURITY
1                            3.85%           3.69%
2                            4.15%           3.85%
3                            4.35%           3.95%
4                            4.50%           4.04%
5                            4.60%           4.09%
6                            4.66%           4.16%
7                            4.72%           4.23%
8                            4.78%           4.30%
9                            4.84%           4.37%
10                           4.90%           4.44%
11                           4.98%           4.51%
12                           5.05%           4.59%
13                           5.13%           4.66%
14                           5.20%           4.74%
15                           5.28%           4.81%
16                           5.31%           4.84%
17                           5.34%           4.86%
18                           5.36%           4.89%
19                           5.39%           4.91%
20                           5.42%           4.94%
21                           5.43%           4.94%
22                           5.43%           4.94%
23                           5.44%           4.95%
24                           5.44%           4.95%
25                           5.45%           4.95%
26                           5.45%           4.95%
27                           5.46%           4.96%
28                           5.46%           4.96%
29                           5.47%           4.97%
30                           5.47%           4.97%

Source: Bloomberg Financial Markets

"THE YIELD DIFFERENCE BETWEEN A ONE-YEAR NOTE AND A 30-YEAR BOND FELL TO JUST 128 BASIS POINTS ON MAY 31, 1998."


                                               www.americancentury.com       3


Municipal Credit Review
-----------------------------------------------------------------------------

CREDIT SNAPSHOT

     Florida municipal credit quality remained extremely sound during the year ended May 31, 1998. The state's low unemployment and continued economic expansion were largely responsible for its ongoing credit strength.

SOLID EMPLOYMENT GAINS

     In May 1998, the state's unemployment rate fell to a 25-year low of 4.4%, roughly in line with record low unemployment nationally.

     Driving Florida's unemployment lower and fueling expansion were a number of influential factors. Growing tourism remained a pillar of strength for the state's economy. Drawn by Florida's popularity as a vacation destination, a record 44 million people visited the state during 1997. The burgeoning tourism created high hotel occupancy, job growth at amusement parks, and construction and staffing of new hotels.

     Florida's increasing trade with Latin America also helped the state's economy. Located in a geographically advantageous position, the state continued to benefit from the growing economies of Latin America.

     Yet another supporter of the state's economic expansion was net in-migration, which has resulted in increased housing activity. In 1997, a record 240,000 existing homes were sold, while more new homes were built than during any of the preceding three years. New homes were most evident along the state's southwestern coast.

DEVELOPING ISSUES

     However, there are several developing issues that could dampen Florida's future economic growth. One is a trend toward fewer new residents. Over the previous several years, the state's population growth slowed to its lowest levels since the mid-1940s. Partially behind this trend is a decline in the national retiree population. While retiree population growth reached nearly 2% per year during the 1980s, growth in the 1990s has been closer to 1.6%. Forecasts for the turn of the century are for an even lower percentage of new retirees. This trend could detrimentally impact several areas of Florida's economy. Economic turmoil in Asia could also have a negative impact on the state's economic strength by curtailing export business--approximately 25% of Florida's exports are destined for Asia.

LOOKING FORWARD

     Despite these potentially negative factors, our outlook for Florida's credit quality remains optimistic. The state and its municipalities continue to follow generally conservative fiscal practices. In addition, Florida benefits from a moderate climate and housing prices that are favorable compared with national averages. We will continue to keep a close watch on the issues discussed and on other economic and legislative trends within the state.

     To help ensure that the municipal securities chosen for Florida Intermediate-Term Municipal match our strict criteria, we recently expanded our highly experienced credit team from four members to six. We believe the expansion improves our ability to find undervalued securities for the fund that can potentially translate into higher returns for our shareholders.


[left margin]

"FLORIDA'S LOW UNEMPLOYMENT AND CONTINUED ECONOMIC EXPANSION WERE LARGELY RESPONSIBLE FOR ITS ONGOING CREDIT STRENGTH."

MUNICIPAL CREDIT RESEARCH TEAM
   DIRECTOR: STEVEN PERMUT
   MUNICIPAL CREDIT ANALYSTS:
     DAVID MOORE
     ROBERT MILLER
     BILL MCCLINTOCK
     TIM BENHAM
     BRAD BODE

"TO  HELP   ENSURE   THAT  THE   MUNICIPAL   SECURITIES   CHOSEN   FOR   FLORIDA
INTERMEDIATE-TERM MUNICIPAL MATCH OUR STRICT CRITERIA, WE RECENTLY EXPANDED OUR HIGHLY EXPERIENCED CREDIT TEAM FROM FOUR MEMBERS TO SIX."


4     1-800-345-2021


Florida Int.-Term--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998

                                                    INCEPTION 4/11/94
                     FLORIDA INTERM.-     LEHMAN 5-YEAR   FLORIDA INTERM. MUNICIPAL DEBT FUNDS(2)
                      TERM MUNICIPAL        GO INDEX      AVERAGE RETURN     FUND'S RANKING
----------------------------------------------------------------------------------------------
6 MONTHS(1) .............   3.31%             2.80%            3.05%              --

1 YEAR ..................   8.20%             6.95%            7.31%          4 OUT OF 19
----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS .................   6.38%             5.92%            5.55%          2 OUT OF 15

LIFE OF FUND ............   6.84%             6.17%           5.99%(3)       2 OUT OF 12(3)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 4/30/94, the date nearest the fund's inception for which return data are available.

See pages 18-19 for more information about returns, the comparative index and Lipper fund rankings.


[mountain chart]
GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 4/30/94

                              Value on 5/31/98
                 Florida Intermediate-      Lehman 5-Year
                  Term Municipal               GO Index
                      $10,000                  $10,000
May-94                $10,093                  $10,056
Jun-94                $10,054                  $10,033
Jul-94                $10,195                  $10,142
Aug-94                $10,252                  $10,191
Sep-94                $10,173                  $10,114
Oct-94                $10,045                  $10,058
Nov-94                $9,876                   $9,993
Dec-94                $10,032                  $10,081
Jan-95                $10,212                  $10,178
Feb-95                $10,471                  $10,326
Mar-95                $10,539                  $10,490
Apr-95                $10,592                  $10,518
May-95                $10,830                  $10,749
Jun-95                $10,811                  $10,757
Jul-95                $10,930                  $10,908
Aug-95                $11,021                  $11,018
Sep-95                $11,069                  $11,051
Oct-95                $11,195                  $11,097
Nov-95                $11,297                  $11,192
Dec-95                $11,386                  $11,253
Jan-96                $11,513                  $11,387
Feb-96                $11,481                  $11,349
Mar-96                $11,328                  $11,288
Apr-96                $11,310                  $11,271
May-96                $11,300                  $11,258
Jun-96                $11,351                  $11,338
Jul-96                $11,477                  $11,413
Aug-96                $11,476                  $11,436
Sep-96                $11,552                  $11,522
Oct-96                $11,663                  $11,629
Nov-96                $11,819                  $11,791
Dec-96                $11,802                  $11,774
Jan-97                $11,837                  $11,805
Feb-97                $11,936                  $11,889
Mar-97                $11,820                  $11,755
Apr-97                $11,865                  $11,814
May-97                $12,049                  $11,942
Jun-97                $12,195                  $12,048
Jul-97                $12,448                  $12,266
Aug-97                $12,365                  $12,201
Sep-97                $12,504                  $12,310
Oct-97                $12,562                  $12,386
Nov-97                $12,619                  $12,425
Dec-97                $12,773                  $12,537
Jan-98                $12,892                  $12,647
Feb-98                $12,897                  $12,662
Mar-98                $12,907                  $12,684
Apr-98                $12,842                  $12,623
May-98                $13,036                  $12,773

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each chart. Florida Intermediate-Term Municipal's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


[bar chart]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)

              Florida Intermediate-      Lehman 5-Year
                 Term Municipal             GO Index
5/94*               0.93%                    0.56%
5/95                7.31%                    6.89%
5/96                4.34%                    4.74%
5/97                6.63%                    6.08%
5/98                8.20%                    6.95%

* From 4/30/94 (the date nearest the fund's inception for which index data are available).


                                               www.americancentury.com       5


Florida Int.-Term--Q&A
-----------------------------------------------------------------------------

     An interview with Dave MacEwen and Ken Salinger, portfolio managers on the Florida Intermediate-Term Municipal fund's investment team.

HOW DID THE FUND PERFORM FOR THE FISCAL YEAR ENDED MAY 31, 1998?

     Florida Intermediate-Term Municipal strongly outperformed both the average Florida intermediate municipal fund and its benchmark. The fund's total return was 8.20%, notably higher than the 7.31% average return of the 19 "Florida Intermediate Municipal Funds" tracked by Lipper Analytical Services. Florida Intermediate-Term Municipal's return was also significantly higher than the 6.95% return of its benchmark. The fund's three-year performance was even stronger, allowing it to finish second in its Lipper category. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHAT LED TO FLORIDA INTERMEDIATE-TERM MUNICIPAL'S OUTPERFORMANCE?

     One way we continued to enhance returns was the effective use of swap trades. In a typical swap, we exchange a security from the portfolio with one from a broker that we believe is undervalued. These trades allow us to take advantage of occasional market inefficiencies and provide a means to quickly adjust the portfolio's structure. Overall, we believe swap trades are an excellent way for us to add value to the fund.

     Another reason for Florida Intermediate-Term Municipal's solid returns was effective duration management. Duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price rises when rates fall, and the more it declines when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change.

HOW DID YOU MANAGE DURATION?

     We remained conservative with our adjustments but generally kept duration slightly long compared with Florida Intermediate-Term Municipal's peers. We chose this strategy because we believed that interest rates would trend lower, which they generally did for much of the period.

     Recently we lengthened duration further by purchasing some discount bonds (bonds that are priced below par value, usually because they have below-market coupons) at the longer end of the portfolio's maturity spectrum. These municipals were Puerto Rican general obligation bonds (GOs).

WHAT ARE GOS?

     GOs are municipal securities backed by the full faith and credit of the issuer. That means the issuer has pledged to do everything within its general taxing power to honor the principal and interest payments the security represents. The payments made to GO holders generally come from the taxing power of the issuing municipality. GOs backed by property taxes, for instance, are regarded by many as the safest type of municipal bonds.


[left margin]

"FLORIDA INTERMEDIATE-TERM MUNICIPAL STRONGLY OUTPERFORMED BOTH THE AVERAGE FLORIDA INTERMEDIATE MUNICIPAL FUND AND ITS BENCHMARK."

YIELDS AS OF MAY 31, 1998
  30-DAY SEC YIELD
                                    3.96%
  30-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET               5.50%
    31.0% TAX BRACKET               5.74%
    36.0% TAX BRACKET               6.19%
    39.6% TAX BRACKET               6.56%



PORTFOLIO AT A GLANCE
                                  5/31/98           5/31/97
NUMBER OF SECURITIES                45                34
WEIGHTED AVERAGE
  MATURITY                        8.5 YRS           7.8 YRS
AVERAGE DURATION                  5.6 YRS           5.4 YRS
EXPENSE RATIO                      0.54%             0.65%

Investment terms are defined in the Glossary on page 19.


6     1-800-345-2021


Florida Int.-Term--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)
WHAT MADE THE PUERTO RICO GOS ATTRACTIVE?

     The Puerto Rico municipals we purchased were available at better prices than available Florida municipals. Puerto Rico municipal securities have the unique distinction of providing double tax-free income for investors in all 50 states. Because of this distinction, there is a great deal of nation wide demand for these securities, especially in high-tax states such as New York and California. These municipals are also exempt from Florida's intangibles tax. The addition of these securities was also the predominant reason that the percentage of GOs in the portfolio rose.

     Overall, if rates continue to rally as we believe they will, these Puerto Rico securities should appreciate nicely.

AS THE CHART ON PAGE 8 ILLUSTRATES, YOU MADE SOME CHANGES TO THE PORTFOLIO'S CREDIT QUALITY. WHY?

     Part of the change was the addition of the Puerto Rico securities, which were rated A. In addition, we purchased some newly issued municipals from Plantation Health Facilities in January. Generally speaking, Florida issues few A rated municipals. When we found the Plantation municipals at attractive prices, we carefully analyzed the facility's credit situation and decided to add the securities to the portfolio. We believe these municipals provide a good opportunity to add yield without taking undue risk. Our well-seasoned credit staff was highly instrumental in the purchase of these securities.

IN WHAT OTHER WAYS DID YOU TRY TO ADD VALUE?

     By using the municipal yield curve to the portfolio's advantage. A yield curve graphically represents the relationship between the maturity and yield of bonds (see the graph on page 3). Yields are represented along the vertical axis and maturity along the horizontal.

     Usually, a longer-maturity municipal security will have a higher yield than a shorter-maturity one of the same credit quality. That's mainly because there is less interest rate uncertainty in the near term than in the distant future. When the market fits this scenario, the yield curve looks like a concave line that slopes up and to the right, with longer-term municipals offering the most yield.

     However, as the graph on page 3 demonstrates, over the last year the yield curve has flattened as yields on longer-term municipals have fallen, while shorter-term ones have remained relatively constant.

WITH THOSE BASICS IN MIND, HOW DO YOU USE THE YIELD CURVE TO THE PORTFOLIO'S ADVANTAGE?

     Basically, we use the yield curve to determine which bond maturities are offering the best risk-adjusted returns. We then look for securities in those ranges that match our strict credit criteria and add them to the portfolio.

     When  making  these   purchases,   we  modify  the   portfolio's   maturity
structure--the ratio of shorter- to longer-term municipals. During the latter half of the period, the portfolio's maturity


[right margin]

"WE USE THE YIELD CURVE TO DETERMINE WHICH BOND MATURITIES ARE OFFERING THE BEST RISK-ADJUSTED RETURNS. "

[pie charts]
PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MAY 31, 1998
  Prerefunded/ETM            1%
  GOs                       14%
  Land-Secured              13%
  Revenue Bonds             72%


AS OF NOVEMBER 30, 1997
  Prerefunded/ETM            1%
  GOs                        7%
  Land-Secured              16%
  Revenue Bonds             76%


                                               www.americancentury.com       7


Florida Int.-Term--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)


structure was mostly barbelled. That means the portfolio was heavily invested in securities in the shorter and longer range of the portfolio's maturity spectrum, while underweighting securities in the middle.

     This structure tends to perform best when the yield curve flattens.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND MUNICIPAL BONDS GOING FORWARD?

     Our perspective is generally upbeat. Inflation rose only at a 1.5% annual rate for the first five months of this year. Asian turmoil should help keep U.S. inflation within manageable levels--cheaper imports will help to restrain U.S. manufacturers from raising prices. With no inflationary pressures on the horizon, we believe interest rates could trend lower.

     If Asian turmoil dampens national economic growth significantly, there's even a possibility that the Federal Reserve would cut short-term rates to stimulate growth. That would spell good news for the municipal market because a drop in short-term rates would cause existing securities to appreciate.

WHAT ARE YOUR PLANS FOR THE PORTFOLIO?

     We will probably keep Florida Intermediate-Term Municipal's duration neutral to slightly long compared with its peers for the near term. That should enhance returns if municipal bond yields continue to decline, which we believe they will. We will continue monitoring the municipal yield curve, looking for opportunities to add value by modifying the portfolio's structure. In addition, we will keep an eye out for attractive swap-trade opportunities.


[left margin]

"WE WILL PROBABLY KEEP FLORIDA INTERMEDIATE-TERM MUNICIPAL'S DURATION NEUTRAL TO SLIGHTLY LONG COMPARED WITH ITS PEERS FOR THE NEAR TERM. THAT SHOULD ENHANCE RETURNS IF MUNICIPAL BOND YIELDS CONTINUE TO DECLINE, WHICH WE BELIEVE THEY WILL."

PORTFOLIO COMPOSITION BY CREDIT RATING
             % OF FUND INVESTMENTS
            AS OF             AS OF
           5/31/98          11/30/97
AAA          71%               81%
AA           20%               19%
A             9%               --

Ratings provided by Standard & Poor's. (See page 18 for more information.)


8     1-800-345-2021


Florida Int.-Term--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------
MUNICIPAL SECURITIES

          $  850,000  Bay County School District Sales
                         Tax Rev., 4.25%, 6/1/02 (FSA)        $    856,222

             300,000  Boca Raton Water and Sewer
                         Rev., 6.40%, 10/1/02                      308,484

             500,000  Broward County Port Facilities
                         Rev., Series 1998 A, 4.80%,
                         9/1/12 (MBIA)(1)                          500,225

             300,000  Broward County School District
                         GO, 6.75%, 2/15/00                        311,841

             500,000  Dade County Aviation Rev., Series
                         1995 E, 5.50%, 10/1/10
                         (AMBAC)                                   535,385

           1,000,000  Dade County Aviation Rev., Series
                         1997 A, (Miami International
                         Airport), 5.50%, 10/1/02 (FSA)          1,049,600

           1,000,000  Dade County Housing Finance
                         Auth. Single Family Mortgage
                         Rev., Series 1997 C, 4.05%,
                         10/16/98 (FSA)                          1,000,260

           1,000,000  Dade County School District GO,
                         6.00%, 7/15/06 (MBIA)                   1,115,520

             500,000  Duval County School District GO,
                         6.25%, 8/1/05 (AMBAC)                     540,020

             500,000  East County Water Control District
                         Rev., 5.375%, 11/1/01 (Asset
                         Guaranty)                                 520,065

             280,000  Escambia County Housing
                         Finance Auth. Single Family
                         Mortgage Rev., 6.00%, 4/1/02
                         (GNMA/FNMA)                               291,682

             220,000  Escambia County Housing
                         Finance Auth. Single Family
                         Mortgage Rev., Series 1998 A,
                         4.80%, 4/1/06
                         (GNMA/FNMA)                               221,230

             350,000  Escambia County Housing
                         Finance Auth. Single Family
                         Mortgage Rev., Series 1998 A,
                         4.85%, 4/1/07
                         (GNMA/FNMA)                               351,351

             350,000  Florida Housing Finance Agency
                         Multi-Family Housing Rev.,
                         5.35%, 6/1/00 (GTEED)                     353,654

             450,000  Florida Housing Finance Agency
                         Rev., (Williamsburg Village
                         Apartments), 5.60%, 12/1/07
                         (AMBAC)                                   480,407

             500,000  Florida Housing Finance Agency
                         Rev., (Windwood), 5.65%,
                         12/1/07 (AXA Insurance)                   524,595

           1,445,000  Florida Turnpike Auth. Rev., Series
                         1998 A, 6.00%, 7/1/02 (FSA)             1,546,771

             350,000  Gainesville Utilities System Rev.,
                         Series 1996 A, 5.75%,
                         10/1/09                                   390,975


Principal Amount                                                    Value
-----------------------------------------------------------------------------

          $  400,000  Hillsborough County Port District
                         Rev., 6.50%, 6/1/04 (FSA)            $    445,916

             750,000  Indian Trace Community
                         Development District Water
                         Management Special Benefit
                         Assessment, 5.00%, 5/1/10
                         (MBIA)                                    776,805

             400,000  Indian Trace Community
                         Development District Water
                         Special Benefit Assessment,
                         Series 1995 A, 5.25%, 5/1/03
                         (MBIA)                                    420,668

             500,000  Jacksonville Electric Auth. Rev.,
                         Series 1995 6-C, (St. John's
                         River Power Project), 6.50%,
                         10/1/01                                   534,915

           1,250,000  Jacksonville Excise Tax Rev.,
                         5.20%, 10/1/04 (FGIC)(2)                1,299,375

           1,000,000  Lee County Passenger Facility
                         Charge Rev., 4.375%, 10/1/04
                         (AMBAC)                                 1,004,070

             865,000  Lee County Passenger Facility
                         Charge Rev., 4.50%, 10/1/05
                         (AMBAC)                                   870,328

           1,000,000  Lee County Rev., Series 1997 A,
                         5.75%, 10/1/11 (MBIA)                   1,114,160

           1,015,000  Northern Palm Beach County
                         Improvement District Special
                         Assessment, (Unit Development
                         18), 4.90%, 8/1/13 (MBIA)               1,032,367

             550,000  Orange County Health Facilities
                         Auth. Rev., Series 1996 A,
                         6.00%, 10/1/04 (MBIA)                     605,204

           1,000,000  Orange County Rev., 5.25%,
                         10/1/10                                 1,058,680

           1,000,000  Orlando and Orange County
                         Expressway Auth. Rev., 5.10%,
                         7/1/04 (FGIC)                           1,040,030

             450,000  Orlando and Orange County
                         Expressway Auth. Rev., 6.50%,
                         7/1/11 (FGIC)                             533,596

             500,000  Orlando Utility Commission Water
                         and Electric Rev., 5.70%,
                         10/1/04                                   542,775

             500,000  Pensacola Airport Rev., Series
                         1997 B, 5.40%, 10/1/07
                         (MBIA)                                    532,795

             300,000  Pensacola Airport Rev., Series
                         1998 A, 6.00%, 10/1/01
                         (MBIA)(1)                                 315,999

             300,000  Plantation Health Facilities Auth.
                         Rev., (Covenant Village of Florida
                         Inc.), 4.45%, 12/1/04                     297,843

             300,000  Plantation Health Facilities Auth.
                         Rev., (Covenant Village of Florida
                         Inc.), 4.55%, 12/1/05                     297,687

             300,000  Plantation Health Facilities Auth.
                         Rev., (Covenant Village of Florida
                         Inc.), 4.70%, 12/1/07                     297,078

See Notes to Financial Statements


                                               www.americancentury.com       9


Florida Int.-Term--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------

          $1,000,000  Polk County Housing Finance
                         Auth. Multi-Family Housing Rev.,
                         Series 1997 A, (Winter Oaks
                         Apartments), 5.25%, 7/1/07
                         (FNMA)                               $  1,042,760

           2,000,000  Puerto Rico Commonwealth GO,
                         4.50%, 7/1/23                           1,807,540

             200,000  Reedy Creek Improvement District
                         Utility Rev., Series 1991-1,
                         6.25%, 10/1/01, Prerefunded
                         at 101% of Par (MBIA)(3)                  215,772

             400,000  St. Cloud Utility Rev., 6.40%,
                         8/1/06 (MBIA)                             433,612

             175,000  Tampa Palms Community
                         Development Special
                         Assessment Rev., 4.90%,
                         5/1/99 (MBIA)                             176,808

           1,000,000  Tampa Sports Auth. Rev., 4.50%,
                         1/1/99 (MBIA)                           1,004,760

             500,000  Village Center Community
                         Development District
                         Recreational Rev., Series
                         1998 A, 4.20%, 11/1/02
                         (MBIA)                                    500,545

             500,000  Volusia County School District GO,
                         6.20%, 8/1/03 (FGIC)                      539,070
                                                             ------------------

TOTAL INVESTMENT SECURITIES--100.0%                             $29,639,445
                                                             ==================
   (Cost $28,892,654)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

GTEED = CG Life Guaranty Agreement

MBIA = MBIA Insurance Corp.

(1) When-issued security.

(2) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.

(3) Escrowed to maturity in U.S. Government securities or state and local government securities.


--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

See Notes to Financial Statements


10     1-800-345-2021


Statement of Assets and Liabilities
-----------------------------------------------------------------------------
MAY, 31 1998

ASSETS

Investment securities, at value
   (identified cost of $28,892,654)
   (Note 3) ...............................................          $29,639,445

Cash ......................................................               69,088

Investment in affiliated money
  market fund (Note 2) ....................................              406,270

Interest receivable .......................................              377,421
                                                                     -----------

                                                                      30,492,224
                                                                     -----------
LIABILITIES

Disbursements in excess
  of demand deposit cash ..................................               17,916

Payable for investments purchased .........................              799,746

Payable for capital shares
  redeemed ................................................               49,108

Dividends payable .........................................                7,750

Accrued management fees
  (Note 2) ................................................               12,349

Payable for trustees' fees
  and expenses ............................................                  143
                                                                     -----------

                                                                         887,012
                                                                     -----------

Net Assets ................................................          $29,605,212
                                                                     ===========
CAPITAL SHARES

Outstanding (unlimited number
  of shares authorized) ...................................            2,803,892
                                                                     ===========

Net Asset Value Per Share .................................          $     10.56
                                                                     ===========
NET ASSETS CONSIST OF:

Capital paid in ...........................................          $28,726,145

Accumulated undistributed net
  realized gain on investments ............................              132,276

Net unrealized appreciation
  on investments (Note 3) .................................              746,791
                                                                     -----------

                                                                     $29,605,212
                                                                     ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's NET assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the NET ASSET VALUE PER SHARE.

NET ASSETS are also broken out by capital (money invested by shareholders); net income not yet paid to shareholders; net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com       11


Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED MAY 31, 1998

INVESTMENT INCOME

Income:

Interest .................................................          $ 1,174,999
                                                                    -----------

Expenses (Note 2):

Investment advisory fees .................................              120,693

Printing and postage .....................................                5,724

Custodian fees ...........................................                5,715

Administrative fees ......................................                3,851

Trustees' fees and expenses ..............................                2,144

Transfer agency fees .....................................                1,484

Auditing and legal fees ..................................                  677

Organization expenses ....................................                  196

Other operating expenses .................................                1,947
                                                                    -----------

  Total Expenses .........................................              142,431

Amount waived ............................................              (10,329)
                                                                    -----------

  Net expenses ...........................................              132,102
                                                                    -----------

Net investment income ....................................            1,042,897
                                                                    -----------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments .........................              397,759

Change in net unrealized
  appreciation on investments ............................              439,483
                                                                    -----------

Net realized and unrealized
  gain on investments ....................................              837,242
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations ..............................          $ 1,880,139
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* investment advisory fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


12     1-800-345-2021


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
YEARS ENDED MAY 31, 1998 AND MAY 31, 1997

Increase in Net Assets                                1998               1997

OPERATIONS

Net investment income ......................     $  1,042,897      $    512,380

Net realized gain on investments ...........          397,759            51,857

Change in net unrealized
  appreciation on investments ..............          439,483           177,601
                                                 ------------      ------------
Net increase in net assets
  resulting from operations ................        1,880,139           741,838
                                                 ------------      ------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income .................       (1,042,897)         (512,380)

From net realized gains on
  investment transactions ..................         (316,935)          (39,475)
                                                 ------------      ------------
Decrease in net assets
  from distributions .......................       (1,359,832)         (551,855)
                                                 ------------      ------------
CAPITAL SHARE
TRANSACTIONS

Proceeds from shares sold ..................       28,435,575        14,609,503

Proceeds from reinvestment
  of distributions .........................          976,870           409,403

Payments for shares redeemed ...............      (16,840,155)       (9,015,107)
                                                 ------------      ------------
Net increase in net assets
  from capital share transactions ..........       12,572,290         6,003,799
                                                 ------------      ------------

Net increase in net assets .................       13,092,597         6,193,782

NET ASSETS

Beginning of year ..........................       16,512,615        10,318,833
                                                 ------------      ------------

End of year ................................     $ 29,605,212      $ 16,512,615
                                                 ============      ============

TRANSACTIONS IN
SHARES OF THE FUND

Sold .......................................        2,709,826         1,420,596

Issued in reinvestment
  of distributions .........................           92,680            39,811

Redeemed ...................................       (1,596,282)         (876,033)
                                                 ------------      ------------

Net increase ...............................        1,206,224           584,374
                                                 ============      ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions results in net assets at the end of the period.

See Notes to Financial Statements


                                               www.americancentury.com       13


Notes to Financial Statements
-----------------------------------------------------------------------------
MAY 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Florida Intermediate-Term Municipal Fund (the
Fund) is one of the eight Funds issued by the Trust. The Fund is non-diversified under the 1940 Act. Its investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Fund invests primarily in Florida municipal obligations. The Fund concentrates its investments in a single state and therefore may have more exposure to credit risk related to the state of Florida than a fund with a broader geographical diversification. The following significant accounting policies relating to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

     Security Valuations--Portfolio securities held by the Fund are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized capital gains are declared and paid annually. For the year ended May 31, 1998, 100% (unaudited) of the Fund's distributions from net investment income have been designated as exempt from federal income tax.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     FUTURES CONTRACTS--The Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at May 31, 1998.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     Additional Information--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


14     1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Fund approved a new management agreement with American Century Investment Management, Inc. (ACIM) on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation
(ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Fund in exchange for a single, unified management fee. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Management fees of $102,790 were incurred under the new management agreement and are included in Investment Advisory Fees in the Statements of Operations. Expenses, net of the amount waived, and the annualized ratio of operating expenses to average net assets, under the previous agreement for the two months ended July 31, 1997 were $27,504 and 0.67%, respectively.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, ACSC.

     As of May 31, 1998, the Fund had invested $406,270 in shares of American Century - Benham Florida Municipal Money Market Fund (Money Market Fund). The terms of the transaction were identical to those with non-related entities except that, to avoid duplicative management fees, the Fund did not pay ACIM management fees with respect to assets invested in the Money Market Fund.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of municipal debt obligations, excluding short-term investments, totaled $49,544,838 and $36,920,189 respectively.

     As of May 31, 1998, accumulated net unrealized appreciation was $746,791, which consisted of unrealized appreciation of $753,017, and unrealized depreciation of $6,226. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


                                               www.americancentury.com       15


Florida Int.-Term--Financial Highlights
-----------------------------------------------------------------------------
    FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31 (EXCEPT AS NOTED)

                                         1998          1997          1996         1995        1994(1)
--------------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value,
  Beginning of Period ...........  $    10.34    $    10.18    $    10.30    $    10.11   $    10.00

Income From Investment
  Operations

  Net Investment Income .........        0.45          0.46          0.52          0.52         0.07

  Net Realized and Unrealized
  Gain (Loss) on Investment
  Transactions ..................        0.38          0.20         (0.08)         0.19         0.11


  Total From Investment
  Operations ....................        0.83          0.66          0.44          0.71         0.18

Distributions

  From Net Investment
  Income ........................       (0.45)        (0.46)        (0.52)        (0.52)       (0.07)

  From Net Realized
  Capital Gains .................       (0.16)        (0.04)        (0.04)         --           --


  Total Distributions ...........       (0.61)        (0.50)        (0.56)        (0.52)       (0.07)


Net Asset Value, End of Period ..  $    10.56    $    10.34    $    10.18    $    10.30   $    10.11


  Total Return(2) ...............        8.20%         6.63%         4.34%         7.31%        1.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets .........        0.54%         0.65%         0.13%         --           --

Ratio of Operating Expenses
  to Average Net Assets
   (Before Expense Waiver) ......        0.58%         0.86%         0.88%         1.09%        1.92%(3)

Ratio of Net Investment Income
  to Average Net Assets .........        4.28%         4.42%         5.05%         5.23%        5.02%(3)

Ratio of Net Investment Income to
  Average Net Assets
   (Before Expense Waiver) ......        4.24%         4.21%         4.30%         4.14%        3.10%(3)

Portfolio Turnover Rate .........         154%           82%           66%           37%           6%

Net Assets, End of Period
   (in thousands) ...............  $   29,605    $   16,513    $   10,319    $    9,532   $    5,892

(1) April 11, 1994 (inception) through May 31, 1994.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions,  if any. Total returns for periods less than one year are not annualized.

(3) Annualized.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


16     1-800-345-2021


Report of Independent Accountants
-----------------------------------------------------------------------------

To the Board of Trustees of the
American Century Municipal Trust
and Shareholders of American Century - Benham
Florida Intermediate-Term Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century - Benham Florida Intermediate-Term Municipal Fund (one of the funds constituting the American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended May 31, 1997 and the financial highlights for the four years in the period ended May 31, 1997 were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
July 16, 1998


                                               www.americancentury.com       17


Background Information
-----------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, the fund has its own investment policies:

     FLORIDA INTERMEDIATE-TERM MUNICIPAL is a variable-price bond fund that invests primarily in intermediate-term Florida municipal securities with maturities of four or more years. The fund maintains a weighted average maturity of 5-10 years.

     Depending on your tax status, investment income may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

     Fund shares are intended to be exempt from the Florida intangibles tax.

COMPARATIVE INDICES

     The following index is used in the report to serve as a comparison for the performance of a fund. It is not an investment product available for purchase.

     The LEHMAN 5-YEAR MUNICIPAL GENERAL OBLIGATION INDEX is a municipal bond index composed of more than 11,000 bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the Florida Intermediate-Term Municipal funds is:

     FLORIDA INTERMEDIATE MUNICIPAL DEBT FUNDS --funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in Florida, with dollar-weighted average maturities of 5-10 years.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A or BBB are considered "investment grade," meaning they're relatively safe from default.


[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS:
     DAVE MACEWEN
     KEN SALINGER
MUNICIPAL CREDIT RESEARCH DIRECTOR:
     STEVEN PERMUT


18     1-800-345-2021


Glossary
-----------------------------------------------------------------------------

RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 16.

YIELDS

* 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annualized percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* Tax-Equivalent Yields show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* Number of Securities--the number of different securities held by a fund on a given date.

* Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases. Certificates of participation represent long-term debt obligations, while leases have a higher risk profile than GOs because they require annual appropriation.

* GO BONDS--general obligation securities backed by the taxing power of the issuer.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* PREREFUNDED BONDS/ETM BONDS--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


                                               www.americancentury.com       19


Notes
-----------------------------------------------------------------------------


20     1-800-345-2021

[inside back cover]

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Municipal Trust


Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

(C) 1998 American Century Services Corporation
Funds Distributor, Inc.

[recycled logo]
   Recycled


[back cover]

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


American Century Investments                                Bulk Rate
P.O. Box 419200                                             U.S. Postage Paid
Kansas City, MO 64141-6200                                  American Century
www.americancentury.com                                     Companies



9807                               (C)1998 American Century Services Corporation
SH-BKT-13099                       Funds Distributor, Inc.

/front cover/

                                                                    May 31, 1998
Annual Report
-------------

American Century


        [graphic of U.S. currency and two individuals walking up stairs]


Benham Group
------------

Tax-Free Money Market


                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


/inside front cover/


A Note from the Founder

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in tern, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers

About our New Report Design

Why We Changed

     We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable, while helping you keep abreast of your fund's strategy and performance.

What's New

     The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

     *  Larger type size in many sections.
     *  Brief explanations of the financial statements.
     *  More prominent graphs and charts.
     *  Quotes in the margins to highlight report content.

The Bottom Line

     The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money but reduces the number of mailing pieces you receive.

     The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

     We believe we've come up with a more interesting, informative and user-friendly publication.

     We hope you enjoy it.


[left margin]

Benham Group
Tax-Free Money Market
(BNTXX)


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


Our Message to You
-----------------------------------------------------------------------------
/photo of James E. Stowers III, seated, with James E. Stowers, Jr. /
James E. Stowers III, seated, with James E. Stowers, Jr.

     The year ended May 31, 1998, was a period of relative stability for short-term interest rates. The Federal Reserve didn't change the federal funds rate target, a key money market benchmark, when inflation remained low and U.S. economic growth was tempered by the Asian economic crisis. As a result, supply and demand factors had more influence on the municipal money market than interest rate movements.

     Tax-Free Money Market continued to provide more federal tax-exempt income than its peers. We accomplished this by waiving its expenses and buying short-term municipal securities at favorable prices during supply and demand fluctuations. The solid efforts of our municipal investment and credit research teams were clearly reflected in Tax-Free Money Market's performance.

     Turning to the  corporate  front,  we've had an  eventful  year at American
Century. We gained a powerful business partner in January when J.P. Morgan became a substantial minority shareholder. Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December.

     Overall, we've had a noteworthy record of continuity in the management of American Century's tax-free and municipal funds. The investment team that manages Tax-Free Money Market has expanded its resources and hasn't experienced any portfolio manager turnover since Benham merged with American Century. The team's approach still adheres to investment philosophies that Jim Benham helped develop during his 25 years as a mutual fund manager, but also benefits from new technology and resources that the merger with American Century made possible. The fund has performed well, exemplifying the quality of the tools we aim to provide to investors to help them meet their financial goals.

     If you'd like to learn more about your investments or about personal finance topics such as Roth IRAs or diversification, we have many free educational brochures and booklets available by mail. You can also get educational information by giving us a call or visiting our Web site (www.americancentury.com). We've recently added several new features to the site, including retirement investing calculators and online investment tracking. We're committed to making your relationship with us as easy and productive as possible.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER


[right margin]

                               Table of Contents
   Report Highlights ......................................................    2
   Services Update ........................................................    3
TAX-FREE MONEY MARKET
   Performance Information ................................................    4
   Management Q&A .........................................................    5
   Schedule of Investments ................................................    7
FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ..........................................................   13
   Statement of Operations ................................................   14
   Statements of Changes
     in Net Assets ........................................................   15
   Notes to Financial
     Statements ...........................................................   16
   Financial Highlights ...................................................   18
   Report of Independent
     Accountants ..........................................................   19
OTHER INFORMATION
   Background Information
     Investment Philosophy
       and Policies .......................................................   20
     Lipper Rankings ......................................................   20
     Credit Rating
       Information ........................................................   20
     Investment and Credit
       Research Teams .....................................................   20
   Glossary ...............................................................   21


                                               www.americancentury.com       1


Report Highlights
-----------------------------------------------------------------------------
MANAGEMENT Q&A

* Tax-Free Money Market continued to provide a higher level of federal tax-exempt income than the average tax-free money market fund. A major reason was our decision to waive management expenses.

* Beginning in August 1998, we will gradually reinstate management fees. All other factors being equal, this will cause a decline in yield. However, Tax-Free Money Market's full expense ratio will still give the fund lower expenses than approximately 75% of its peers.

* As of December 1997, Tax-Free Money Market no longer owned securities backed by Japanese banks. These securities offer higher yields but we believe the risks are inappropriate for a conservative money fund.

* We monitored seasonal supply and demand factors governing yields for municipal securities, as well as relative valuation measures, to determine security selection. We typically choose between variable- rate demand notes and one-year municipal notes, depending on which type of security offers the most attractive yield.

* We do not anticipate any major changes in interest rates in the near future, so we continue to focus on seasonal supply and demand factors in the marketplace, as well as credit quality.


[left margin]

"AS OF DECEMBER 1997, TAX-FREE MONEY MARKET NO LONGER OWNED SECURITIES BACKED BY JAPANESE BANKS. THESE SECURITIES OFFER HIGHER YIELDS BUT WE BELIEVE THE RISKS ARE INAPPROPRIATE FOR A CONSERVATIVE MONEY FUND."

           TAX-FREE MONEY MARKET
                  (BNTXX)
TOTAL RETURNS:              AS OF 5/31/98
    6 Months                       1.85%*
    1 Year                          3.70%

NET ASSETS:                $444.3 million

7-DAY CURRENT YIELD:                3.90%

INCEPTION DATE:                   7/31/84

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on page 21.


2      1-800-345-2021


Services Update
-----------------------------------------------------------------------------

     We get many questions from money market investors about our services. Here are answers to several frequently asked questions.

IS THERE A FEE FOR WRITING CHECKS AGAINST MY MONEY MARKET FUND?

     No. You can write as many checks as you want at no charge, as long as each one is for $100 or more.

BESIDES WRITING A CHECK, HOW ELSE CAN I ACCESS MY MONEY?

     There are a couple of easy ways. First, we can send a check directly to you at your address of record. All you need to do is give us a call or write us a letter requesting the check, and we'll send it right out to you.

     We can also make automatic deposits from your money market fund to your bank account. Just make sure we have all of your bank information on file, and then give us a call to request a direct transfer.

IS THERE A LIMIT TO THE NUMBER OF EXCHANGES I CAN MAKE OUT OF MY MONEY MARKET FUND?

     No. Exchanges involve moving money from one American Century fund to another. Although there is a limit of six exchanges per calendar year out of our bond and stock funds, there is no limit for money market funds.

     Exchanges can be made by:

     * calling an Investor Services representative (1-800-345-2021)

     * dialing into our Automated Information Line (1-800-345-8765)*

     * writing us a letter

     * connecting to our Web site
      (www.americancentury.com)*

     You can also make exchanges through our Automatic Exchange plan or Open Order service.

HOW DO OPEN ORDERS WORK?

     Open Orders enable you to buy or sell shares in a mutual fund automatically at a price you designate. Here's how it works:

* To Buy--select a fund in which you wish to invest and specify a price at which you'd like to buy shares. Because the object is to buy low, the price you specify must be at or below the fund's last closing price. If the fund's price closes at or below your specified price, we will automatically move the amount you designated from your money market fund into an account in the fund you selected.

* To Sell--select a fund in which you own shares and specify a price at which you'd like to sell them. Because the object is to sell high, the price you specify must be at or above the fund's last closing price (we can't place stop-loss orders). If the fund's price closes at or above your specified price, we'll sell the number of shares you designated and move the proceeds into your money market account.

Some other notes about Open Orders:

* Open Orders last for a maximum of 90 days and may be canceled or extended whenever you choose.

* Once you've placed, canceled, or modified your Open Order, we'll send a letter confirming your decision to your address of record.

IF  YOU  HAVE  ANY  QUESTIONS   ABOUT  OUR  SERVICES,   CALL  US  TOLL  FREE  AT
1-800-345-2021 OR E-MAIL US AT OUR WEB SITE (WWW.AMERICANCENTURY.COM).

* Requires shareholder authorization.


[right margin]

Accessing your money. . .
WE CAN SEND A CHECK DIRECTLY TO YOU AT YOUR ADDRESS OF RECORD. ALL YOU NEED TO DO IS GIVE US A CALL OR WRITE US A LETTER REQUESTING THE CHECK. WE CAN ALSO MAKE AUTOMATIC DEPOSITS FROM YOUR MONEY MARKET FUND TO YOUR BANK ACCOUNT.


                                               www.americancentury.com       3


Tax-Free Money Market--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998
                                          INCEPTION 7/31/84
                          TAX-FREE         TAX-EXEMPT MONEY MARKET FUNDS(2)
                        MONEY MARKET      AVERAGE RETURN       FUND'S RANKING
-----------------------------------------------------------------------------
6 MONTHS(1) ..............  1.85%               1.51%                --

1 YEAR ...................  3.70%               3.09%           1 OUT OF 133
-----------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS ..................  3.29%               3.08%           13 OUT OF 123

5 YEARS ..................  2.94%               2.81%           18 OUT OF 101

10 YEARS .................  3.69%               3.60%           15 OUT OF 66

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 20-21 for more information about returns and Lipper fund rankings.


PORTFOLIO AT A GLANCE
                             5/31/98           5/31/97
NUMBER OF SECURITIES           103               48
WEIGHTED AVERAGE
  MATURITY                   55 DAYS           53 DAYS
EXPENSE RATIO                0.04%*             0.67%

* American Century Investment Management, Inc. has voluntarily waived its management fee from August 1, 1997, through July 31, 1998. In absence of the waiver, the fund's expense ratio would have been 0.52%.


YIELDS AS OF MAY 31, 1998
  7-DAY CURRENT YIELD
                                 3.90%
  7-DAY EFFECTIVE YIELD
                                 3.98%
  7-DAY TAX-EQUIVALENT YIELDS
    28.0% TAX BRACKET            5.42%
    31.0% TAX BRACKET            5.65%
    36.0% TAX BRACKET            6.09%
    39.6% TAX BRACKET            6.46%

Yields would have been lower if management fees had not been waived.



Past performance does not guarantee future results.
Money market funds are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


4      1-800-345-2021


Tax-Free Money Market--Q&A
-----------------------------------------------------------------------------

     An interview with Bryan Karcher, a portfolio manager on the Tax-Free Money Market fund investment team.

HOW DID TAX-FREE MONEY MARKET PERFORM DURING THE FISCAL YEAR ENDED MAY 31, 1998?

     Tax-Free Money Market continued to provide a higher level of federal tax-exempt income than the average tax-free money market fund. According to IBC's Money Fund Report, the fund's 7-day current yield of 3.90% as of May 31, 1998, was the highest among 133 "Stock Broker and General Purpose Tax-Free Money Funds."

     In addition, the fund's total return was 3.70%, compared with the 3.09% average return of the 133 "Tax-Exempt Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

     A major reason for the high yield and total return was our decision to waive management expenses as part of a promotional program. However, beginning in August 1998, we will gradually reinstate management expenses at a rate of 10 basis points (0.10%--a basis point equals 0.01%) per month. All other factors being equal, this expense increase will cause a decline in the fund's yield and return. By December 1998, the fund will reach its full expense ratio of 50 basis points, which should still give Tax-Free Money Market lower expenses than approximately 75% of tax-free money market funds.

WHAT CHANGES DID YOU MAKE IN TAX-FREE MONEY MARKET'S PORTFOLIO DURING THE YEAR?

     We reduced our exposure to the troubled Japanese financial system; as of December 1997, the fund no longer owned securities backed by Japanese banks. The Japanese banking system has suffered from a lengthy domestic recession and non-performing real estate loans. Securities backed by Japanese banks offer higher yields, but we believe the risks are inappropriate for a conservative money fund. Our strict credit criteria limits us to top-rated securities, even if that means sacrificing yield.

     We also used our value strategy to shift between variable-rate demand notes (VRDNs--securities that track market interest rates and stabilize their market values using daily or weekly interest rate adjustments) and other short-term municipal securities.

PLEASE DESCRIBE YOUR VALUE STRATEGY.

     Because the short-term municipal market is greatly affected by seasonal supply and demand factors, one-year municipal note yields fluctuate significantly, but somewhat predictably, through the year. For example, in April investors remove a lot of money from tax-exempt money market funds to pay taxes. As a result, there is less demand for short-term municipal securities and yields tend to rise. In contrast, demand is higher and yields are lower in January when investors look to reinvest cash they've received from bond interest and principal payments. In April 1998, for example, yields on one-year notes reached 3.75%, up from about 3.50% in January. We're more likely to buy one-year securities in April to lock in higher yields.


[right margin]

"TAX-FREE MONEY MARKET CONTINUED TO PROVIDE A HIGHER LEVEL OF FEDERAL TAX-EXEMPT INCOME THAN THE AVERAGE TAX-FREE MONEY MARKET FUND."


[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MAY 31, 1998
  Commercial Paper         1%
  Municipal Notes          2%
  Bonds less than 1 Year   12%
  Other                    3%
  VRDNs                    82%

AS OF NOVEMBER 30, 1997
  Commercial Paper         2%
  Municipal Notes          6%
  Bonds less than 1 Year   9%
  Other                    5%
  VRDNs                    78%

Security types are defined on page 21.


                                               www.americancentury.com       5


Tax-Free Money Market--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

     We also compare one-year municipal note yields to the yields on one-year Treasury notes. We generally consider municipal notes attractive when their yield exceeds 70% of the one-year Treasury note yield. In February, one-year muni yields were 3.55% (about 66% of Treasury yields) but reached 3.75% (70% of Treasury yields) by the week of April 15.

     Our final value indicator is the yield on VRDNs as a percentage of the federal funds rate target, the overnight inter-bank lending rate set by the Federal Reserve (the Fed). We examine the historical averages of this percentage. VRDNs often have attractive yields, but we can use their historical relationship with the fed funds rate target to anticipate when one-year notes might have a temporary yield advantage that make them a better buy.

DOES LOCATION PLAY A ROLE IN YOUR SECURITY SELECTION PROCESS?

     We can purchase securities issued in any state, but we tend to avoid "specialty" states such as New York and California. Because California and New York have high state income taxes, there are many state-specific tax-free money market funds in existence for tax-sensitive residents in those states. With so many California and New York money market funds vying for specialty state-specific paper, those securities typically offer lower, less attractive yields.

     Rather than look at geographical location or security type, we tend to focus on the banks backing the securities. If you have two VRDNs, one an industrial development note, the other a housing note, and if they're both backed by the same bank, then their yields should be similar, based primarily on the credit quality of the bank.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

     The economy continues to be healthy and there's been very little inflation.

     Although there was some concern earlier in the year that the Fed would raise interest rates to slow the economy, the worsening situation in Asia has taken the pressure off the Fed to act. We do not anticipate any major changes in interest rates in the near future, so we continue to focus on seasonal supply and demand factors in the marketplace.

HOW WILL YOU MANAGE TAX-FREE MONEY MARKET OVER THE NEXT SIX MONTHS?

     Credit quality will remain our number one concern, and we will concentrate our securities in the highest credit ratings. In addition, we will continue to compare the relative values (yields) between one-year notes and weekly VRDNs, buying the one-year securities when there is sufficient additional yield.


[left margin]

"CREDIT QUALITY WILL REMAIN OUR NUMBER ONE CONCERN, AND WE WILL CONCENTRATE OUR SECURITIES IN THE HIGHEST CREDIT RATINGS."

PORTFOLIO COMPOSITION BY CREDIT RATING
                  % OF FUND INVESTMENTS
                 AS OF             AS OF
                5/31/98          11/30/97
SP1+              86%               75%
SP1               11%               25%
SP2                3%               --

SP1+ and SP1 are Standard & Poor's highest credit ratings for short-term municipal securities. See Credit Rating Information on page 20 for more information.


6      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------
SHORT-TERM MUNICIPAL SECURITIES

ALASKA-0.3%

             $  1,345,000  Anchorage GO, Series 1997 A,
                              4.50%, 12/1/98 (FGIC)              $1,348,917
                                                               ----------------

ARIZONA-0.6%

                2,700,000  Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., VRDN, 4.00%
                              6/1/98 (LOC: National
                              Westminster PLC)                    2,700,000
                                                               ----------------

ARKANSAS-0.7%

                3,000,000  Pine Bluff Industrial Development
                              Rev., (Camden Wire Co., Inc.),
                              VRDN, 3.95%, 6/4/98 (LOC:
                              Texas Commerce Bank, N. A.)         3,000,000
                                                               ----------------

CALIFORNIA-1.7%

                5,500,000  California Higher Education Loan
                              Auth. Student Loan Rev., Series
                              1995 E-5, 3.80%, 6/1/99
                              (LOC: Student Loan Marketing)       5,500,000

                2,000,000  South Coast Local Education
                              Agencies Tax and Revenue
                              Anticipation Notes, Series
                              1997 A, 4.50%, 6/30/98
                              (MBIA)                              2,000,892
                                                               ----------------

                                                                  7,500,892
                                                               ----------------

COLORADO-7.5%

                8,100,000  Adams County Industrial
                              Development Rev., (Clear Creek
                              Business), VRDN, 3.85%,
                              6/4/98 (LOC: Citibank N.A.)         8,100,000

                6,500,000  Colorado Health Facilities Auth.
                              Rev., Series 1994 A, (Kaiser
                              Permanente), VRDN, 4.00%,
                              6/3/98 (Guaranteed: Kaiser
                              Permanente)                         6,500,000

                9,300,000  Colorado Health Facilities Auth.
                              Rev., Series 1995 A, (Kaiser
                              Permanente), VRDN, 4.00%,
                              6/3/98 (Guaranteed: Kaiser
                              Permanente)                         9,300,000

                3,500,000  Denver Multifamily Housing Rev.,
                              Series 1989 A, (Cottonwood
                              Creek Project), VRDN, 4.10%,
                              6/2/98 (LOC: General Electric
                              Capital Corp.)                      3,500,000

                6,500,000  Douglas County Multifamily Rev.,
                              (Autumn Chase), VRDN, 3.85%,
                              6/4/98 (LOC: Citibank, N.A.)        6,500,000
                                                               ----------------

                                                                 33,900,000
                                                               ----------------


Principal Amount                                                    Value
-----------------------------------------------------------------------------

DISTRICT OF COLUMBIA-1.9%

             $  8,400,000  District of Columbia Rev.,
                              (American University Issue),
                              VRDN, 3.95%, 6/3/98, (LOC:
                              National Westminster Bank PLC)     $8,400,000
                                                               ----------------

FLORIDA-21.3%

               10,000,000  Brevard County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              (Palm Place Project), VRDN,
                              4.00%, 6/3/98 (LOC: ING
                              (U.S.) Capital Corporation)        10,000,000

                1,000,000  Broward County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              (Margate Project), VRDN,
                              3.95%, 6/3/98 (LOC: Chase
                              Manhattan Bank)                     1,000,000

                3,460,000  Broward County Housing Finance
                              Auth. Multifamily Housing Rev.,
                              Series 1990 A, (Palmaire-
                              Oxford), VRDN, 4.00%, 6/3/98
                              (SBBPA: Continental Casualty
                              Co.)                                3,460,000

                1,655,000  Dade County Housing Auth. Single
                              Family Mortgage Rev., Series
                              1997 C, 4.05%, 10/16/98
                              (GIC: FGIC Capital Markets)         1,655,000

                3,000,000  Escambia County Housing Fin.
                              Auth. Single Family Mortgage
                              Rev., VRDN, 4.07%, 6/4/98
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (Acquired 5/19/98, Cost
                              $3,000,000)(1)                      3,000,000

                3,600,000  Eustis Multipurpose Rev., Series
                              1997 A, VRDN, 3.90%,
                              6/3/98 (LOC: Suntrust Bank
                              Central Florida, N.A.)              3,600,000

                5,000,000  Florida Housing Finance Agency
                              Multifamily Housing Rev.,
                              (Parrot's Landing Project),
                              VRDN, 3.90%, 6/3/98 (FNMA
                              Collateral Agreement)               5,000,000

                3,000,000  Florida Housing Finance Agency
                              Multifamily Housing
                              Rev., (Carlton Arms Project),
                              VRDN, 3.95%, 6/3/98 (LOC:
                              Kredietbank N.V.)                   3,000,000

                5,190,000  Florida Housing Finance Agency
                              Multifamily Housing Rev., Series
                              1989 E, VRDN, 4.00%,
                              6/3/98 (LOC: Comerica Bank)         5,190,000

                7,965,000  Florida Housing Finance Agency
                              Multifamily Housing Rev., Series
                              1990 B, (Belville-Oxford),
                              VRDN, 4.00%, 6/3/98
                              (SBBPA: Continental Casualty
                              Co.)                                7,965,000

See Notes to Financial Statements


                                               www.americancentury.com       7


Tax-Free Money Market--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------

             $  7,000,000  Florida Housing Finance Corp.
                              Rev., Series 6, (Homeowner
                              Mortgage), 3.80%, 6/15/99
                              (GIC: FGIC Capital Markets)         $7,000,000

                5,000,000  Highlands County Health Facilities
                              Auth. Rev., Series 1997 A,
                              (Adventist Health System),
                              VRDN, 3.85%, 6/4/98 (LOC:
                              Suntrust Bank Central Florida,
                              N.A.)                                5,000,000

                1,000,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 3.95%, 6/3/98
                              (SBBPA: Societe Generale)            1,000,000

                2,995,000  Jacksonville Electric Auth. Rev.,
                              VRDN, 4.02%, 6/4/98
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (Acquired 4/24/98,
                              Cost $2,995,000)(1)                  2,995,000

                4,650,000  Lee County Industrial Development
                              Auth. Health Care Facilities Rev.,
                              (Hope Hospice), VRDN, 3.95%,
                              6/4/98 (LOC: Nationsbank,
                              N.A.)                                4,650,000

                  500,000  Marion County Housing Finance
                              Auth. Multifamily Rev., Series
                              1985 D, (Summer Trace
                              Apartments), VRDN, 3.95%,
                              6/4/98 (LOC: Suntrust Bank,
                              Atlanta, GA)                           500,000

                4,950,000  Orange County Housing Finance
                              Auth. Multifamily Rev., (Post
                              Lake Apartments), VRDN,
                              3.85%, 6/3/98 (FNMA
                              Collateral Agreement)                4,950,000

                7,200,000  Orange County Housing Finance
                              Auth. Multifamily Rev., Series
                              1992 A, (Smokewood/Sun),
                              VRDN, 3.85%, 6/4/98 (LOC:
                              Citibank, N.A.)                      7,200,000

                3,600,000  Palm Beach County Educational
                              Facilities Auth. Rev., (Atlantic
                              College), VRDN, 3.95%,
                              6/4/98 (LOC: Nationsbank,
                              N.A.)                                3,600,000

                4,300,000  Pinnellas County Housing Finance
                              Auth. Multifamily Rev., Series
                              1995 A, (Foxbridge Apartments),
                              VRDN, 3.90%, 6/3/98 (FNMA
                              Collateral Agreement)                4,300,000

                2,000,000  Port St. Lucie Utility Rev., VRDN,
                              4.02%, 6/4/98 (MBIA)
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (Acquired 5/21/98, Cost
                              $2,000,000)(1)                       2,000,000

                4,430,000  Seminole County School Board
                              Certificates of Participation,
                              VRDN, 4.02%, 6/4/98
                              (AMBAC) (SBBPA: Merrill
                              Lynch & Co., Inc.) (Acquired
                              4/9/98, Cost $4,430,000)(1)          4,430,000


Principal Amount                                                    Value
-----------------------------------------------------------------------------

             $  4,690,000  Tallahassee-Leon County Civic
                              Center Auth. Capital
                              Improvement Rev., Series
                              1998 A, VRDN, 3.90%,
                              6/3/98 (LOC: Suntrust Bank
                              Central Florida)                    $4,690,000
                                                                ---------------

                                                                  96,185,000
                                                                ---------------

GEORGIA-2.3%

                1,800,000  Cobb County Multifamily Housing
                       Rev., (Terrell Mill), VRDN, 3.95%,
                              6/3/98 (LOC: General Electric
                              Capital Corp.) (Acquired 5/1/96,
                              Cost $1,800,000)(1)                  1,800,000

                3,500,000  Fulton County Development Auth.
                              Rev., (Holy Innocents School),
                              VRDN, 3.90%, 6/3/98 (LOC:
                              Suntrust Bank, Atlanta, GA)          3,500,000

                5,300,000  Thomasville Hospital Auth. Rev.,
                              VRDN, 3.90%, 6/3/98 (LOC:
                              Suntrust Bank, Atlanta, GA)          5,300,000
                                                                ---------------

                                                                  10,600,000
                                                                ---------------

HAWAII-1.0%

                2,000,000  Hawaii Department of Budget
                              and Finance Special
                              Purpose  Mortgage  Rev.,
                              Series 1995 A, (Kaiser
                              Permanente), VRDN, 4.00%,
                              6/3/98 (Guaranteed:
                              Kaiser Permanente)                   2,000,000

                2,600,000  Hawaii Housing Finance and
                              Development Corporation Rev.,
                              (Affordable Rental Housing),
                              VRDN, 3.95%, 6/3/98 (LOC:
                              Banque Nationale De Paris S.A.)      2,600,000
                                                                ---------------

                                                                   4,600,000
                                                                ---------------

ILLINOIS-10.4%

                1,625,000  Bartlett Multifamily Housing Rev.,
                              Series 1995 A, (Bartlett Square
                              Apartments), VRDN, 3.85%,
                              6/4/98 (LOC: LaSalle National
                              Bank)                                1,625,000

                6,000,000  Chicago Single Family Mortgage
                              Rev., Series 1998 B, 3.70%,
                              4/1/99 (GIC: Westdeutsche
                              Landesbank Girozentrale)             6,000,000

                5,900,000  Galesburg Rev., (Knox College
                              Project), VRDN, 3.85%, 6/4/98
                              (LOC: LaSalle National Bank)         5,900,000

                2,140,000  Hoffman Estates Tax Increment
                              Rev. Tax Allocation, (Economic
                              Development Project), 4.50%,
                              11/15/98 (AMBAC)                     2,145,233

                3,750,000  Illinois Development Financing
                              Auth. Rev., Series 1998 A,
                              (Provena Health), 4.50%,
                              5/15/99 (MBIA)                       3,769,750

See Notes to Financial Statements


8      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------

             $  2,000,000  Illinois Health Facility Auth. Rev.,
                              Series 1996 B, (Franciscan
                              Eldercare), VRDN, 3.85%,
                              6/3/98 (LOC: ABN Amro Bank
                              N.V.)                               $2,000,000

                  720,000  Illinois Health Facility Auth. Rev.,
                              (Sherman Health Systems),
                              3.90%, 8/1/98 (AMBAC)                  720,000

               10,000,000  Illinois Health Facility Auth. Rev.,
                              Series 1998 A, (Swedish
                              Covenant), VRDN, 3.95%,
                              6/3/98 (AMBAC) (SBBPA:
                              First National Bank of Chicago)     10,000,000

                5,335,000  Illinois Industrial Development Rev.,
                              (Continental/Midland Project),
                              VRDN, 3.95%, 6/4/98 (LOC:
                              LaSalle National Bank)               5,335,000

                2,000,000  McCook Village Rev., Series
                              1996 B, (St. Andrew Society),
                              VRDN, 3.85%, 6/4/98 (LOC:
                              Northern Trust Company)              2,000,000

                3,000,000  Schaumburg Multifamily Housing
                              Rev., (Windsong Apartments),
                              VRDN, 3.80%, 6/4/98 (LOC:
                              LaSalle National Bank)               3,000,000

                4,375,000  Springfield Airport Auth. Rev.,
                              (Allied Signal Project), VRDN,
                              4.10%, 6/3/98 (Guaranteed:
                              Allied Signal, Inc.)                 4,375,000
                                                                 --------------

                                                                  46,869,983
                                                                 --------------

INDIANA-1.2%

                1,155,000  Central High School Building
                              Corp. Industrial Rev. Certificates
                              of Participation, 4.25%, 8/1/98
                              (AMBAC)                              1,155,564

                1,000,000  Gary Industrial Development Rev.,
                              (Tinplate Partners International,
                              Inc.), VRDN, 3.95%, 6/4/98
                              (LOC: LaSalle National Bank)         1,000,000

                1,000,000  Huntington Economic
                              Development Rev., (Allied Signal
                              Inc. Project), VRDN, 3.95%,
                              6/3/98 (Guaranteed: Allied
                              Signal Inc.)                         1,000,000

                  940,000  Indiana Health Facilities Financing
                              Auth. Hospital Rev., Series
                              1997 A, (Sisters of St. Francis
                              Health), 5.00%, 11/1/98
                              (MBIA)                                 944,209

                  455,000  Noblesville High School Building
                              Corp. Industrial Rev. Certificates
                              of Participation, 3.90%, 7/6/98
                              (AMBAC)                                455,000

                  960,000  Vincennes University Rev., Series
                              1997 E, 3.95%, 12/1/98
                              (AMBAC)                                960,000
                                                                 --------------

                                                                   5,514,773
                                                                 --------------


Principal Amount                                                    Value
-----------------------------------------------------------------------------

IOWA-0.7%

             $  3,300,000  Iowa School Cash Anticipation
                              Program Warrants, Series
                              1998 B, 4.25%, 1/28/99
                              (FSA)                               $3,314,729
                                                                 --------------

KANSAS-0.4%

                1,620,000  Wichita Water & Sewer Utility Rev.,
                              6.50%, 10/1/98 (FGIC)                1,633,763
                                                                 --------------

KENTUCKY-4.8%

                2,200,000  Kenton County Airport Board Rev.,
                              VRDN, 4.07%, 6/4/98 (MBIA)
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (Acquired 2/5/98, Cost
                              $2,200,000)(1)                       2,200,000

               17,000,000  Kentucky Turnpike Auth. Resource
                              Recovery Road Certificates of
                              Participation, VRDN, 4.00%,
                              6/3/98 (FSA) (SBBPA:
                              Commerzbank A.G.)                   17,000,000

                2,400,000  Mayfield Multi-City Lease Rev.,
                              VRDN, 4.00%, 6/3/98 (LOC:
                              PNC Bank)                            2,400,000
                                                                 --------------

                                                                  21,600,000
                                                                 --------------

LOUISIANA-0.4%

                2,000,000  Calcasieu Parish Sales Tax Rev.,
                              (District No. 4-A Sales and Use
                              Tax), VRDN, 3.70%, 6/4/98
                              (LOC: National Westminster
                              Bank PLC)                            2,000,000
                                                                 --------------

MARYLAND-0.7%

                3,000,000  Maryland Health and Higher
                              Educational Facilities Rev.,
                              Series 1998 A, (Charlestown
                              Community), VRDN, 3.75%,
                              6/3/98 (LOC: First Union
                              National Bank, Charlotte, NC)        3,000,000
                                                                 --------------

MASSACHUSETTS-0.6%

                2,700,000  Lynn Water and Sewer
                              Commission General Rev.,
                              VRDN, 4.02%, 6/4/98 (FSA)
                              (Liquidity: Merrill Lynch & Co.,
                              Inc.) (Acquired 12/4/97, Cost
                              $2,700,000)(1)                       2,700,000
                                                                 --------------

MISSOURI-2.4%

                  800,000  Clay County Public Building Auth.
                              Leasehold Rev. Certificates of
                              Participation, Series 1998 A,
                              4.05%, 5/15/99 (FSA)                   800,000

                  515,000  Clay County Public Building Auth.
                              Leasehold Rev. Certificates of
                              Participation, Series 1998 B,
                              (Jail Expansion and Renovation),
                              4.05%, 5/15/99 (FSA)                   515,000

See Notes to Financial Statements


                                               www.americancentury.com       9


Tax-Free Money Market--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------

             $  2,500,000  Fenton Industrial Development
                              Auth. Rev., (Clayton Corp.
                              Project), VRDN, 4.10%, 6/4/98
                              (LOC: Commerce Bank, N.A.)          $2,500,000

                2,260,000  Missouri Development Finance
                              Board Industrial Development
                              Rev., (J & J Enterprises), VRDN,
                              4.25%, 6/3/98 (LOC:
                              Commerce Bank, N.A.)                 2,260,000

                5,000,000  Missouri Housing Development
                              Commission Mortgage Rev.,
                              Series 1998 C, (Single Family),
                              3.90%, 4/1/99 (GIC: FGIC
                              Capital Markets)                     5,000,000
                                                                ---------------

                                                                  11,075,000
                                                                ---------------

NEW HAMPSHIRE-0.9%

                4,000,000  New Hampshire Business Finance
                              Auth. Resource Recovery Rev.,
                              Series 1997 A, VRDN, 3.90%,
                              6/3/98 (LOC: Wachovia Bank,
                              N.A.)                                4,000,000
                                                                ---------------

NEW JERSEY-0.2%

                1,015,000  Atlantic County Utilities Auth.
                              Sewer Rev., 3.70%, 1/15/99
                              (AMBAC)                              1,015,000
                                                                ---------------

NEW MEXICO-3.7%

                7,440,600  New Mexico Finance Auth. Rev.,
                              Series 1997 A, VRDN, 3.85%,
                              6/3/98 (LOC: Canadian
                              Imperial Bank of Commerce)           7,440,600

                2,000,000  New Mexico Mortgage Financing
                              Auth. Rev., Issue 2, 3.90%,
                              10/15/98 (GIC: FGIC Capital
                              Markets)                             2,000,000

                7,300,000  Santa Fe Gross Receipts Tax Rev.,
                              Series 1997 B, VRDN, 3.85%,
                              6/3/98 (LOC: Canadian
                              Imperial Bank of Commerce)           7,300,000
                                                                ---------------

                                                                  16,740,600
                                                                ---------------

NEW YORK-2.8%

                1,000,000  Long Island Power Auth.
                              Commercial Paper, 3.70%,
                              9/1/98 (LOC: Westdeutsche
                              Landesbank Girozentrale and
                              Bayerische Landesbank
                              Girozentrale)                        1,000,000

                7,500,000  Long Island Power Auth. Electric
                              System Rev., Series 2, VRDN,
                              4.00%, 6/3/98 (LOC:
                              Westdeutsche Landesbank
                              Girozentrale and Bayerische
                              Landesbank Girozentrale)             7,500,000


Principal Amount                                                    Value
-----------------------------------------------------------------------------

             $  4,000,000  New York GO, Series 1992 B,
                              VRDN, 4.10%, 6/1/98 (FGIC)
                              (SBBPA: General Electric
                              Capital Corp.)                      $4,000,000
                                                                ---------------

                                                                  12,500,000
                                                                ---------------

NORTH DAKOTA-0.4%

                1,655,000  Hebron Industrial Development
                              Rev., (Dacco Inc.), VRDN, 4.10%,
                              6/4/98 (LOC: U.S. Bank, N.A.)        1,655,000
                                                                ---------------

OHIO-2.8%

                  700,000  Cleveland Waterworks Rev., Series
                              1996 H, 4.45%, 1/1/99 (MBIA)           701,994

                2,000,000  Ohio Air Commercial Paper, Series
                              1988 B, 3.75%, 7/28/98
                              (FGIC)                               2,000,000

               10,000,000  Ohio Housing Finance Agency
                              Mortgage Rev., Series 1998 A-3,
                              3.80%, 3/1/99 (GIC:
                              Trinity Funding Corp.)              10,000,000
                                                                ---------------

                                                                  12,701,994
                                                                ---------------

OREGON-3.2%

               10,400,000  Klamath Falls Electric Rev., Series
                              1986 E, (Salt Caves
                              Hydroelectric), 3.80%, 5/1/99(2)    10,400,000

                4,000,000  Oregon Health, Housing,
                              Educational and Cultural
                              Facilities Auth. Rev., (Quatama
                              Crossing), VRDN, 3.85%,
                              6/4/98 (LOC: U.S. Bank, N.A.)        4,000,000
                                                                ---------------

                                                                  14,400,000
                                                                ---------------

PENNSYLVANIA-4.9%

                6,000,000  Dauphin County General Auth.
                              Rev.,  Series 1997 A,
                              VRDN, 3.90%, 6/3/98 (FSA) (SBBPA:
                              Credit Suisse First Boston)          6,000,000

                7,495,000  Delaware Valley Regional Finance
                              Auth. Local Government Rev.,
                              VRDN, 4.02%, 6/4/98
                              (AMBAC) (SBBPA: Merrill
                              Lynch & Co., Inc.) (Acquired
                              2/6/98, Cost $7,495,000)(1)          7,495,000

                3,240,000  Pennsylvania State University Rev.,
                              3.75%, 1/14/99 (LOC:
                              Rabobank Nederland)                  3,240,000

                5,305,000  Washington County Auth. Lease
                              Rev., (Higher Education Pooled
                              Equipment Lease), 3.95%,
                              6/3/98 (LOC: First Union
                              National Bank, Charlotte, NC)        5,305,000
                                                                ---------------

                                                                  22,040,000
                                                                ---------------
See Notes to Financial Statements


10      1-800-345-2021


Tax-Free Money Market--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount                                                    Value
-----------------------------------------------------------------------------

SOUTH CAROLINA-7.0%

              $16,425,000  Berkeley County Pollution Control
                              Rev., VRDN, 3.85%, 6/4/98
                              (LOC: Royal Bank of Canada)        $16,425,000

               15,000,000  Piedmont Municipal Power Agency
                              Electric Rev., Series 1997 B,
                              VRDN, 3.90%, 6/3/98 (MBIA) (SBBPA:
                              Credit Suisse First Boston)         15,000,000
                                                                ---------------

                                                                  31,425,000
                                                                ---------------

TENNESSEE-3.4%

                2,000,000  Chattanooga Industrial
                              Development Rev., (Market
                              Street Limited Project), VRDN,
                              3.90%, 6/3/98 (LOC: Credit
                              Suisse First Boston, Inc.)           2,000,000

                5,000,000  Dickson County Industrial
                              Development Board Rev.,
                              (Renaissance Learning Center),
                              VRDN, 3.90%, 6/3/98 (LOC:
                              Suntrust Bank, Nashville, N.A.)      5,000,000

                4,600,000  Memphis-Shelby County Industrial
                              Development Board Exempt
                              Facilities Rev., (Ponderosa
                              Fibers of America), VRDN,
                              4.00%, 6/4/98 (LOC:
                              Nationsbank N.A.)                    4,600,000

                4,000,000  Tullahoma Industrial Development
                              Board Rev., (Rock Tenn
                              Converting Co.) VRDN, 4.00%,
                              6/3/98 (LOC: Suntrust Bank,
                              Atlanta, GA)                         4,000,000
                                                                ---------------

                                                                  15,600,000
                                                                ---------------

TEXAS-3.4%

                1,320,000  El Paso County GO, 5.00%,
                              2/15/99 (FGIC)                       1,330,020

                4,495,000  Midland County Hospital District
                              Rev., VRDN, 4.02%, 6/4/98
                              (AMBAC) (Liquidity: Merrill
                              Lynch & Co., Inc.) (Acquired
                              11/20/97, Cost $4,495,000)(1)        4,495,000

                4,585,000  Nueces River Auth. Water Supply
                              Rev., VRDN, 4.02%, 6/4/98
                              (FSA) (Liquidity: Merrill Lynch &
                              Co., Inc.) (Acquired 12/4/97,
                              Cost $4,585,000)(1)                  4,585,000

                5,000,000  Texas Tax and Rev. Anticipation
                              Notes, 4.75%, 8/31/98                5,014,898
                                                                ---------------

                                                                  15,424,918
                                                                ---------------


Principal Amount                                                    Value
-----------------------------------------------------------------------------

WASHINGTON-1.9%

             $  1,800,000  Pierce County Economic Development
                              Corporate Rev., (K & M Holdings
                              II Project), VRDN,
                              4.25%, 6/3/98 (LOC:
                              Wells Fargo Bank, N. A.)            $1,800,000

                6,600,000  Washington State Housing
                              Finance Commission Multifamily
                              Mortgage Rev., (Mill Plain
                              Crossing Project), VRDN, 3.95%,
                              6/2/98 (LOC: Harris Trust &
                              Savings Bank)                        6,600,000
                                                                ---------------

                                                                   8,400,000
                                                                ---------------

WISCONSIN-6.5%

               15,500,000  Ladysmith Solid Waste Disposal
                              Facility Rev., (Cityforest Corp.),
                              VRDN, 4.10%, 6/3/98 (LOC:
                              Union Bank of California, N.A.)     15,500,000

                1,700,000  Pleasant Prairie Industrial
                              Development Rev., (Muskie
                              Enterprises), VRDN, 4.05%,
                              6/4/98 (LOC: Bank of
                              Montreal)                            1,700,000

               12,000,000  Wisconsin Health and Educational
                              Facilities Auth. Rev., (Wheaton
                              Franciscan Services), VRDN,
                              3.90%, 6/4/98 (LOC: Toronto-
                              Dominion Bank)                      12,000,000
                                                                ---------------

                                                                  29,200,000
                                                                ---------------

TOTAL INVESTMENT SECURITIES-100.0%                              $451,045,569
                                                                ---------------

See Notes to Financial Statements


                                               www.americancentury.com       11


Tax-Free Money Market--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GIC = Guaranteed Investment Contract

GO = General Obligation

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1998.

(1) Security was purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. The aggregate value of restricted securities at May 31, 1998, was $35,700,000, which represented 8.0% of net assets.

(2) Escrowed to maturity in U.S. government securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percentage of investments in each state

See Notes to Financial Statements


12      1-800-345-2021


Statement of Assets and Liabilities
-----------------------------------------------------------------------------
MAY 31, 1998

ASSETS

Investment securities, at value
   (amortized cost and cost for
   federal income tax purposes)
   (Note 1) ..............................................          $451,045,569

Cash .....................................................               665,864

Interest receivable ......................................             2,582,630
                                                                    ------------

                                                                     454,294,063
                                                                    ------------
LIABILITIES

Disbursements in excess
  of demand deposit cash .................................             2,741,638

Payable for investments purchased ........................             6,837,169

Payable for capital shares redeemed ......................               344,645

Dividends payable ........................................                93,740
                                                                    ------------

                                                                      10,017,192
                                                                    ------------

Net Assets ...............................................          $444,276,871
                                                                    ============

CAPITAL SHARES

Outstanding (unlimited number
  of shares authorized) ..................................           444,257,220
                                                                    ============

Net Asset Value Per Share ................................          $       1.00
                                                                    ============

NET ASSETS CONSIST OF:

Capital paid in ..........................................           $444,257,22

Accumulated undistributed net
  realized gain on investments ...........................                19,651
                                                                    ------------

                                                                    $444,276,871
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net investment income not yet paid to shareholders; and net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com       13


Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED MAY 31, 1998

INVESTMENT INCOME

Income:

Interest ................................................           $ 9,029,894
                                                                    -----------

Expenses (Note 2):

Investment advisory fees ................................             1,201,502

Administrative fees .....................................                13,717

Printing and postage ....................................                11,827

Registration and filing fees ............................                11,103

Transfer agency fees ....................................                 9,971

Custodian fees ..........................................                 5,934

Auditing and legal fees .................................                 3,057

Trustees' fees and expenses .............................                 3,454

Other operating expenses ................................                 2,094
                                                                    -----------

  Total expenses ........................................             1,262,659

Amount waived ...........................................            (1,164,123)
                                                                    -----------

  Net expenses ..........................................                98,536
                                                                    -----------

Net investment income ...................................             8,931,358
                                                                    -----------

NET REALIZED GAIN
ON INVESTMENTS

Net realized gain on investments ........................                19,651
                                                                    -----------

Net Increase in Net Assets
  Resulting from Operations .............................           $ 8,951,009
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* investment advisory fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

See Notes to Financial Statements


14      1-800-345-2021


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
YEARS ENDED MAY 31, 1998 AND MAY 31, 1997

Increase (Decrease) in Net Assets
                                                   1998                 1997
OPERATIONS

Net investment income ................       $   8,931,358        $   2,620,733

Net realized gain on
  investments ........................              19,651                 --
                                                 ---------            ---------

Net increase in net assets
  resulting from operations ..........           8,951,009            2,620,733
                                                 ---------            ---------

DISTRIBUTIONS
TO SHAREHOLDERS

From net investment income ...........          (8,931,358)          (2,620,733)
                                                 ---------            ---------

CAPITAL SHARE
TRANSACTIONS

Proceeds from shares sold ............         786,813,923           79,662,054

Proceeds from reinvestment
  of distributions ...................           8,415,885            2,479,220

Payments for shares redeemed .........        (436,702,980)         (87,528,514)
                                              ------------          -----------

Net increase (decrease) in
  net assets from capital
  share transactions .................         358,526,828           (5,387,240)
                                              ------------          -----------

Net increase (decrease)
  in net assets ......................         358,546,479           (5,387,240)

NET ASSETS

Beginning of year ....................          85,730,392           91,117,632
                                              ------------          -----------

End of year ..........................       $ 444,276,871        $  85,730,392
                                             =============        =============


TRANSACTIONS IN
SHARES OF THE FUND

Sold .................................         786,813,923           79,662,054

Issued in reinvestment
  of distributions ...................           8,415,885            2,479,220

Redeemed .............................        (436,702,980)         (87,528,514)
                                              ------------          -----------

Net increase (decrease) ..............         358,526,828           (5,387,240)
                                              ------------          -----------

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                               www.americancentury.com       15


Notes to Financial Statements
-----------------------------------------------------------------------------
MAY 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--American Century Municipal Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Tax-Free Money Market Fund (the Fund), is one of the eight funds issued by the Trust. The Fund is diversified under the 1940 Act. Its objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital by investing primarily in short-term municipal obligations. The Fund may concentrate its investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

     Security Valuations--Portfolio securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status--It is the policy of the Fund to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders--Distributions from net investment income are declared and credited daily and distributed monthly. The Fund does not expect to realize any long-term capital gains and, accordingly, does not expect to pay any capital gain distributions.

     For  the  year  ended  May  31,  1998,  100%   (unaudited)  of  the  Fund's
distributions from net investment income have been designated as exempt from federal income tax.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     Additional Information--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


16      1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The shareholders of the Fund approved a new management agreement with American Century Investment Management, Inc. (ACIM) on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and American Century Services Corporation
(ACSC) for advisory, administrative and transfer agency services. Under the agreement, ACIM will provide all services required by the Fund in exchange for a single, unified management fee. Expenses excluded from the agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category, and the Equity Fund Category. The Fund is included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on its aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.2700% of the first $1 billion
     0.2270% of the next $1 billion
     0.1860% of the next $3 billion
     0.1690% of the next $5 billion
     0.1580% of the next $15 billion
     0.1575% of the next $25 billion
     0.1570% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     ACIM has agreed to waive all expenses through July 31, 1998. Management fees of $1,138,684 were incurred under the new management agreement and are included in Investment Advisory Fees and Amount Waived in the Statement of Operations. Total operating expenses under the previous agreement, for the two months ended July 31, 1997 were $98,536, net of the amount waived by Benham Management Corporation of $25,439. The annualized ratio of operating expenses to average net assets, net of the amount waived, for the same period was 0.67%.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, ACSC.


                                               www.americancentury.com       17


Tax-Free Money Market--Financial Highlights
-----------------------------------------------------------------------------
                      FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MAY 31

                                             1998               1997            1996            1995           1994

PER-SHARE DATA

Net Asset Value,
  Beginning of Year ...............   $      1.00        $      1.00     $      1.00     $      1.00     $      1.00
                                      -----------        -----------     -----------     -----------     -----------

Income From Investment
  Operations

  Net Investment Income ...........          0.04               0.03            0.03            0.03            0.02
                                      -----------        -----------     -----------     -----------     -----------

Distributions

  From Net Investment Income ......         (0.04)             (0.03)          (0.03)          (0.03)          (0.02)
                                      -----------        -----------     -----------     -----------     -----------

Net Asset Value, End of Year ......   $      1.00        $      1.00     $      1.00     $      1.00     $      1.00
                                      ===========        ===========     ===========     ===========     ===========

  Total Return(1) .................          3.70%              2.98%           3.19%           2.95%           1.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...........          0.04%(2)           0.67%           0.65%           0.66%           0.67%

Ratio of Net Investment Income
  to Average Net Assets ...........          3.68%(2)           2.93%           3.12%           2.88%           1.89%

Net Assets, End of Year
   (in thousands) .................   $   444,277        $    85,730     $    91,118     $    92,034     $   109,818

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

(2) ACIM has voluntarily waived its management fee from August 1, 1997 through July 31, 1998. In absence of the waiver, the annualized ratio of operating expenses to average net assets and annualized ratio of net investment income to average net assets would have been 0.52% and 3.20%, respectively.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


18      1-800-345-2021


Report of Independent Accountants
-----------------------------------------------------------------------------

To the Board of Trustees of the
American Century Municipal Trust
and Shareholders of American Century- Benham
Tax Free Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century - Benham Tax Free Money Market Fund (one of the funds constituting The American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended May 31, 1997 and the financial highlights for each of the four years in the period ended May 31, 1997 were audited by other auditors, whose report, dated July 7, 1997, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
July 16, 1998


                                               www.americancentury.com       19


Background Information
-----------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific benchmark index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     Tax-Free Money Market is a money market fund that seeks to provide interest income exempt from federal income taxes by investing in short-term municipal securities.

     Investments in Tax-Free Money Market are neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

     Investment income may be subject to certain state and local taxes, and depending on your tax status, may be subject to the federal alternative minimum tax. Capital gains are not exempt from federal income tax.

LIPPER RANKINGS

     Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the fund is:

     Tax-Exempt  Money Market  Funds  --funds that intend to maintain a constant
net  asset  value  and  invest  in  high-quality   municipal   obligations  with
dollar-weighted average maturities of less than 90 days.

CREDIT RATING INFORMATION

     Bond credit quality (the issuer's financial strength and the likelihood of timely payment of interest and principal) is a key factor in bond investment analysis. Credit ratings issued by independent rating and research companies such as Standard & Poor's help quantify credit quality--the stronger the issuer, the higher the credit rating. In turn, credit quality and ratings greatly influence bond prices and yields--high ratings mean higher prices and less current income (yield) as compensation for risk.

     But credit ratings are subjective. They reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Furthermore, high credit ratings do not guarantee good investment performance. They do not reflect the price stability of a municipal security when economic or market conditions change.


[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGER:
    BRYAN KARCHER

MUNICIPAL CREDIT RESEARCH TEAM
  MANAGER:
    STEVEN PERMUT
  MUNICIPAL  CREDIT ANALYSTS:
    DAVID MOORE
    ROBERT MILLER
    BILL MCCLINTOCK
    TIM BENHAM
    BRAD BODE


20      1-800-345-2021


Glossary
-----------------------------------------------------------------------------
RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 18.

YIELDS

* 7-Day Current Yield is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-Day Effective Yield is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

* Tax-Equivalent Yields show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* Number of Securities--the number of different securities held by a fund on a given date.

* Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* Municipal Commercial Paper (CP)--high-grade short-term securities backed by a line of credit from a bank.

* Municipal Notes--securities with maturities of two years or less.

* Variable-Rate Demand Notes (VRDNs)--securities that track market interest rates and stabilize their market values using periodic (daily or weekly) interest rate adjustments.


                                               www.americancentury.com       21


Notes
-----------------------------------------------------------------------------


22      1-800-345-2021


Notes
-----------------------------------------------------------------------------


                                               www.americancentury.com       23


Notes
-----------------------------------------------------------------------------


24      1-800-345-2021


/inside back cover/


[american century logo(reg.sm)]
American
Century(reg.tm)


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com

American Century Municipal Trust

Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

(C) 1998 American Century Services Corporation
Funds Distributor, Inc.

[recycled logo]
   Recycled


/back cover/


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998



American Century Investments                                Bulk Rate
P.O. Box 419200                                             U.S. Postage Paid
Kansas City, MO 64141-6200                                  American Century
www.americancentury.com                                     Companies



9807                 (C)1998 American Century Services Corporation
SH-BKT-13103         Funds Distributor, Inc.

/front cover/

                                                                    May 31, 1998
Annual Report
-------------

American Century

        [graphic of U.S. currency and two individuals walking up stairs]


Benham Group
------------

Limited-Term Tax-Free
Intermediate-Term Tax-Free
Long-Term Tax-Free


                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)


/inside front cover/


A Note from the Founder

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in tern, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers

About our New Report Design

Why We Changed

     We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable, while helping you keep abreast of your fund's strategy and performance.

What's New

     The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

     *  Larger type size in many sections.
     *  Brief explanations of the financial statements.
     *  More prominent graphs and charts.
     *  Quotes in the margins to highlight report content.

The Bottom Line

     The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money but reduces the number of mailing pieces you receive.

     The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

     We believe we've come up with a more interesting, informative and user-friendly publication.

     We hope you enjoy it.


[left margin]

Benham Group
Limited-Term Tax-Free
(TWTSX)

Benham Group
Intermediate-Term
Tax-Free
(BNTIX)

Benham Group
Long-Term Tax-Free
(BTFLX)



[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


Our Message to You
-----------------------------------------------------------------------------
/photo James E. Stowers, Jr. with James E. Stowers III, seated/ photo James E. Stowers, Jr. with James E. Stowers III, seated

     U.S. municipal bonds provided price gains as well as tax-exempt interest income to investors during the year ended May 31, 1998. Low inflation, economic turmoil overseas, and healthy economic and credit conditions in the U.S. created a favorable investment climate for the municipal market. The positive returns of the Tax-Free funds reflected this environment. In addition, the Tax-Free funds produced higher returns and more federal tax-exempt income than the average of their peers, reflecting the solid efforts of our municipal investment and credit research teams.

     The Tax-Free funds changed their fiscal year end to May 31 after the merger last year with the Tax-Exempt funds. As a result, you've received back-to-back annual reports reflecting the funds' old and new fiscal year ends. We regret any confusion this may have caused. From now on, all of your annual reports will be dated May 31.

     Turning to the corporate front, we've had an eventful year at American Century. We gained a powerful business partner in January, when J.P. Morgan, one of the oldest, largest and most respected financial service institutions in the U.S., became a substantial minority shareholder. Another significant event was the retirement of Jim Benham, founder of the Benham Group, in December.

     Overall, we've had a noteworthy record of continuity in the management of American Century's tax-free and municipal funds. The investment team that manages the Tax-Free funds has expanded its resources and hasn't experienced any portfolio manager turnover since Benham merged with American Century. The team's approach still adheres to investment philosophies that Jim Benham helped develop during his 25 years as a mutual fund manager, but also blends in new technology and resources that the merger with American Century made possible.

     The Tax-Free funds have performed well and serve as an example of the quality of the tools we aim to provide to investors to help them meet their financial goals. We're committed to making your relationship with us as easy and productive as possible.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER


[right margin]

                               Table of Contents
   Report Highlights ......................................................    2
   Market Perspective .....................................................    3
   Municipal Credit Review ................................................    4
LIMITED-TERM TAX-FREE
   Performance Information ................................................    5
   Management Q&A .........................................................    6
   Schedule of Investments ................................................    9
INTERMEDIATE-TERM TAX-FREE
   Performance Information ................................................   11
   Management Q&A .........................................................   12
   Schedule of Investments ................................................   15
LONG-TERM TAX-FREE
   Performance Information ................................................   19
   Management Q&A .........................................................   20
   Schedule of Investments ................................................   23
FINANCIAL STATEMENTS
   Statements of Assets and
     Liabilities ..........................................................   27
   Statements of Operations ...............................................   28
   Statements of Changes
     in Net Assets ........................................................   29
   Notes to Financial
     Statements ...........................................................   31
   Financial Highlights ...................................................   34
   Report of Independent
     Accountants ..........................................................   37
OTHER INFORMATION
   Background Information
     Investment Philosophy
       and Policies .......................................................   38
     Comparative Indices ..................................................   38
     Lipper Rankings ......................................................   38
     Investment Team
       Leaders ............................................................   38
   Glossary ...............................................................   39


                                               www.americancentury.com       1


Report Highlights
-----------------------------------------------------------------------------
MARKET PERSPECTIVE

* Low inflation and economic turmoil in Asia helped push interest rates lower, which caused municipal bond prices to increase.

* Most of the rate declines and price gains occurred in the fourth quarter of 1997. Rates and prices were more stable through the first five months of 1998.

* The supply of municipal securities grew dramatically, thanks to low interest rates and a record-setting new municipal issue from the Long Island Power Authority.

MUNICIPAL CREDIT REVIEW

* Municipal credit quality remained generally positive, thanks largely to the healthy national economy.

* Municipal credit rating upgrades continued to outpace downgrades, with nearly five upgrades for every downgrade.

* However, Alaska and Hawaii experienced credit downturns, and we're carefully monitoring the effect of the Asian economic crisis on the western U.S.

*  We added a sixth analyst to our municipal credit research team.

LIMITED-TERM TAX-FREE

* Limited-Term Tax-Free performed very well, producing higher returns and more federal tax-exempt income than the average short/intermediate municipal fund, according to Lipper Analytical Services.

* Performance was helped by our BBB bond holdings, which benefited from improved credit quality and narrower yield spreads between bonds rated AAA and BBB.

* We continued to boost returns by buying discount bonds (which have coupons below the market rate) and selling them when they approached par as interest rates declined.

INTERMEDIATE-TERM TAX-FREE

* Intermediate-Term Tax-Free performed well, producing higher returns and more federal tax-exempt income than the average intermediate municipal fund, according to Lipper Analytical Services.

* The keys to our outperformance were the portfolio's coupon and maturity structures, as well as our below-average expenses.

* We have a generally positive outlook for the market and expect to maintain the same coupon and maturity structures going forward.

LONG-TERM TAX-FREE

* Long-Term Tax-Free performed well, producing higher returns and more federal tax-exempt income than the average general municipal debt fund, according to Lipper Analytical Services.

* As bond yields declined, we swapped out of higher-coupon premium bonds into lower-coupon discount bonds.

* The discount bond holdings provided "call protection" --they were less likely to be refinanced by issuers as interest rates fell. The discount bonds also increased the fund's duration--its sensitivity to interest rate changes.

* The yield difference between long-term municipal securities rated BBB and AAA shrank to historic lows. We reduced our BBB holdings because we didn't think we were being adequately compensated for holding the lower-rated bonds.


[left margin]

          LIMITED-TERM TAX-FREE
                 (TWTSX)

TOTAL RETURNS:              AS OF 5/31/98
    6 Months                       2.53%*
    1 Year                          5.79%

NET ASSETS:                 $38.4 million

30-DAY SEC YIELD:                   3.67%

INCEPTION DATE:                    3/1/93


        INTERMEDIATE-TERM  TAX-FREE
                 (BNTIX)

TOTAL RETURNS:               AS OF 5/31/98
    6 Months                        3.11%*
    1 Year                           7.60%

NET ASSETS:                 $137.9 million

30-DAY SEC YIELD:                    4.00%

INCEPTION DATE:                     3/2/87


           LONG-TERM TAX-FREE
                 (BTFLX)

TOTAL RETURNS:               AS OF 5/31/98
    6 Months                        3.55%*
    1 Year                           9.58%

NET ASSETS:                 $116.6 million

30-DAY SEC YIELD:                    4.33%

INCEPTION DATE:                     3/2/87

* Not annualized.

See Total Returns on pages 5, 11 and 19.

Investment terms are defined in the Glossary on page 39.


2      1-800-345-2021


Market Perspective from Randall W. Merk
-----------------------------------------------------------------------------
/photo of Randall W. Merk, director of fixed-income investing at American
Century/
Randall W. Merk, director of fixed-income investing at American Century

PERFORMANCE PICTURE

     Municipal securities produced moderate gains during the year ended May 31, 1998. Economic turmoil in Asia helped cool inflationary pressures, pushing municipal bond yields lower and prices higher. Long-term municipal bonds, which are most sensitive to interest rate changes, outpaced intermediate- and short-term municipal securities. For example, the Lehman Brothers Long-Term Municipal Bond Index returned 11.67%. Intermediate securities, represented by the Lehman Brothers 5-Year General Obligation Index, returned 6.95%. The short-term Merrill Lynch 0- to 3-Year Municipal Index posted a 4.96% return.

INTEREST RATE OVERVIEW

     The majority of municipals' gains came in the fourth quarter of 1997, when long-term interest rates trended downward. Rates came down because of the worsening Asian economic crisis, which curtailed U.S. business overseas and put a lid on corporate America's ability to raise prices for its goods and services. That eased growing inflationary pressures, sparking the bond market rally. In 1998, however, interest rates and bond prices traded in a much narrower range. That's because the U.S. economy remained healthy enough to keep the job market growing at a historically strong pace. Lacking a clear signal as to whether a weaker Asia or rising domestic wages would ultimately win out, the Federal Reserve (the Fed) left interest rates unchanged.

INCREASED SUPPLY

     The supply of municipals grew dramatically, thanks in large part to a record-setting new municipal issue. In May, the Long Island Power Authority issued $3.5 billion in municipal debt, the single largest municipal deal in history. Scrambling to take advantage of low interest rates, other issuers brought to market an enormous number of new municipal securities. For the first five months of 1998, new issue volume was up over 53% compared with the previous year.

     The demand for municipals didn't keep pace with the growing appetite for U.S. Treasury bonds, which are seen as a safe haven against international market turmoil. The near-record amount of municipal issuance and the growing demand for Treasury securities caused municipals to underperform Treasurys. As a result, municipal bonds were very attractively valued relative to Treasurys.

FLATTENING YIELD CURVE

     Reflecting the Fed's stable interest rate policy, short-term interest rates remained relatively unchanged. However, yields on long-term municipal securities fell about 50 basis points (a basis point equals 0.01%). This resulted in the "flattening" yield curve shown in the accompanying graph. The yield difference between a one-year note and a 30-year bond fell to just 128 basis points on May 31, 1998.


[right margin]

"ECONOMIC TURMOIL IN ASIA HELPED COOL INFLATIONARY PRESSURES, PUSHING MUNICIPAL BOND YIELDS LOWER AND PRICES HIGHER."

[line chart]
FLATTENING MUNICIPAL YIELD CURVE

YEARS TO MATURITY           5/31/97         5/31/98
1                            3.85%           3.69%
2                            4.15%           3.85%
3                            4.35%           3.95%
4                            4.50%           4.04%
5                            4.60%           4.09%
6                            4.66%           4.16%
7                            4.72%           4.23%
8                            4.78%           4.30%
9                            4.84%           4.37%
10                           4.90%           4.44%
11                           4.98%           4.51%
12                           5.05%           4.59%
13                           5.13%           4.66%
14                           5.20%           4.74%
15                           5.28%           4.81%
16                           5.31%           4.84%
17                           5.34%           4.86%
18                           5.36%           4.89%
19                           5.39%           4.91%
20                           5.42%           4.94%
21                           5.43%           4.94%
22                           5.43%           4.94%
23                           5.44%           4.95%
24                           5.44%           4.95%
25                           5.45%           4.95%
26                           5.45%           4.95%
27                           5.46%           4.96%
28                           5.46%           4.96%
29                           5.47%           4.97%
30                           5.47%           4.97%

Source: Bloomberg Financial Markets

"THE YIELD DIFFERENCE BETWEEN A ONE-YEAR NOTE AND A 30-YEAR BOND FELL TO JUST 128 BASIS POINTS ON MAY 31, 1998."


                                               www.americancentury.com       3


Municipal Credit Review
-----------------------------------------------------------------------------
POSITIVE CREDIT TRENDS

     Municipal credit trends, benefiting primarily from the healthy national economy, remained generally positive during the year ended May 31, 1998. During the first three months of 1998, the U.S. economy grew at an impressive 5.4% annual rate after increasing 3.7% in 1997. The unemployment rate declined throughout the period to a 28-year low of 4.3% in May.

     Municipal credit rating upgrades continued to outpace downgrades. Overall, there were nearly five upgrades for every downgrade for the year ended in May. The generally positive overall municipal credit environment is reflected in the accompanying map, which shows state credit ratings, where available.

REGIONAL PERFORMANCE

     The vast majority of the country continued to see stable to improving credit quality thanks to increased revenues and property values. Nevada, Arizona and Utah remain three of the fastest growing states, leading the trend toward improved credit quality in the western and Rocky Mountain states. The Southeast also saw many states receive credit rating upgrades in the last year.

     However, a few states are experiencing credit downturns. Alaska has a negative credit outlook because of the recent decline in oil prices, which hit a nine-year low in May. Hawaii's credit quality declined recently due to a decrease in tourism and its strong ties to Asia. Though the Asian economic crisis has so far had only a limited effect on other western states, we are carefully monitoring its impact on the high technology sector, tourism, agriculture and other export-oriented businesses in these states. In addition, we're concerned that full employment and rapidly rising wages and benefits costs could trigger inflation in select areas of the country.

SECTOR ANALYSIS

     Tax-backed bonds have benefited most from positive credit trends in recent years because their quality is closely tied to the health of the economy.

     Bonds backed by the revenue from a specific municipal project or entity have also generally fared well. However, municipal electric utilities continue to struggle after the recent deregulation of the industry--many public utilities have been exposed to competition for the first time, and their bonds have come under pressure as a result.

     We also continue to carefully monitor the health care sector. The trend toward managed care has brought small, single-site health care providers under intense pressure to cut costs and improve efficiency.

EXPANDING CREDIT TEAM

     Careful credit analysis and security selection are vital to our investment approach for the Benham Municipal and Tax-Free funds. To strengthen that approach going forward, we continued to add to our team of municipal credit analysts--the sixth member of our team joined us in July. We believe a larger and more diverse credit team gives us a better opportunity to add value for our shareholders because each team member brings unique experience and industry-specific knowledge.


[left margin]

[map of U.S.]
NATIONAL CREDIT QUALITY AS OF MAY 31, 1998

STATE                       S&P RATING
Alabama                         AA
Alaska                          AA
Arizona                         AA
Arkansas                        AA
California                      A+
Colorado                        AA
Connecticut                     AA-
Delaware                        AA+
District Of Columbia            BB
Florida                         AA+
Georgia                         AAA
Hawaii                          A+
Idaho                           AA
Illinois                        AA
Indiana                         AA
Iowa                            AA
Kansas                          AA
Kentucky                        AA
Louisiana                       A-
Maine                           AA+
Maryland                        AAA
Massachusetts                   AA-
Michigan                        AA+
Minnesota                       AAA
Mississippi                     AA
Missouri                        AAA
Montana                         AA-
Nebraska                        NR
Nevada                          AA
New Hampshire                   AA+
New Jersey                      AA+
New Mexico                      AA+
New York                        A
North Carolina                  AAA
North Dakota                    AA-
Ohio                            AA+
Oklahoma                        AA
Oregon                          AA
Pennsylvania                    AA-
Rhode Island                    AA-
South Carolina                  AAA
South Dakota                    AA
Tennessee                       AA+
Texas                           AA
Utah                            AAA
Vermont                         AA-
Virginia                        AAA
Washington                      AA+
West Virginia                   AA-
Wisconsin                       AA
Wyoming                         NR

Source: Standard & Poor's

CREDIT RATING DEFINITIONS

* AAA, AA AND A ARE STANDARD & POOR'S HIGHEST LONG-TERM CREDIT RATINGS. BONDS IN THESE RATING CATEGORIES ARE CONSIDERED "INVESTMENT GRADE," MEANING THEY'RE RELATIVELY SAFE FROM DEFAULT.

*  AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.


4      1-800-345-2021


Limited-Term Tax-Free--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998
                                                  INCEPTION 3/1/93
                      LIMITED-TERM   MERRILL LYNCH 0- TO     SHORT/INTERMEDIATE MUNI DEBT FUNDS(2)
                        TAX-FREE      3-YEAR MUNI INDEX      AVERAGE RETURN      FUND'S RANKING
-----------------------------------------------------------------------------------------------
6 MONTHS(1) ............  2.53%               2.29%               2.24%                --

1 YEAR .................  5.79%               4.96%               5.26%            7 OUT OF 31
-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS ................  4.87%               4.55%               4.54%            9 OUT OF 26

5 YEARS ................  4.57%               4.40%               4.43%            6 OUT OF 13

LIFE OF FUND ...........  4.50%               4.24%               4.46%(3)         7 OUT OF 12(3)

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

(3) Since 3/31/93, the date nearest the fund's inception for which return data are available.

See pages 38-39 for more information about returns, the comparative index and Lipper fund rankings.

[mountain chart]
GROWTH OF $10,000 OVER LIFE OF FUND

                            Value on 5/31/98
                   Limited-Term        Merrill Lynch 0- to
                     Tax-Free          3-Year Muni Index
03/01/93             $10,000                $10,000
Mar-93               $10,014                $9,993
Jun-93               $10,132                $10,112
Sep-93               $10,227                $10,151
Dec-93               $10,336                $10,324
Mar-94               $10,322                $10,320
Jun-94               $10,426                $10,397
Sep-94               $10,524                $10,500
Dec-94               $10,592                $10,459
Mar-95               $10,791                $10,695
Jun-95               $10,965                $10,905
Sep-95               $11,111                $11,065
Dec-95               $11,307                $11,214
Mar-96               $11,365                $11,326
Jun-96               $11,436                $11,404
Sep-96               $11,565                $11,537
Dec-96               $11,723                $11,675
Mar-97               $11,769                $11,730
Jun-97               $12,008                $11,908
Sep-97               $12,205                $12,075
Oct-97               $12,247                $12,125
Nov-97               $12,288                $12,154
Dec-97               $12,379                $12,224
Jan-98               $12,458                $12,286
Feb-98               $12,484                $12,326
Mar-98               $12,502                $12,358
Apr-98               $12,470                $12,367
May-98               $12,599                $12,433

The chart at left shows the growth of a $10,000 investment over the life of the fund, while the chart below shows the fund's year-by-year performance. The Merrill Lynch 0- to 3-Year Municipal Index is provided for comparison in each chart. Limited-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


[bar chart]
ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDING MAY 31)

                Limited-Term       Merrill Lynch 0- to
                  Tax-Free         3-Year Muni Index
5/93*               0.76%                0.23%
5/94                3.26%                4.02%
5/95                5.00%                4.31%
5/96                4.32%                4.62%
5/97                4.49%                4.08%
5/98                5.79%                4.96%

* From 3/1/93, the fund's inception date.


                                               www.americancentury.com       5


Limited-Term Tax-Free--Q&A
-----------------------------------------------------------------------------

     An interview with Joel Silva, a portfolio manager on the Limited-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED MAY 31, 1998?

     Limited-Term Tax-Free performed very well. The portfolio returned 5.79%, compared with the 4.96% return of the Merrill Lynch 0- to 3-Year Municipal Index and the 5.26% average return of the 31 "Short/Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. Based on these comparisons, Limited-Term Tax-Free ranked in the top quarter of its Lipper peer group for the period. (See the Total Returns table on the previous page for additional performance comparisons.)

HOW DID THE FUND'S YIELD COMPARE?

     Limited-Term Tax-Free produced slightly more federal tax-free income than the average short/intermediate municipal fund. As of May 31, Limited-Term Tax-Free had a 30-day SEC yield of 3.67%, while the fund's peers averaged 3.60%. The fund's nominal yield translates into a tax-equivalent yield of more than 6% for an investor in the highest federal tax bracket. (See the Yields table at left for additional tax-equivalent yields.) However, a portion of the fund's income will be taxable for shareholders who file under the federal alternative minimum tax (AMT), and investors should keep in mind that the portfolio's yield will fluctuate as rates and its holdings change.

CAN YOU EXPLAIN HOW LIMITED-TERM TAX-FREE MANAGED TO PRODUCE BETTER-THAN-AVERAGE YIELDS AND RETURNS?

     Limited-Term Tax-Free's strong performance was the result of our value-oriented approach to managing the portfolio's credit quality, coupon and maturity structures. Another reason for the outperformance was our below-average management fee. Other things being equal, lower fees mean higher yields and returns for our shareholders.

LET'S START WITH CREDIT QUALITY. HOW DID MANAGING THE FUND'S CREDIT PROFILE HELP RETURNS?

     Overall, we maintained Limited-Term Tax-Free's generally high credit quality, with half its assets in AAA bonds (see the Portfolio Composition by Credit Rating table on page 7). We also saw an increase in A holdings and a slight decrease in BBBs. That was partly a result of credit rating upgrades to some of our BBB bonds. Nevertheless, we continued to hold about 20% of assets in higher-yielding BBB securities, which we think still represent good values in the limited-term portion of the municipal market.

     Holding on to BBB bonds we bought some time ago in a higher interest rate environment helped returns for several reasons. So far in 1998, interest rates have fluctuated in a relatively narrow range (see the Market Perspective on page
4). In this type of environment, a bond's regular interest payments make up a larger part of total return than price appreciation. In addition, the shorter the maturity, the more a municipal bond fund's returns are determined by its yield. Holding BBB bonds was also good because credit quality improved and credit spreads (the difference in yield between bonds rated BBB and AAA) continued to narrow.


[left margin]

"LIMITED-TERM TAX-FREE'S STRONG PERFORMANCE WAS THE RESULT OF OUR
VALUE-ORIENTED APPROACH TO MANAGING THE PORTFOLIO'S CREDIT QUALITY, COUPON AND MATURITY STRUCTURES."

YIELDS AS OF MAY 31, 1998
  30-DAY SEC YIELD
                                  3.67%
30-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET               5.10%
  31.0% TAX BRACKET               5.32%
  36.0% TAX BRACKET               5.73%
  39.6% TAX BRACKET               6.08%


PORTFOLIO AT A GLANCE
                                5/31/98        10/31/97(1)
NUMBER OF SECURITIES               36              29
WEIGHTED AVERAGE
  MATURITY                       3.6 YRS         3.7 YRS
AVERAGE DURATION                 2.9 YRS         3.0 YRS
EXPENSE RATIO                   0.52%(2)          0.59%

(1)  Date of last annual report.
(2)  Annualized.

Investment terms are defined in the Glossary on page 39.


6      1-800-345-2021


Limited-Term Tax-Free--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

CAN YOU EXPLAIN HOW BETTER CREDIT QUALITY AND NARROWER CREDIT SPREADS HELPED INCREASE THE VALUE OF THOSE BBB SECURITIES?

     Simply put, BBB bonds pay higher yields to compensate for their additional credit risk. But when credit quality improves, the risk of holding a BBB bond decreases. Our BBBs became more valuable because now we're getting a BBB yield, but with less than BBB risk.

     You can see how spreads and yields affect returns by looking at the Credit Spreads graphic at right. It has two yield curves--one for AAA and one for BBB bonds. The yield curves illustrate a normal risk/return relationship--you get more return (yield) for taking on more risk (a longer maturity). You also get more yield for taking on more credit risk--as you can see, BBB bonds pay higher yields than AAAs.

     But notice that the spread between BBB and AAA municipal bonds is wider between five and 10 years than for bonds with maturities less than five years. Let's say we hold a six-year BBB municipal bond. At current market rates, it would yield 35 basis points (0.35%--a basis point equals 0.01%) more than a six-year AAA bond. As our hypothetical BBB bond nears maturity, it "rolls down the yield curve" to five years, where the spread between AAA and BBB bonds is currently only 30 basis points, or 0.30%. Now our original BBB bond is worth more than a bond of comparable remaining maturity and credit quality because of its higher coupon payment.

IS THE BENEFIT OF HOLDING BONDS OVER TIME AS THEY "ROLL DOWN THE YIELD CURVE" TOWARD MATURITY LIMITED TO CREDIT QUALITY?

     No. Other things being equal, any longer-term higher-yielding bond will rise in value as it rolls down a "normal" upward-sloping yield curve. And the steeper the curve, the greater the increase in value because the bond in question starts at a higher yield relative to shorter-maturity bonds. It's those two factors in combination (the maturity roll and the spread-tightening roll) that made our BBB holdings such good investments.

YOU ALSO MENTIONED THAT MANAGING LIMITED-TERM TAX-FREE'S COUPON STRUCTURE HELPED RETURNS. CAN YOU EXPLAIN THIS?

     The limited-term portion of the municipal market is heavily influenced by retail investors--individuals and other, less-sophisticated municipal market players--who tend to buy higher-quality, shorter-term par value bonds. As we've discussed in past reports, the presence of retail buyers in the market allows us to swap in and out of premium, discount and par bonds to enhance returns. Premium bonds trade at prices above face value because their coupons are higher than prevailing market interest rates. Discount bonds trade below face value because their coupons are lower than prevailing interest rates, while par bonds have coupons near market rates and trade at face value. So, for example, this means we can buy discount bonds in a rallying market and sell them to retail investors as the bonds approach par. We make these trades whenever possible to increase Limited-Term Tax-Free's returns.


[right margin]

"OVERALL, WE MAINTAINED LIMITED-TERM TAX-FREE'S GENERALLY HIGH CREDIT QUALITY, WITH HALF ITS ASSETS IN AAA BONDS."

[line chart]
CREDIT SPREADS: AAA VS. BBB YIELD CURVES

                 Yields as 5/29/98
Years           AAA             BBB
1              3.700%          4.000%
2              3.850%          4.150%
3              3.950%          4.250%
4              4.050%          4.350%
5              4.100%          4.450%
6              4.175%          4.525%
7              4.250%          4.600%
8              4.300%          4.667%
9              4.350%          4.733%
10             4.400%          4.800%
11             4.480%          4.870%
12             4.560%          4.940%
13             4.640%          5.010%
14             4.720%          5.080%
15             4.800%          5.150%
16             4.840%          5.180%
17             4.880%          5.210%
18             4.920%          5.240%
19             4.960%          5.270%
20             5.000%          5.300%
21             5.006%          5.306%
22             5.012%          5.312%
23             5.018%          5.318%
24             5.024%          5.324%
25             5.030%          5.330%
26             5.034%          5.334%
27             5.038%          5.338%
28             5.042%          5.342%
29             5.046%          5.346%
30             5.050%          5.350%

Source: Municipal Market Data


PORTFOLIO COMPOSITION BY CREDIT RATING
               % OF FUND INVESTMENTS
               AS OF             AS OF
              5/31/98          11/30/97
AAA             51%               51%
AA              17%               21%
A               12%                6%
BBB             20%               22%

Ratings provided by Standard & Poor's. (See page 4 for more information.)


                                               www.americancentury.com       7


Limited-Term Tax-Free--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)
WHAT ABOUT THE FUND'S MATURITY STRUCTURE?

     We structured the maturities of the bonds in the portfolio to take advantage of the slope of the yield curve. To do that, we generally maintained a "barbell" structure, overweighting bonds with maturities of one and seven years and underweighting bonds between these maturities. The longer-term, higher-yielding securities generated price gains as they rolled down the yield curve, while the shorter-term bonds helped keep duration in check.

CAN YOU DEFINE DURATION IN GENERAL AND EXPLAIN HOW YOU MANAGED THE FUND'S DURATION SPECIFICALLY?

     Duration measures a portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price rises when rates fall, and the more it declines when rates rise. Rather than make big bets on duration, we look to outperform our peers through careful credit analysis and security selection. As a result, we tend to make only very modest adjustments to duration over time, keeping it within a relatively narrow band around three years. The last year is a good example--duration was little changed at 2.9 years by the end of May.

EARLIER YOU INDICATED THAT A PORTION OF THE FUND'S ASSETS WERE IN BONDS WHOSE INTEREST PAYMENTS ARE SUBJECT TO AMT. WHAT'S THE ATTRACTION?

     We have the flexibility to hold up to 20% of assets in AMT paper. We think AMT bonds are attractive because their yields are higher than non-AMT bonds. Buying AMT paper allowed us to pick up 20-25 basis points in yield without taking on any additional credit risk. In effect, we've been able to get BBB-like yields with AAA credit quality on many AMT securities.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We have a generally positive outlook. Many analysts expect economic growth to slow in the second quarter as a result of a big buildup in business inventories, the General Motors strike and slower business with Asia. However, a robust consumer sector, which accounts for about two-thirds of economic growth, suggests it's unlikely the economy will slow dramatically in the near future. Nevertheless, inflation remains low, having risen at a 1.5% annual rate so far in 1998. That probably means interest rates can trend a little lower, though they'll probably continue to fluctuate in a relatively narrow range until we see evidence that the economy is slowing.

WHAT ARE YOUR PLANS FOR LIMITED-TERM TAX-FREE OVER THE NEXT SIX MONTHS?

     We expect to continue to apply many of the same portfolio coupon, maturity and credit structures we've discussed in this report. That means we're likely to maintain a maturity barbell as long as the yield curve remains relatively steep for short-term bonds. Similarly, we'll also continue to keep about 20% of assets in BBB bonds as long as we feel we're getting paid to take on that additional credit risk. We'll also continue to take a conservative approach to managing duration, keeping it around three years.


[left margin]

TOP FIVE STATES (AS OF 5/31/98)
                 % OF FUND INVESTMENTS
NEW YORK                   18.5%
MISSOURI                   11.9%
CALIFORNIA                 11.3%
OHIO                       10.6%
ARIZONA                     5.9%


TOP FIVE STATES (AS OF 11/30/97)
                 % OF FUND INVESTMENTS
NEW YORK                   17.3%
MISSOURI                   10.2%
OHIO                       10.0%
FLORIDA                     7.7%
MICHIGAN                    6.6%


[pie charts]
PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MAY 31, 1998
  Revenue                   42%
  Prerefunded/ETM            3%
  GO                        22%
  Land-Secured               6%
  COPs/Leases               27%


AS OF NOVEMBER 30, 1997
  Revenue                   41%
  Prerefunded/ETM            3%
  GO                        25%
  Land-Secured               3%
  COPs/Leases               28%

Security types are defined on page 39.


8      1-800-345-2021


Limited-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998

Principal Amount            (In Thousands)                            Value
---------------------------------------------------------------------------- -
MUNICIPAL SECURITIES

ALASKA--2.5%

                   $1,000  Alaska Industrial Development &
                              Export Auth. Rev., Series
                              1998 A, 4.50%, 4/1/01
                              (MBIA)                                $  1,007
                                                                 --------------

ARIZONA--5.9%

                    1,500  Arizona Transportation Board
                              Excise Tax Rev., (Maricopa
                              County), 5.60%, 7/1/02
                              (AMBAC)                                  1,585

                      750  Maricopa County Certificates of
                              Participation, 5.625%, 6/1/00              765
                                                                 --------------

                                                                       2,350
                                                                 --------------

CALIFORNIA--11.3%

                      660  California Educational Facilities
                              Auth. Rev., Series 1998 A,
                              (Pooled College & University
                              Projects), 4.70%, 7/1/02                   663

                    1,225  Garden Grove Agency Community
                              Development Tax Allocation,
                              (Garden Grove Community
                              Project), 5.20%, 10/1/01                 1,262

                    1,500  Long Beach Harbor Rev., Series
                              1998 A, 5.00%, 5/15/03
                              (FGIC)                                   1,555

                    1,000  Morgan Hill Redevelopment
                              Agency Tax Allocation, (Ojo De
                              Agua Community Development
                              Project), 5.50%, 3/1/99                  1,011
                                                                 --------------

                                                                       4,491
                                                                 --------------

COLORADO--5.3%

                    1,000  Denver City & County Airport Rev.,
                              Series 1996 B, 5.25%,
                              11/15/02 (MBIA)                          1,040

                    1,000  Highlands Ranch Metropolitan
                              District #2 GO, 6.00%,
                              6/15/02 (FSA)                            1,070
                                                                 --------------

                                                                       2,110
                                                                 --------------

FLORIDA--4.8%

                      210  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.70%,
                              10/1/05 (GNMA/FNMA)                        211

                    1,550  Jacksonville Electric Auth. Rev.,
                              (St. John's River), 6.00%,
                              10/1/04                                  1,709
                                                                 --------------

                                                                       1,920
                                                                 --------------

HAWAII--2.6%

                    1,000  Hawaii GO, Series 1997 CP,
                              5.00%, 10/2/00 (FGIC)                    1,023
                                                                 --------------


Principal Amount            (In Thousands)                            Value
---------------------------------------------------------------------------- -

INDIANA--2.6%

                   $1,000  Central High School Building
                              Corp. Rev., 5.25%, 2/1/04
                              (AMBAC)                               $  1,047
                                                                 --------------

MICHIGAN--3.5%

                      385  Detroit GO, Series 1995 B,
                              5.10%, 4/1/99                              389

                    1,000  Michigan Building Auth. Rev.,
                              Series 1997 I, 5.00%,
                              10/1/00 (AMBAC)                          1,025
                                                                 --------------

                                                                       1,414
                                                                 --------------

MISSISSIPPI--2.5%

                    1,000  Mississippi Lease Rev. Certificates
                              of Participation, Series 1997 A,
                              4.60%, 4/15/99 (AMBAC)                   1,003
                                                                 --------------

MISSOURI--11.9%

                    1,000  Kansas City Port Auth. Facilities
                              Rev., Series 1995 A, (Riverfront
                              Park Project), 5.75%,
                              10/1/98(1)                               1,006

                    1,000  Little Blue Valley Sewer District
                              System Rev., Series 1998 A,
                              4.15%, 10/1/00 (AMBAC)(2)                1,005

                    1,675  North Kansas City School District
                              GO, 5.00%, 3/1/00                        1,706

                    1,000  Springfield State Highway
                              Improvement Corp. Rev.,  5.05%,
                              8/1/03 (AMBAC)                           1,039
                                                                 --------------

                                                                       4,756
                                                                 --------------

MONTANA--2.5%

                    1,000  Forsyth Pollution Control Rev.,
                              Series 1998 B, 4.75%, 5/1/03             1,002
                                                                 --------------

NEW JERSEY--5.9%

                      500  New Jersey Educational Facilities
                              Auth. Rev., Series 1998 B, (St.
                              Peters College), 4.60%, 7/1/01             505

                    1,750  West Windsor Plainsboro GO,
                              5.25%, 12/1/02 (FGIC)                    1,835
                                                                 --------------

                                                                       2,340
                                                                 --------------

NEW YORK--18.5%

                    1,000  New York City GO, 6.25%,
                              8/1/03                                   1,084

                    2,145  New York City Municipal
                              Assistance Corp. Rev., Series
                              1997 I, 5.25%, 7/1/02                    2,237

                      500  New York Dormitory Auth. Rev.,
                              Series 1998 I, (New York
                              Downtown Hospital), 4.80%,
                              2/15/06                                    503

                      500  New York GO, Series 1997 D,
                              5.25%, 8/1/03                              521

See Notes to Financial Statements


                                               www.americancentury.com       9


Limited-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount            (In Thousands)                            Value
---------------------------------------------------------------------------- -

                   $2,000  New York State Certificates of
                              Participation, 4.40%, 8/1/98          $  2,002

                    1,000  New York State Serial Bonds GO,
                              6.70%, 11/15/99                          1,040
                                                                 --------------

                                                                       7,387
                                                                 --------------

OHIO--10.6%

                    2,070  Ohio Building Auth. Rev., Series
                              1997 A, (Highway Safety
                              Building), 5.00%, 10/1/03
                              (AMBAC)                                  2,153

                      500  Ohio Public Facilities Commission
                              Rev., Series 1998 A, 4.50%,
                              12/1/04                                    508

                    1,500  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              5.00%, 6/1/04 (MBIA)                     1,562
                                                                 --------------

                                                                       4,223
                                                                 --------------

SOUTH CAROLINA--2.3%

                      855  Piedmont Municipal Power Agency
                              Rev., Series 1991 A, 6.00%,
                              1/1/02 (FGIC)                              906
                                                                 --------------


Principal Amount            (In Thousands)                            Value
---------------------------------------------------------------------------- -

TEXAS--4.5%

                   $1,000  Colorado River Municipal Water
                              District Rev., Series 1991 A,
                              8.50%, 1/1/01, Prerefunded at
                              100% of Par (AMBAC)(3)               $   1,109

                      685  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.00%, 8/15/00                             697
                                                                 --------------

                                                                       1,806
                                                                 --------------

TOTAL MUNICIPAL SECURITIES--97.2%                                     38,785
                                                                 --------------
   (Cost $38,126)

SHORT-TERM MUNICIPAL SECURITIES

IOWA--2.8%

                    1,100  Iowa Finance Auth. Solid Waste
                              Disposal Rev., (Cedar River
                              Paper Co.), VRDN, 4.00%,
                              6/1/98 (LOC: Swiss Bank)                 1,100
                                                                 --------------
   (Cost $1,100)

TOTAL INVESTMENT SECURITIES--100.0%                                  $39,885
                                                                 ==============
   (Cost $39,226)

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

LOC = Letter of Credit

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1998.

(1) Security, or portion thereof, has been segregated at the custodian bank for a when-issued security.

(2) When-issued security.

(3) Escrowed to maturity in U.S government securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


10      1-800-345-2021


Interm.-Term Tax-Free--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998
                                                 INCEPTION 3/2/87
                     INTERMEDIATE-TERM    LEHMAN 5-YEAR  INTERMEDIATE MUNICIPAL DEBT FUNDS(2)
                         TAX-FREE           GO INDEX      AVERAGE RETURN      FUND'S RANKING
-------------------------------------------------------------------------------------------
6 MONTHS(1) ............  3.11%               2.80%           3.03%                --

1 YEAR .................  7.60%               6.95%           7.35%           56 OUT OF 143
-------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS ................  6.00%               5.92%           5.87%           49 OUT OF 118

5 YEARS ................  5.54%               5.54%           5.58%           34 OUT OF 66

10 YEARS ...............  6.45%               6.84%           6.98%           21 OUT OF 24

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 38-39 for more information about returns, the comparative index and Lipper fund rankings.

[mountain chart]
GROWTH OF $10,000 OVER 10 YEARS

                            Value on 5/31/98
                 Intermediate-Term        Lehman 5-Year
                     Tax-Free               GO Index
May-88               $10,000                $10,000
Jun-88               $10,060                $10,073
Sep-88               $10,175                $10,187
Dec-88               $10,291                $10,250
Mar-89               $10,280                $10,221
Jun-89               $10,603                $10,701
Sep-89               $10,706                $10,820
Dec-89               $10,976                $11,144
Mar-90               $11,020                $11,198
Jun-90               $11,195                $11,448
Sep-90               $11,316                $11,569
Dec-90               $11,665                $11,953
Mar-91               $11,911                $12,211
Jun-91               $12,093                $12,425
Sep-91               $12,461                $12,866
Dec-91               $12,838                $13,297
Mar-92               $12,908                $13,287
Jun-92               $13,268                $13,719
Sep-92               $13,515                $14,060
Dec-92               $13,759                $14,283
Mar-93               $14,100                $14,646
Jun-93               $14,433                $14,992
Sep-93               $14,801                $15,316
Dec-93               $15,006                $15,504
Mar-94               $14,474                $15,016
Jun-94               $14,643                $15,217
Sep-94               $14,759                $15,341
Dec-94               $14,697                $15,291
Mar-95               $15,310                $15,911
Jun-95               $15,660                $16,317
Sep-95               $16,029                $16,763
Dec-95               $16,450                $17,069
Mar-96               $16,369                $17,124
Jun-96               $16,417                $17,198
Sep-96               $16,710                $17,478
Dec-96               $17,098                $17,859
Mar-97               $17,061                $17,831
Jun-97               $17,534                $18,275
Sep-97               $17,965                $18,675
Dec-97               $18,370                $19,019
Mar-98               $18,509                $19,241
May-98               $18,686                $19,376

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman 5-Year GO Index is provided for comparison in each chart. Intermediate-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart]
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING MAY 31)
              Intermediate-Term       Lehman 5-Year
                  Tax-Free              GO Index
5/89                5.03%                5.85%
5/90                5.83%                7.38%
5/91                9.15%                9.33%
5/92                8.25%                8.84%
5/93                8.67%                9.39%
5/94                2.72%                3.10%
5/95                7.04%                6.89%
5/96                4.12%                4.74%
5/97                6.29%                6.08%
5/98                7.60%                6.95%


                                               www.americancentury.com       11


Interm.-Term Tax-Free--Q&A
-----------------------------------------------------------------------------

     An interview with Joel Silva, a portfolio manager on the Intermediate-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM OVER THE FISCAL YEAR ENDED MAY 31, 1998?

     Intermediate-Term Tax-Free performed well. The portfolio returned 7.60%, compared with the 7.35% average return of the 143 "Intermediate Municipal Debt Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for additional performance comparisons.)

     The fund also produced more federal tax-free income than the average intermediate municipal fund. Intermediate-Term Tax-Free had a 30-day SEC yield of 4.00% on May 31, compared with the 3.79% average yield of its peers. What's more, the fund's nominal yield translates into a tax-equivalent yield of more than 5.5% for an investor in the 28% federal tax bracket, and more than 6.6% in the highest bracket. (See the Yields table at left for additional tax-equivalent yields.) However, a portion of income will be taxable for shareholders who file under the federal alternative minimum tax (AMT), and investors should keep in mind that the portfolio's yield will fluctuate as rates and its holdings change

WHY DID INTERMEDIATE-TERM TAX-FREE PERFORM SO WELL?

     The key was its structure. Different coupon and maturity structures perform better in different interest rate environments. We manipulated these structures as rates changed to achieve the duration, or degree of interest rate sensitivity, we wanted. That's important because the longer a municipal bond fund's maturity, the more duration and structure determine a municipal bond fund's returns. The other reason for Intermediate-Term Tax-Free's strong relative performance was our below-average management fee. Other things being equal, lower fees mean higher yields and returns for our shareholders.

CAN YOU TALK MORE ABOUT DURATION AND ITS IMPORTANCE?

     Duration measures a bond portfolio's sensitivity to changes in interest rates. The longer a fund's duration, the more its share price rises when rates fall, and the more it declines when rates rise. Conversely, a shorter duration means a bond portfolio's price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

     But it can be difficult to predict the short-term direction of interest rates. As a result, we tend to manage duration conservatively, typically keeping it in a relatively narrow band around five years. For example, we kept Intermediate-Term Tax-Free's duration at 5.4 years, where it's been for some time now. That duration was a little longer than the average intermediate municipal fund, and helped returns as rates declined overall in the last year.

HOW DID YOU STRUCTURE THE PORTFOLIO'S MATURITIES?

     We generally maintained a "barbell" maturity structure, overweighting bonds with short- and long-term maturities and underweighting bonds with intermediate-term maturities. That structure works well when rates are declining because the portfolio's long-term bonds help capture the price gains from falling rates, while the shorter-term securities provide income and help keep duration in check. As a result, Intermediate-Term Tax-Free performed


[left margin]

"INTERMEDIATE-TERM TAX-FREE PERFORMED WELL, PRODUCING HIGHER RETURNS AND MORE FEDERAL TAX-EXEMPT INCOME THAN THE AVERAGE INTERMEDIATE MUNICIPAL FUND, ACCORDING TO LIPPER."

YIELDS AS OF MAY 31, 1998
  30-DAY SEC YIELD
                                  4.00%
30-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET               5.56%
  31.0% TAX BRACKET               5.80%
  36.0% TAX BRACKET               6.25%
  39.6% TAX BRACKET               6.62%


PORTFOLIO AT A GLANCE
                                 5/31/98           5/31/97
NUMBER OF SECURITIES               101               51
WEIGHTED AVERAGE
  MATURITY                       7.9 YRS           7.4 YRS
AVERAGE DURATION                 5.4 YRS           5.4 YRS
EXPENSE RATIO                     0.51%             0.70%

Investment terms are defined in the Glossary on page 39.


12      1-800-345-2021


Interm.-Term Tax-Free--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

very well in late 1997, when interest rates fell sharply. However, that strategy was less effective in early 1998, when interest rates traded in a relatively narrow range. But for the most part, we've kept that barbell structure in place because we think there's room for rates to go even lower.

WHAT ABOUT THE FUND'S COUPON STRUCTURE?

     Coupon structure is another important tool we use to help manage duration. For the long end of our maturity barbell we bought deep discount bonds, while we held higher-yielding premium bonds on the short end. Premium bonds trade at prices above face value because their coupons are higher than the prevailing market interest rate. Those bonds helped boost Intermediate-Term Tax-Free's yield.

     In contrast, discount bonds trade below face value because their coupons are lower than the prevailing interest rate. Discount bond prices rise faster than prices of premium or even par bonds when rates decline, enhancing returns. Another reason why holding deep discount bonds benefits the fund when rates decline is that they're unlikely to be called away from us during a market rally.

WHAT IS "CALLING" A BOND, AND HOW DOES IT AFFECT THE FUND?

     Calling a bond is like refinancing your mortgage--when interest rates decline, you save by paying off the old loan with money borrowed at the new, lower rate. Municipal bond issuers exercise their call option when rates decline to help save on borrowing costs. And in the same way that refinancing shortens the life of your mortgage, calling a bond shortens its duration.

     Premium bonds are most likely to be called because of their higher interest coupons. But when rates decline sharply, even a discount bond can trade to par, then to premium, and ultimately "trade to call." We avoided having our bonds called away from us by buying deep discount bonds. Those bonds aren't likely to be called in a market rally and have a lot of room to appreciate if rates continue to decline.

YOU MENTIONED EARLIER THAT A PORTION OF ASSETS WERE IN BONDS WHOSE INTEREST PAYMENTS ARE SUBJECT TO AMT. WHAT'S THE ATTRACTION?

     We have the flexibility to hold up to 20% of assets in AMT paper. We think AMT securities are attractive because their yields are higher than non-AMT bonds. Buying AMT paper allowed us to pick up 20-25 basis points in yield without taking on any additional credit risk. In effect, we've been able to get BBB-like yields with AAA credit quality on many AMT securities.

NEW YORK TOPS THE LIST OF PORTFOLIO HOLDINGS BY STATE. WHY?

     New York tends to issue a lot of securities--the record-setting Long Island Power Authority municipal bond deal that came to market in May is a good case in point. Heavy supply means New York bonds are often available at attractive yields and prices. We also like the credit outlook for New York state and New York City in particular. For example, we bought some BBB New York securities that yielded up to 100 basis points (1.00%--a basis point equals 0.01%) over AAA insured bonds. But as a result of credit rating upgrades, the prices on those bonds rose substantially. Of course, not all portfolio holdings are this successful.


[right margin]

"INTERMEDIATE-TERM TAX-FREE PERFORMED VERY WELL IN LATE 1997, WHEN INTEREST RATES FELL SHARPLY."

TOP FIVE STATES (AS OF 5/31/98)
           % OF FUND INVESTMENTS
NEW YORK           16.9%
TEXAS              13.7%
WASHINGTON         12.5%
MASSACHUSETTS      9.5%
PENNSYLVANIA       5.0%


TOP FIVE STATES (AS OF 11/30/97)
           % OF FUND INVESTMENTS
TEXAS              14.1%
NEW YORK           13.8%
WASHINGTON         13.7%
MASSACHUSETTS       7.1%
PENNSYLVANIA        6.6%


                                               www.americancentury.com       13


Interm.-Term Tax-Free--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)

BOND INSURERS ARE INSURING MORE AND MORE MUNICIPAL BONDS. HOW'S THAT AFFECTED THE MARKET?

     It's had the effect of improving the overall credit quality of the municipal market by reducing the supply of new higher-yielding, lower-rated paper and increasing the available supply of AAA bonds. Bond insurers competing for business are now routinely insuring new bond issues that would otherwise carry BBB or even BB credit ratings. As a result, there's huge demand for existing BBB bonds, pushing up prices and lowering yields. That goes a long way toward explaining why we hold so few BBB bonds--we just don't think there are many attractively priced, lower-rated bonds out there in the maturities we're looking at.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES?

     We have a generally positive outlook. Many analysts expect economic growth to slow in the second quarter as a result of a big buildup in business inventories, the General Motors strike and slower business with Asia. However, a robust consumer sector, which accounts for about two-thirds of economic growth, suggests it's unlikely the economy will slow dramatically in the near future. Nevertheless, inflation remains low, having risen at a 1.5% annual rate so far in 1998. That probably means interest rates can trend a little lower, though they'll probably continue to fluctuate in a relatively narrow range until we see evidence that the economy is slowing.

WHAT ARE YOUR PLANS FOR INTERMEDIATE-TERM TAX-FREE OVER THE NEXT SIX MONTHS?

     We expect to maintain the same portfolio coupon and maturity structures we've discussed in this report. That means we're likely to continue to hold longer-term deep discount bonds, while using the short end of our barbell to hold higher-yielding bonds. We'll also continue to take a conservative approach to managing the fund's duration, keeping it around 5.5 years.


[left margin]

PORTFOLIO COMPOSITION BY CREDIT RATING
          % OF FUND INVESTMENTS
          AS OF             AS OF
         5/31/98          11/30/97
AAA        71%               74%
AA         13%               13%
A          10%                8%
BBB         6%                5%

Ratings provided by Standard & Poor's. (See page 4 for more information.)

[pie charts]
PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MAY 31, 1998
  Revenue                   60%
  Prerefunded/ETM            7%
  GO                        16%
  COPs/Leases               17%


AS OF NOVEMBER 30, 1997
  Revenue                   61%
  Prerefunded/ETM            6%
  GO                        16%
  COPs/Leases               17%

Security types are defined on page 39.


14      1-800-345-2021


Interm.-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998

Principal Amount            (In Thousands)                           Value
-----------------------------------------------------------------------------
MUNICIPAL SECURITIES

ALASKA--0.4%

                   $  500  Anchorage Hospital Rev., (Sisters
                              of Providence), 6.50%, 10/1/99     $       517
                                                                 --------------

ARIZONA--0.5%

                      750  Maricopa County Certificates of
                              Participation, 5.625%, 6/1/00              765
                                                                 --------------

ARKANSAS--1.0%

                    1,310  West Memphis Public Utility
                              System Rev., Series 1996 A,
                              5.25%, 12/1/00 (MBIA)                    1,352
                                                                 --------------

CALIFORNIA--3.3%

                    2,105  California Housing Finance
                              Agency Rev., 5.60%, 8/1/09
                              (MBIA)                                   2,231

                    1,100  California Public Works Board
                              Lease Rev., Series 1994 A,
                              (Various University of California
                              Projects), 6.15%, 11/1/09                1,212

                    1,100  Sacramento Regional
                              Transportation Certificates of
                              Participation, Series 1992 A,
                              6.20%, 3/1/00                            1,142
                                                                 --------------

                                                                       4,585
                                                                 --------------

COLORADO--0.8%

                    1,000  Denver Sales Tax Rev., Series
                              1991 A, (Major League
                              Baseball Stadium District),
                              6.10%, 10/1/01 (FGIC)                    1,065
                                                                 --------------

DISTRICT OF COLUMBIA--1.8%

                    1,000  District of Columbia Hospital Rev.,
                              Series 1993 A, (Medlantic
                              Health Care Group), 5.25%,
                              8/15/02 (MBIA)                           1,041

                    1,275  Metropolitan Washington D.C.
                              Airports Auth. Rev., Series
                              1992 A, 6.30%, 10/1/03 (MBIA)            1,398
                                                                 --------------

                                                                       2,439
                                                                 --------------

FLORIDA--4.5%

                      700  Broward County School District
                              GO, 6.75%, 2/15/00                         728

                      245  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.85%,
                              10/1/07 (GNMA/FNMA)                        246

                      360  Escambia County Housing
                              Finance Auth. Single Family
                              Mortgage Rev., Series 1998 A,
                              (Multi-County Program), 4.90%,
                              4/1/08 (GNMA/FNMA)                         360


Principal Amount            (In Thousands)                           Value
-----------------------------------------------------------------------------

                   $1,000  Escambia County Utilities Auth.
                              Sanitation System Rev., 4.50%,
                              1/1/18 (FSA)                       $       931

                    1,775  Lakeland Electric and Water Rev.
                              Refunding, Series 1996 B,
                              6.00%, 10/1/09 (FGIC)                    2,017

                    1,900  Manatee County School Board
                              Certificates of Participation,
                              4.75%, 7/1/11 (MBIA)                     1,906
                                                                 --------------

                                                                       6,188
                                                                 --------------

GEORGIA--4.5%

                    1,000  Atlanta Airport Facilities Rev.,
                              7.00%, 1/1/01                            1,068

                    1,000  Atlanta Water and Sewer Rev.,
                              (Second Lien), 6.00%, 1/1/05
                              (FGIC)                                   1,097

                    2,495  Fulton County Water and Sewer
                              Rev. Refunding, 6.25%, 1/1/09
                              (FGIC)                                   2,865

                    1,000  Metropolitan Atlanta Rapid Transit
                              Auth. Sales Tax Rev., Series
                              1991 M, 6.05%, 7/1/01                    1,057
                                                                 --------------

                                                                       6,087
                                                                 --------------

HAWAII--0.8%

                    1,000  Hawaii GO, Series 1990 A,
                              7.00%, 6/1/00 (FGIC)(1)                  1,058
                                                                 --------------

ILLINOIS--1.8%

                    2,250  Illinois GO, 6.00%, 10/1/01                 2,386

                       30  Metropolitan Pier and Exposition
                              Auth. Rev., (McCormick Place
                              Project), 5.20%, 6/15/99(1)                 30
                                                                 --------------

                                                                       2,416
                                                                 --------------

INDIANA--0.7%

                    1,000  Central High School Building Rev.,
                              4.625%, 2/1/05 (AMBAC)                   1,012
                                                                 --------------

MASSACHUSETTS--9.5%

                    2,605  Massachusetts Bay Transportation
                              Auth. Rev., Series 1992 C,
                              5.40%, 3/1/00                            2,669

                    1,000  Massachusetts Educational
                              Financing Auth. Education Loan
                              Rev., Series 1998 A, (Issue G),
                              4.55%, 12/1/06 (MBIA)                      989

                    1,000  Massachusetts GO, Series
                              1997 A, 5.00%, 8/1/04
                              (FGIC)                                   1,044

                    1,500  Massachusetts GO, Series
                              1997 A, (Consolidated Loan),
                              5.00%, 3/1/06 (AMBAC)                    1,566

                    1,000  Massachusetts Health and
                              Educational Facilities Auth. Rev.,
                              Series 1998 A, (Caregroup
                              Issue), 4.75%, 7/1/12 (MBIA)               978

See Notes to Financial Statements


                                               www.americancentury.com       15


Interm.-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount            (In Thousands)                           Value
-----------------------------------------------------------------------------

                   $1,000  Massachusetts Health and
                              Educational Facilities Auth. Rev.,
                              Series 1998 A, (Southcoast
                              Health Systems), 4.625%,
                              7/1/12 (MBIA)                      $       968

                    3,000  Massachusetts Water Resource
                              Auth. Rev., Series 1998 A,
                              4.75%, 8/1/27 (FSA)                      2,807

                    1,000  Massachusetts Water Resource
                              Auth. Rev., Series 1998 B,
                              4.50%, 8/1/22 (FSA)                        908

                    1,000  Worcester GO, 5.50%, 8/1/04
                              (MBIA)                                   1,069
                                                                 --------------

                                                                      12,998
                                                                 --------------

MICHIGAN--1.2%

                    1,500  Detroit Water Supply System Rev.,
                              Series 1995 A, 5.30%, 7/1/09
                              (MBIA)                                   1,598
                                                                 --------------

MISSOURI--0.8%

                    1,000  Missouri Board of Public Buildings
                              State Office Buildings Special
                              Obligation Rev., 6.30%,
                              12/1/05                                  1,071
                                                                 --------------

NEVADA--0.8%

                    1,000  Clark County Airport Rev., Series
                              1998 A, 5.50%, 7/1/07
                              (MBIA)                                   1,072
                                                                 --------------

NEW JERSEY--4.0%

                    1,030  Atlantic City Board of Education
                              GO, 6.00%, 12/1/02,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                               1,128

                    1,410  New Jersey Educational Facility
                              Auth. Rev., Series 1994 A, (New
                              Jersey Institute of Technology),
                              5.90%, 7/1/08 (MBIA)                     1,544

                    1,000  New Jersey Health Care Facilities
                              Financing Auth. Rev., (Atlantic
                              City Medical Center), 6.15%,
                              7/1/99                                   1,024

                    1,800  New Jersey Health Care Facilities
                              Financing Auth. Rev., (Rahway
                              Hospital Obligation Group),
                              5.00%, 7/1/05(2)                         1,814
                                                                 --------------

                                                                       5,510
                                                                 --------------

NEW YORK--16.9%

                    1,950  City University of New York
                              Certificates of Participation,
                              (John Jay College), 5.00%,
                              8/15/09 (AMBAC)                          2,016

                    2,500  Nassau County GO, Series
                              1996 T, 5.20%, 9/1/05 (FGIC)             2,634

                    1,000  New York City Transitional Finance
                              Auth. Rev., Series 1998 B,
                              4.75%, 11/15/15                            965


Principal Amount            (In Thousands)                           Value
-----------------------------------------------------------------------------

                   $  635  New York Dormitory Auth. Rev.,
                              Series 1998 I, (New York
                              Downtown Hospital), 4.80%,
                              2/15/06                            $       639

                    1,675  New York GO, Series 1997 D,
                              5.25%, 8/1/03                            1,744

                    1,500  New York Local Government
                              Assistance Corp. Rev., Series
                              1997 B, 5.25%, 4/1/04
                              (MBIA)                                   1,581

                    1,000  New York State Dormitory Auth.
                              Rev., (City University System),
                              6.00%, 7/1/03                            1,070

                    1,500  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/04                           1,667

                    1,000  New York State Dormitory Auth.
                              Rev., Series 1995 A, (State
                              University Educational Facilities),
                              6.50%, 5/15/06                           1,132

                    1,000  New York State Dormitory Auth.
                              Rev., Series 1996 E, (Mental
                              Health Service Facility), 6.00%,
                              8/15/04 (AMBAC)                          1,093

                    1,000  New York State Dormitory Auth.
                              Rev., Series 1997 A, (Mental
                              Health Service Facility), 5.30%,
                              2/15/04                                  1,044

                    1,000  New York State GO, Series
                              1997 D, 5.25%, 8/1/06 (FGIC)             1,056

                      925  New York State Medical Care
                              Facilities Finance Agency Rev.,
                              (Hospital and Nursing Home),
                              5.95%, 8/15/09 (FHA)                       972

                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.30%,
                              4/1/04                                   1,043

                    1,000  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/04                                   1,053

                    1,160  New York State Thruway Auth.
                              Service Contract Rev., 5.50%,
                              4/1/06                                   1,223

                    1,000  New York State Urban
                              Development Corp. Rev., Series
                              1996 A, 6.25%, 4/1/05
                              (MBIA)                                   1,112

                    1,000  Niagara Falls Bridge Commission
                              Toll Rev., Series
                              1993 B, 5.25%, 10/1/15 (FGIC)            1,048
                                                                 --------------

                                                                      23,092
                                                                 --------------

NORTH CAROLINA--1.6%

                    2,000  North Carolina Eastern Municipal
                              Power Agency System Rev.,
                              Series 1993 B, 6.00%,
                              1/1/06 (FSA)                             2,196
                                                                 --------------

See Notes to Financial Statements


16      1-800-345-2021


Interm.-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998


Principal Amount            (In Thousands)                           Value
-----------------------------------------------------------------------------

OHIO--3.6%

                   $1,200  Ohio Higher Educational Facility
                              Commission Rev., (University of
                              Dayton), 5.55%, 12/1/07
                              (FGIC)                              $    1,295

                    3,320  Ohio Water Development Auth.
                              Pollution Control Facilities Rev.,
                              6.00%, 12/1/05 (MBIA)                    3,683
                                                                 --------------

                                                                       4,978
                                                                 --------------

OKLAHOMA--2.1%

                    2,500  Oklahoma Industrial Auth. Health
                              System Rev. Refunding, Series
                              1995 C, 7.00%, 8/15/04
                              (AMBAC)                                  2,859
                                                                 --------------

OREGON--1.5%

                    1,805  Lane County School District No.
                              19 GO, (Springfield), 6.375%,
                              10/15/04, Prerefunded at
                              101% of Par (MBIA)(1)                    2,038
                                                                 --------------

PENNSYLVANIA--5.0%

                    1,500  Pennsylvania Turnpike Commission
                              Rev., Series 1991 L, 6.25%,
                              6/1/01 (AMBAC)                           1,592

                    2,000  Philadelphia Gas Works Rev., 14th
                              Series, 5.70%, 7/1/00 (FSA)              2,067

                    1,000  Philadelphia Parking Auth. Rev.,
                              5.50%, 9/1/04 (AMBAC)                    1,063

                    2,000  Philadelphia Water and
                              Wastewater Rev., 5.15%,
                              6/15/04 (FGIC)                           2,091
                                                                 --------------

                                                                       6,813
                                                                 --------------

TEXAS--13.7%

                    1,000  Austin Utility System Rev., 5.125%,
                              11/15/16 (FSA)                           1,002

                    1,745  Brazos Higher Education Auth.
                              Rev., Series A-1, 5.50%,
                              12/1/98                                  1,759

                    1,875  Brownsville Utility System Rev.,
                              6.00%, 9/1/08 (AMBAC)                    2,101

                    1,000  Dallas-Fort Worth Regional Airport
                              Rev., Series 1994 A, 5.90%,
                              11/1/08 (MBIA)                           1,083

                    1,000  Denison Hospital Auth. Rev.,
                              (Texoma Medical Center),
                              5.90%, 8/15/07 (ACA)                     1,093

                    1,500  Harris County Health Facilities
                              Development Corp. Hospital
                              Rev., (Memorial Hospital System
                              Project), 6.80%, 6/1/01(1)               1,616

                      500  North Texas Higher Education
                              Student Loan Rev., 6.875%,
                              4/1/02 (AMBAC)                             530

                    1,440  Plano GO, 4.75%, 9/1/18                     1,373


Principal Amount            (In Thousands)                           Value
-----------------------------------------------------------------------------

                   $1,000  Tarrant County Health Facility
                              Development Corporation
                              Health System Rev., (Harris
                              Methodist Health System),
                              5.00%, 9/1/07 (AMBAC)(1)            $    1,049

                    1,000  Texas GO, Series 1995 A, 6.50%,
                              10/1/03                                  1,112

                    1,000  Texas Municipal Power Agency
                              Rev., 5.25%, 9/1/09 (MBIA)               1,065

                    2,000  Texas Municipal Power Agency
                              Rev., 5.75%, 9/1/02 (MBIA)               2,126

                    1,500  Texas Public Finance Auth.
                              Building Rev., (Technical
                              College), 6.25%, 8/1/09
                              (MBIA)                                   1,732

                    1,000  Texas Turnpike Auth. Rev., Series
                              1990 A, 7.00%, 1/1/99,
                              Prerefunded at 102% of Par
                              (AMBAC)(1)                               1,039
                                                                 --------------

                                                                      18,680
                                                                 --------------

UTAH--2.5%

                    1,000  Salt Lake County Municipal
                              Building Auth. Lease Rev.,
                              Series 1994 A, 6.00%,
                              10/1/07 (MBIA)                           1,096

                    1,175  Utah Housing Finance Agency
                              Single Family Mortgage Rev.,
                              5.65%, 7/1/06                            1,237

                    1,000  Utah Municipal Finance Co-op
                              Local Government Rev.,
                              (University of Utah/University
                              Hospital Project), 6.60%,
                              5/15/00(1)                               1,050
                                                                 --------------

                                                                       3,383
                                                                 --------------

WASHINGTON--12.5%

                    1,000  Pierce County School District
                              No. 3 GO, Series 1992 B,
                              5.80%, 12/1/99                           1,028

                    1,000  Pierce County School District
                              No. 320 GO, 5.75%, 12/1/02               1,060

                    2,435  Port Seattle Rev., Series 1997 B,
                              5.10%, 10/1/03 (FGIC)                    2,526

                    1,385  Port Tacoma Rev., 4.70%,
                              12/1/04 (AMBAC)                          1,409

                    2,000  Snohomish County Public Utility
                              District Rev., 5.625%, 1/1/05
                              (FGIC)                                   2,138

                    1,000  Snohomish County School District
                              No. 15 GO, 6.125%, 12/1/03               1,063

                    1,000  Spokane County School District
                              No. 356 GO, 6.00%, 12/1/06
                              (FGIC)                                   1,114

                    1,730  Tacoma Electric System Rev.,
                              6.00%, 1/1/07 (AMBAC)(3)                 1,922

                    1,000  Tacoma Electric System Rev.,
                              6.10%, 1/1/07 (FGIC)                     1,100

See Notes to Financial Statements


                                               www.americancentury.com       17


Interm.-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998


Principal Amount            (In Thousands)                           Value
-----------------------------------------------------------------------------

                   $1,000  Washington Public Power Supply
                              System Rev., Series 1990 B,
                              (Nuclear Project No. 1), 7.10%,
                              7/1/01 (FGIC)                       $    1,077

                    1,000  Washington Public Power Supply
                              System Rev., Series 1993 A,
                              (Nuclear Project No. 1), 5.50%,
                              7/1/04                                   1,056

                    1,000  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.30%,
                              7/1/00                                   1,063

                      500  Washington Public Power Supply
                              System Rev., Series 1990 C,
                              (Nuclear Project No. 2), 7.00%,
                              7/1/01 (FGIC)                              541
                                                                 --------------

                                                                      17,097
                                                                 --------------

WEST VIRGINIA--0.8%

                    1,090  West Virginia GO, Series 1996 D,
                              5.00%, 11/1/10 (FGIC)                    1,125
                                                                 --------------

WISCONSIN--3.2%

                      250  Wisconsin Health and Educational
                              Facilities Auth. Rev., (Carroll
                              College Inc.), 4.95%, 10/1/08              250

                   $2,590  Wisconsin Health and Educational
                              Facility Rev., (Aurora Medical
                              Group), 6.00%, 11/15/10
                              (FSA)                               $    2,948

                    1,060  Wisconsin Health and Educational
                              Facility Rev., Series 1991 B,
                              (Wausau Hospital), 6.30%,
                              8/15/00 (AMBAC)                          1,111
                                                                 --------------

                                                                       4,309
                                                                 --------------

TOTAL MUNICIPAL SECURITIES--99.8%                                    136,303
                                                                 --------------
   (Cost $130,511)

TEMPORARY CASH INVESTMENTS--0.2%

                      233  Units of Participation in Chase
                              Vista Tax-Free Money Market
                              Fund (Institutional Shares)                233
                                                                 --------------

   (Cost $233)

TOTAL INVESTMENT SECURITIES--100.0%                                 $136,536
                                                                 ==============
   (Cost $130,744)

NOTES TO SCHEDULE OF INVESTMENTS

ACA = American Capital Access Financial Guaranty Corp.

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GNMA = Government National Mortgage Association

GO = General Obligation

MBIA = MBIA Insurance Corp.

(1) Escrowed to maturity in U.S. government securities or state and local government securities.

(2) When-issued security.

(3) Security, or portion thereof, has been segregated at the custodian bank for a when-issued security.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


18      1-800-345-2021

Long-Term Tax-Free--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998
                                                   INCEPTION 3/2/87
                        LONG-TERM      LEHMAN LONG-TERM      GENERAL MUNICIPAL DEBT FUNDS(2)
                         TAX-FREE    MUNICIPAL BOND INDEX    AVERAGE RETURN   FUND'S RANKING
------------------------------------------------------------------------------------------
6 MONTHS(1) .............  3.55%            4.46%               3.52%              --

1 YEAR ..................  9.58%           11.67%               9.21%         72 OUT OF 237
------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS

3 YEARS .................  7.38%            8.65%               6.78%         37 OUT OF 193

5 YEARS .................  6.55%            7.52%               6.03%         25 OUT OF 122

10 YEARS ................  8.07%            9.59%               8.08%         37 OUT OF 71

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 38-39 for more information about returns, the comparative index and Lipper fund rankings.

[mountain chart]
GROWTH OF $10,000 OVER 10 YEARS

                            Value on 5/31/98
                    Long-Term           Lehman Long-Term
                     Tax-Free         Municipal Bond Index
May-88               $10,000                $10,000
Jun-88               $10,156                $10,195
Sep-88               $10,436                $10,537
Dec-88               $10,733                $10,847
Mar-89               $10,778                $10,956
Jun-89               $11,421                $11,714
Sep-89               $11,323                $11,713
Dec-89               $11,757                $12,210
Mar-90               $11,670                $12,235
Jun-90               $11,969                $12,549
Sep-90               $11,863                $12,447
Dec-90               $12,481                $13,090
Mar-91               $12,672                $13,391
Jun-91               $12,886                $13,733
Sep-91               $13,419                $14,351
Dec-91               $13,979                $14,864
Mar-92               $13,992                $14,916
Jun-92               $14,522                $15,574
Sep-92               $14,885                $15,999
Dec-92               $15,043                $16,385
Mar-93               $15,581                $17,099
Jun-93               $16,071                $17,805
Sep-93               $16,644                $18,517
Dec-93               $16,870                $18,800
Mar-94               $15,949                $17,292
Jun-94               $16,056                $17,415
Sep-94               $16,156                $17,487
Dec-94               $15,928                $17,088
Mar-95               $16,992                $18,790
Jun-95               $17,348                $19,221
Sep-95               $17,831                $19,745
Dec-95               $18,874                $21,068
Mar-96               $18,355                $20,518
Jun-96               $18,430                $20,761
Sep-96               $18,973                $21,405
Dec-96               $19,456                $21,999
Mar-97               $19,318                $21,810
Jun-97               $20,038                $22,783
Sep-97               $20,685                $23,632
Dec-97               $21,322                $24,488
Mar-98               $21,464                $24,772
May-98               $21,722                $24,983

The chart at left shows the growth of a $10,000 investment in the fund over 10 years, while the chart below shows the fund's year-by-year performance. The Lehman Long-Term Municipal Bond Index is provided for comparison in each chart. Long-Term Tax-Free's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar chart]
ONE-YEAR RETURNS OVER 10 YEARS (PERIODS ENDING MAY 31)

                  Long-Term        Lehman Long-Term
                   Tax-Free       Municipal Bond Index
5/89                12.75%              15.39%
5/90                5.05%               7.14%
5/91                9.51%               10.71%
5/92                10.27%              11.04%
5/93                10.60%              14.39%
5/94                2.28%               0.89%
5/95                8.44%               11.07%
5/96                4.10%               4.41%
5/97                8.54%               10.01%
5/98                9.58%               11.67%


                                               www.americancentury.com       19


Long-Term Tax-Free--Q&A
-----------------------------------------------------------------------------

     An interview with Dave MacEwen, a portfolio manager on the Long-Term Tax-Free fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED MAY 31, 1998?

     Long-Term Tax-Free performed well, posting a 9.58% return, compared with the 9.21% average return of the 237 "General Municipal Debt Funds" tracked by Lipper Analytical Services. Over the last five years, the fund's returns consistently placed it in the top third of its peer group. (See the Total Returns table on the previous page for other fund performance comparisons).

     Long-Term Tax-Free also produced more current income than the average general municipal fund. The fund's 30-day SEC yield as of May 31 was 4.33%, compared with the 4.04% average SEC yield of the funds in its peer group.

WHAT HELPED LONG-TERM TAX-FREE OUTPACE ITS COMPETITORS?

     The way we managed the fund's coupon structure in response to falling interest rates was one of the primary reasons for the fund's outperformance. As bond yields declined, we continually swapped into lower-coupon discount bonds and out of higher-coupon premium bonds. (Discount bonds trade below face value because their interest rates are lower than the prevailing market interest rate; premium bonds trade at prices above face value because their coupons are higher than the prevailing market interest rate).

     Our increasing focus on discount bonds was based on our view that interest rates would fall, and that discount bonds would outperform premium bonds because the discount bonds would be less likely to be called (refinanced by the issuer before maturity).

     First we traded out of some bonds with coupons of 5.50% and replaced them with coupons of 5.25%. As rates declined further, we then replaced many of our 5.25% bonds with 5.00% bonds and, ultimately, with 4.75% bonds. As a result of these trades, the fund's average coupon dropped to 5.58% at the end of the period, from 6.05% six months earlier.

      While the fund's increased stake in discount bonds served us well in 1997, when interest rates fell substantially, it muted our relative performance during 1998, when interest rates remained more steady. However, we maintained our stake in discount bonds because they offered more potential upside than premium bonds if interest rates were to fall even more, and no more downside should rates rise. What's more, our discount bond holdings provided "call protection." Our strategy was rewarded again in May when rates resumed their decline.

WHAT IS "CALL PROTECTION" AND WHY IS IT IMPORTANT?

     When interest rates fall, municipal issuers often refinance or "call away" their older, higher-rate debt, much like homeowners do when they refinance mortgages. If a bond is called, it potentially leaves bondholders to reinvest the proceeds, most often at lower interest rates. We try to mitigate the effects of inopportune calls by investing in discount bonds and non-callable bonds. Issuers don't have much incentive to refinance discount bonds because those bonds usually carry interest rates that are lower than prevailing interest rates. Non-callable bonds can't be redeemed by their issuers before their stated maturities.


[left margin]

"OVER THE LAST FIVE YEARS, THE FUND'S RETURNS CONSISTENTLY PLACED IT IN THE TOP THIRD OF ITS PEER GROUP."

YIELDS AS OF MAY 31, 1998

30-DAY SEC YIELD
                                    4.33%
30-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET                 6.01%
  31.0% TAX BRACKET                 6.28%
  36.0% TAX BRACKET                 6.77%
  39.6% TAX BRACKET                 7.17%


PORTFOLIO AT A GLANCE
                                   5/31/98           5/31/97
NUMBER OF SECURITIES                 71                42
WEIGHTED AVERAGE
  MATURITY                         18.2 YRS          17.4 YRS
AVERAGE DURATION                    9.0 YRS           7.8 YRS
EXPENSE RATIO                       0.51%             0.67%

Investment terms are defined in the Glossary on page 39.


20      1-800-345-2021


Long-Term Tax-Free--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)
HOW DID YOU MANAGE LONG-TERM TAX-FREE'S INTEREST RATE SENSITIVITY?

     As we added more discount bonds, we also increased the fund's sensitivity to changes in interest rates as measured by duration. (The longer a fund's duration, the more its share price tends to rise or fall when rates change.) At the end of the period, the fund's duration was 9.2 years, up from 8.5 years six months ago and 7.8 years at the beginning of the period.

     That said, we tend to make only modest adjustments to duration, generally keeping it within a year of our neutral duration of around 8.2 years. (The fund's neutral duration basically matches the duration of Long-Term Tax Free's benchmark, a group of funds with similar investment objectives.)

YOU MADE SOME CHANGES IN THE WAY LONG-TERM TAX-FREE'S INVESTMENTS WERE ALLOCATED AMONG VARIOUS STATES DURING THE YEAR. WHY?

     The changes were a function of where we found value. For example, the fund's stake in California bonds could have been even higher than shown after they had posted strong gains, but we reduced it because California bonds offered, in our view, only limited potential relative to other areas of the market.

     One place we found value was in Massachusetts, which afforded us the opportunity to buy attractively priced discount bonds. Our stake in Massachusetts bonds grew to as much as 20% of investments during the period, although we've since sold many of them to lock in gains. Finally, the portfolio's stake in New York increased due primarily to our addition of bonds issued by the Long Island Power Authority, which we bought at attractive prices.

LONG-TERM TAX-FREE'S CREDIT QUALITY GRADUALLY IMPROVED DURING THE YEAR. WHAT ACCOUNTS FOR THE GROWING STAKE IN HIGHER-RATED BONDS?

     We didn't think we were being adequately compensated--in the form of enough incremental yield --for holding a large amount of lower-rated bonds. An increase in the amount of municipal debt being issued with bond insurance dramatically reduced the credit spread, which measures the difference in yield between bonds of various credit quality. About 60% of all municipal debt now comes to market insured with the highest AAA rating.

     As a result, there is a shrinking amount of lower-rated BBB debt. But yield-hungry investors have kept demand for higher-yielding BBB securities quite strong. In light of shrinking supply and high demand, the yield spread between AAA and BBB securities at the long end of the municipal market shrunk to historical lows during the period.

     Going back a couple of years, BBB bonds offered yields approximately 100 basis points (1.00%--a basis point equals 0.01%) or more above AAA bonds. Six months ago, BBB bonds offered only 20 or 30 basis points more yield than AAA bonds. By the end of May, that spread had diminished to just 15 basis points.


[right margin]

TOP FIVE STATES (AS OF 5/31/98)
                    % OF FUND INVESTMENTS
CALIFORNIA                  14.0%
ILLINOIS                    12.2%
NEW YORK                     9.7%
MASSACHUSETTS                7.9%
FLORIDA                      7.8%


TOP FIVE STATES (AS OF 11/30/97)
                    % OF FUND INVESTMENTS
ILLINOIS                    15.1%
CALIFORNIA                  13.1%
WASHINGTON                   8.7%
TEXAS                        7.6%
NEW YORK                     6.8%



PORTFOLIO COMPOSITION BY CREDIT RATING
            % OF FUND INVESTMENTS
           AS OF             AS OF
          5/31/98          11/30/97
AAA         54%               46%
AA          32%               41%
A           13%                8%
BBB          1%                5%

Ratings provided by Standard & Poor's.
(See page 4 for more information.)


                                               www.americancentury.com       21


Long-Term Tax-Free--Q&A
-----------------------------------------------------------------------------
                                                                    (Continued)
WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

     We're optimistic. Inflation appears to remain in check, rising at an annualized rate of just 1.5% for the first five months of this year. Asian economic turmoil seems to be taking a bigger bite out of U.S. economic growth than was originally expected. Given the lack of any overwhelming inflationary pressures, we believe interest rates can trend lower. In addition, more dramatic slowing of the economy could prompt the Federal Reserve to cut interest rates, although it will be reluctant to do so until there is more evidence that the slowing is sustained and the employment market has cooled.

     As for the municipal market, we think that supply and demand could come into better balance over the second half of 1998 and help boost municipal prices. Much of the supply we saw in the first five months of this year came as a result of the giant, record-setting Long Island Power deal, and issuers flooding the market with new debt in advance of that deal. Looking ahead, we believe that municipal supply will taper off to a more normal level for the remainder of the year. If demand remains firm or rises, the municipal market would likely benefit from lower supply.

GIVEN YOUR OUTLOOK, WHAT ARE YOUR PLANS FOR LONG-TERM TAX-FREE OVER THE NEXT SIX MONTHS?

     As long as we believe that interest rates have the potential to decline, we'll keep the fund slightly longer than its neutral duration of around 8.2 years. In addition, we'll maintain our stake in discount bonds, which should outperform premium bonds in a declining rate environment. As for the fund's credit quality, we expect to remain focused on the upper tiers of the municipal market until we think that lower-quality bonds offer adequate compensation for their higher credit risk.


[left margin]

"WE THINK THAT SUPPLY AND DEMAND COULD COME INTO BETTER BALANCE OVER THE SECOND HALF OF 1998 AND HELP BOOST MUNICIPAL PRICES."


[pie charts]
PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MAY 31, 1998
  Revenue                   60%
  COPs/Leases                4%
  GO                        12%
  Land-Secured               7%
  Prerefunded/ETM           17%


AS OF NOVEMBER 30, 1997

  Revenue                   60%
  COPs/Leases                6%
  GO                        10%
  Land-Secured              10%
  Prerefunded/ETM           14%

Security types are defined on page 39.


22      1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998

Principal Amount            (In Thousands)                            Value
-----------------------------------------------------------------------------
MUNICIPAL SECURITIES

ALASKA(1)

                  $    10  Alaska Housing Finance Corp Rev.,
                              Series 1987 B, 8.75%,
                              12/1/16 (LOC: Swiss Bank)          $         10
                                                                 --------------

CALIFORNIA--14.0%

                    1,000  California Public Works Lease Rev.,
                              Series 1994 A, (University
                              Project), 6.20%, 10/1/08                  1,107

                    1,500  Los Angeles Community
                              Redevelopment Agency Tax
                              Allocation, Series 1993 H,
                              (Bunker Hill), 6.50%, 12/1/14
                              (FSA)                                     1,673

                    1,500  Metropolitan Water District Rev.,
                              Series 1993 A, (Southern
                              California Waterworks), 5.75%,
                              7/1/21                                    1,664

                    1,850  Northern California Power Agency
                              Rev., Series 1992 A,
                              (Hydroelectric Project #1),
                              6.25%, 7/1/12 (MBIA)                      2,012

                    6,500  Sacramento Municipal Utility
                              District Electric Rev., Series
                              1993 G, 4.75%, 9/1/21
                              (MBIA)                                    6,166

                    3,000  San Bernardino County
                              Certificates of Participation,
                              (Medical Center Financing
                              Project), 4.75%, 8/1/28                   2,757

                    1,000  San Jose Redevelopment Agency
                              Tax Allocation, Series 1993 D,
                              (Merged Area Redevelopment
                              Project), 5.75%, 8/1/24                   1,038
                                                                 --------------

                                                                       16,417
                                                                 --------------

COLORADO--0.3%

                      300  Colorado Housing Finance Auth.
                              Rev., Series 1987 C, (Single
                              Family Residential), 8.70%,
                              9/1/07                                      307
                                                                 --------------

CONNECTICUT--2.8%

                    1,880  Connecticut Development Auth.
                              Rev., Series 1994 A, 6.375%,
                              10/15/24                                  2,110

                    1,000  Connecticut GO, Series 1993 E,
                              6.00%, 3/15/12                            1,134
                                                                 --------------

                                                                        3,244
                                                                 --------------


Principal Amount            (In Thousands)                            Value
-----------------------------------------------------------------------------

DISTRICT OF COLUMBIA--3.7%

                   $1,000  District of Columbia Metropolitan
                              Area Transportation Auth. Rev.,
                              6.00%, 7/1/10 (FGIC)                 $    1,132

                    3,000  District of Columbia Water and
                              Sewer Auth. Public Utility Rev.,
                              5.50%, 10/1/23 (FSA)                      3,196
                                                                 --------------

                                                                        4,328
                                                                 --------------

FLORIDA--7.8%

                      820  Broward County Resource
                              Recovery Facility Rev., (South
                              Project), 7.95%, 12/1/08                    883

                    1,000  Florida Board of Education Capital
                              Outlay GO, Series 1996 E,
                              4.75%, 6/1/22                               949

                    1,000  Orlando Utilities Commission
                              Water and Electric Auth. Rev.,
                              Series 1989 D, 6.75%,
                              10/1/17                                   1,225

                    1,000  St. Petersburg Health Auth. Rev.,
                              (Allegany Health), 7.00%,
                              12/1/01, Prerefunded at 102%
                              of Par (MBIA)(2)                          1,113

                    1,350  Tampa Sports Auth. Sales Tax Rev.,
                              (Tampa Bay Arena Project),
                              5.75%, 10/1/25 (MBIA)                     1,504

                    3,640  Village Center Community
                              Development District
                              Recreational Rev., Series
                              1998 A, 4.75%, 11/1/22
                              (MBIA)                                    3,458
                                                                 --------------

                                                                        9,132
                                                                 --------------

GEORGIA--1.0%

                    1,000  Georgia Municipal Electric Auth.
                              Rev., 6.50%, 1/1/12 (MBIA)                1,174
                                                                 --------------

ILLINOIS--12.2%

                    1,000  Chicago Gas Supply Rev., Series
                              1985 B, (Peoples Gas), 7.50%,
                              3/1/15                                    1,074

                    1,000  Cook County GO, 7.00%,
                              11/1/00, Prerefunded at 102%
                              of Par (MBIA)(2)                          1,088

                    2,000  Illinois Dedicated Tax Rev., (Civic
                              Center Project), 6.25%,
                              12/15/20 (AMBAC)                          2,314

                    1,500  Illinois Development Finance Auth.
                              Pollution Control Rev., Series
                              1990 A, (Central Illinois Public
                              Service), 7.60%, 3/1/14                   1,605

                    1,000  Illinois Development Finance Auth.
                              Waste Disposal Rev., (Armstrong
                              World Industries Project), 5.95%,
                              12/1/24                                   1,104

See Notes to Financial Statements


                                               www.americancentury.com       23


Long-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

Principal Amount            (In Thousands)                            Value
-----------------------------------------------------------------------------

                   $1,500  Illinois GO, 6.25%, 10/1/06             $    1,639

                      700  Illinois Health Facilities Auth. Rev.,
                              Series 1992 C, (Evangelical
                              Hospital), 6.75%, 4/15/02,
                              Prerefunded at 102% of Par(2)               777

                    1,140  Illinois Health Facilities Auth. Rev.
                              Refunding, Series 1992 C,
                              (Evangelical Hospital), 6.75%,
                              4/15/12(2)                                1,343

                    1,000  Illinois Regional Transportation
                              Auth. Rev., Series 1990 A,
                              7.20%, 11/1/20 (AMBAC)                    1,291

                    2,000  Springfield Water Rev., 6.50%,
                              3/1/99, Prerefunded at 102%
                              of Par(2)                                 2,080
                                                                 --------------

                                                                       14,315
                                                                 --------------

INDIANA--2.0%

                    1,000  Indiana Municipal Power Agency
                              Rev.,  Series 1990 A, 7.10%,
                              1/1/00, Prerefunded at 102%
                              of Par (AMBAC)(2)                         1,067

                    1,000  Indiana Transportation Financing
                              Auth. Highway Rev., Series
                              1990 A, 7.25%, 6/1/15                     1,257
                                                                 --------------

                                                                        2,324
                                                                 --------------

KANSAS--1.0%

                    1,000  Kansas City Utility System Rev.,
                              6.375%, 9/1/23 (FGIC)                     1,119
                                                                 --------------

KENTUCKY--1.0%

                    1,000  Carroll County Pollution Control
                              Rev., Series 1992 A, (Kentucky
                              Utilities Company Project),
                              7.45%, 9/15/16                            1,126
                                                                 --------------

MASSACHUSETTS--7.9%

                    1,000  Massachusetts Health and
                              Education Auth. Rev., Series
                              1992 F, 6.25%, 7/1/12
                              (AMBAC)                                   1,135

                    1,690  Massachusetts Housing Finance
                              Agency Rev., Series 1993 H,
                              6.75%, 11/15/12 (FNMA)                    1,824

                    2,800  Massachusetts Water Resource
                              Auth. Rev., Series 1993 C,
                              4.75%, 12/1/23 (MBIA)                     2,638

                    4,000  Massachusetts Water Resource
                              Auth. Rev., Series 1998 B,
                              4.50%, 8/1/22 (FSA)                       3,632
                                                                 --------------

                                                                        9,229
                                                                 --------------

MICHIGAN--1.7%

                    2,000  Redford Unified School District
                              GO, 5.00%, 5/1/22 (AMBAC)                 1,997
                                                                 --------------


Principal Amount            (In Thousands)                            Value
-----------------------------------------------------------------------------

NEW YORK--9.7%

                   $5,000  Long Island Power Auth. Electrical
                              System Rev., Series 1998 A,
                              5.75%, 12/1/24                       $    5,250

                    1,000  Municipal Assistance Corp. Rev.,
                              Series 67, 7.625%, 7/1/99,
                              Prerefunded at 102% of Par(2)             1,060

                    3,000  New York City Transitional
                              Finance Auth. Rev., Series
                              1998 C, 4.75%, 5/1/23                     2,833

                    1,000  New York Environmental Facilities
                              Corp. Pollution Control Rev.,
                              Series 1991 E, 6.30%,
                              6/15/01, Prerefunded at 102%
                              of Par(2)                                 1,083

                    1,000  New York Local Government
                              Assistance Corp. Rev., Series
                              1991 D, 6.75%, 4/1/02,
                              Prerefunded at 102% of Par(2)             1,112
                                                                 --------------

                                                                       11,338
                                                                 --------------

NORTH CAROLINA--1.0%

                    1,000  North Carolina Municipal Power
                              Agency #1 Rev., (Catawba
                              Electric), 6.00%, 1/1/10
                              (MBIA)                                    1,126
                                                                 --------------

OHIO--0.8%

                      750  Ohio Higher Educational Facility
                              Rev., Series 1990 B, (Case
                              Western Reserve University),
                              6.50%, 10/1/20                              903
                                                                 --------------

PENNSYLVANIA--4.8%

                    3,725  Harrisburg GO, Series 1997 F,
                              5.52%, 9/15/22 (AMBAC)(3)                 1,069

                    5,000  Pennsylvania Higher Educational
                              Facilities Auth. College and
                              University Rev., 4.625%,
                              7/15/30                                   4,553
                                                                 --------------

                                                                        5,622
                                                                 --------------

PUERTO RICO--3.2%

                    3,550  Puerto Rico Commonwealth GO,
                              4.50%, 7/1/23                             3,208

                      500  Puerto Rico Commonwealth GO,
                              6.45%, 7/1/04, Prerefunded at
                              101.50% of Par(2)                           567
                                                                 --------------

                                                                        3,775
                                                                 --------------

RHODE ISLAND--4.3%

                    1,100  Rhode Island Clean Water Safe
                              Drinking Rev., 6.70%, 1/1/15
                              (AMBAC)                                   1,250

                    2,000  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 A, 6.25%, 8/1/16
                              (MBIA)(2)                                 2,313

See Notes to Financial Statements


24      1-800-345-2021


Long-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998


Principal Amount            (In Thousands)                            Value
-----------------------------------------------------------------------------

                    $1,300  Rhode Island Depositors
                              Economic Protection Corp.
                              Special Obligation Rev., Series
                              1993 B, 6.00%, 8/1/17
                              (MBIA)(2)                            $    1,424
                                                                 --------------

                                                                        4,987
                                                                 --------------

SOUTH CAROLINA--2.6%

                      860  Piedmont Municipal Power
                              Agency Electric Rev. Refunding,
                              Series 1991 A, 6.50%, 1/1/16
                              (FGIC)                                    1,018

                      140  Piedmont Municipal Power
                              Agency Electric Rev. Refunding,
                              Series 1991 A, 6.50%, 1/1/16
                              (FGIC)(2)                                   167

                    1,500  Piedmont Municipal Power Agency
                              Electric Rev., 6.75%, 1/1/19
                              (FGIC)                                    1,831
                                                                 --------------

                                                                        3,016
                                                                 --------------

TEXAS--6.3%

                    1,000  Alliance Airport Auth. Special
                              Facilities Rev., (American
                              Airlines Project), 7.00%,
                              12/1/11 (GTEED)                           1,189

                    1,000  Denton Utility System Rev., Series
                              1996 A, 5.95%, 12/1/14
                              (MBIA)                                    1,082

                    2,000  San Antonio Electric and Gas
                              System Rev., 7.10%, 2/1/09
                              (FGIC)(3)                                 1,216

                    1,000  Tarrant County Health Facility Rev.,
                              6.00%, 5/15/11 (MBIA)                     1,125

                    2,500  Texas Municipal Power Agency
                              Rev., Series 1991 A, 6.75%,
                              9/1/12 (AMBAC)                            2,728
                                                                 --------------

                                                                        7,340
                                                                 --------------

UTAH--1.1%

                    1,000  Salt Lake City Hospital Rev.
                              Refunding, Series 1988 A,
                              (Intermountain Health
                              Corporation), 8.125%,
                              5/15/15(2)                                1,304
                                                                 --------------

VIRGINIA--0.9%

                    1,000  Hampton Industrial Development
                              Auth. Rev., Series 1994 A,
                              (Sentara General Hospital),
                              6.50%, 11/1/12                            1,117
                                                                 --------------

WASHINGTON--4.7%

                    1,405  Port of Seattle Rev., 7.50%,
                              12/1/00, Prefunded at 102%
                              of Par (AMBAC)(2)                         1,548


Principal Amount            (In Thousands)                            Value
-----------------------------------------------------------------------------

                   $1,625  Seattle Metropolitan Sewer Rev.,
                              Series 1991 T, 6.875%,
                              1/1/00, Prerefunded at 102%
                              of Par(2)                            $    1,728

                    1,000  Washington GO, Series 1990 A,
                              6.75%, 2/1/15                             1,212

                    1,000  Washington Public Power Supply
                              Rev., Series 1996 A, (Nuclear
                              Project #1), 5.75%, 7/1/12
                              (MBIA)                                    1,072
                                                                 --------------

                                                                        5,560
                                                                 --------------

WISCONSIN--3.1%

                    1,180  Winneconne Community School
                              District GO, 6.75%, 4/1/14
                              (FGIC)                                    1,345

                    1,900  Wisconsin Clean Water Rev.,
                              6.875%, 6/1/11                            2,308
                                                                 --------------

                                                                        3,653
                                                                 --------------

TOTAL MUNICIPAL SECURITIES--97.9%                                     114,463
                                                                 --------------
    (Cost $106,804)

SHORT-TERM MUNICIPAL SECURITIES

IOWA--0.4%

                      500  Iowa Finance Solid Waste
                              Disposal Revenue, (Cedar River
                              Paper Company Project), VRDN,
                              4.00%, 6/1/98 (LOC: Bank of
                              Nova Scotia)                                500
                                                                 --------------

TEXAS--1.7%

                    2,000  Brazos River Auth. Rev., (Houston
                              Lighting & Power Co.), VRDN,
                              3.95%, 6/1/98 (AMBAC)
                              (SBBPA:  Royal Bank of
                              Canada)                                   2,000
                                                                 --------------

TOTAL SHORT-TERM
MUNICIPAL SECURITIES--2.1%                                              2,500
                                                                 --------------
    (Cost $2,500)

TOTAL INVESTMENT SECURITIES--100.0%                                  $116,963
                                                                 ==============
    (Cost $109,304)

See Notes to Financial Statements


                                               www.americancentury.com       25


Long-Term Tax-Free--Schedule of Investments
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

AMBAC = AMBAC Assurance Corporation

FGIC = Financial Guaranty Insurance Co.

FNMA = Federal National Mortgage Association

FSA = Financial Security Assurance Inc.

GO = General Obligation

GTEED = CG Life Guaranty Agreement

LOC = Letter of Credit

MBIA = MBIA Insurance Corp.

SBBPA = Standby Bond Purchase Agreement

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1998.

(1) Investment in state is less than 0.05% of total investment securities.

(2) Escrowed to maturity in U.S. government securities or state and local government securities.

(3) Security is a zero-coupon municipal bond. The yield at purchase is indicated. Zero-coupon securities are purchased at a substantial discount from their value at maturity.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


26      1-800-345-2021


Statements of Assets and Liabilities
-----------------------------------------------------------------------------
MAY 31, 1998
                                             LIMITED-TERM  INTERMEDIATE-TERM  LONG-TERM

ASSETS                                        (In Thousands, Except Per-Share Amounts)

Investment securities, at value
  (identified cost of $39,226,
  $130,744 and $109,304,
  respectively) (Note 3) ...............       $ 39,885       $136,536       $116,963

Cash ...................................             42            226            210

Receivable for investments sold ........          1,012          1,179           --

Interest receivable ....................            571          2,325          1,843
                                               --------       --------       --------

                                                 41,510        140,266        119,016
                                               --------       --------       --------
LIABILITIES

Disbursements in excess
  of demand deposit cash ...............          1,307            332          2,200

Payable for investments purchased ......          1,665          1,803           --

Payable for capital shares redeemed ....            103            127            109

Dividends payable ......................              9             38             42

Accrued management fees (Note 2) .......             16             59             50
                                               --------       --------       --------

                                                  3,100          2,359          2,401
                                               --------       --------       --------

Net Assets .............................       $ 38,410       $137,907       $116,615
                                               ========       ========       ========

CAPITAL SHARES

Outstanding (unlimited number
  of shares authorized) ................          3,782         13,103         10,784
                                               ========       ========       ========

Net Asset Value Per Share ..............       $  10.16       $  10.52       $  10.81
                                               ========       ========       ========

NET ASSETS CONSIST OF:

Capital paid-in ........................       $ 37,699       $131,464       $107,641

Undistributed net investment income ....           --             --               24

Accumulated undistributed net
  realized gain from investment
  transactions .........................             52            651          1,291

Net unrealized appreciation
  on investments (Note 3) ..............            659          5,792          7,659
                                               --------       --------       --------

                                               $ 38,410       $137,907       $116,615
                                               ========       ========       ========


--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of assets that are performance-related, such as investment gains or losses, and the value of assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                               www.americancentury.com       27


Statements of Operations
-----------------------------------------------------------------------------
PERIOD ENDED MAY 31, 1998(1) AND THE YEAR ENDED OCTOBER 31, 1997

                                              LIMITED-TERM           INTERMEDIATE-TERM            LONG-TERM

                                           1998          1997        1998         1997        1998         1997
INVESTMENT INCOME                                                     (In Thousands)

Income:

Interest ..........................       $  990       $2,056       $4,033       $4,470       $3,548       $3,757
                                          ------       ------       ------       ------       ------       ------

Expenses (Note 2):

Management fees ...................          111          259          401          490          330          378

Trustees' fees and expenses .......            1            1            2            2            2            2
                                          ------       ------       ------       ------       ------       ------

                                             112          260          403          492          332          380
                                          ------       ------       ------       ------       ------       ------

Net investment income .............          878        1,796        3,630        3,978        3,216        3,377
                                          ------       ------       ------       ------       ------       ------

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS (NOTE 3)

Net realized gain on investments ..           34          283          652          758        1,317        1,546

Change in net unrealized
  appreciation during the
  period on investments ...........          102          164          400        1,119           93          853
                                          ------       ------       ------       ------       ------       ------

Net realized and unrealized
  gain on investments .............          136          447        1,052        1,877        1,410        2,399
                                          ------       ------       ------       ------       ------       ------

Net Increase in Net Assets
  Resulting from Operations .......       $1,014       $2,243       $4,682       $5,855       $4,626       $5,776
                                          ======       ======       ======       ======       ======       ======

(1) The Funds' fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks out how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


28      1-800-345-2021


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
PERIOD ENDED MAY 31, 1998(1) AND YEARS ENDED OCTOBER 31, 1997 AND OCTOBER 31,
1996

                                                           LIMITED-TERM                       INTERMEDIATE-TERM
Increase (Decrease) in Net Assets                1998          1997         1996         1998         1997         1996

OPERATIONS                                                                    (In Thousands)

Net investment income ....................   $     878    $   1,796    $   2,306    $   3,630    $   3,978    $   3,787

Net realized gain on investments .........          34          283           23          652          758          185

Change in net unrealized
  appreciation (depreciation)
  on investments .........................         102          164         (100)         400        1,119         (538)
                                             ---------    ---------    ---------    ---------    ---------    ---------
Net increase in net assets
  resulting from operations ..............       1,014        2,243        2,229        4,682        5,855        3,434
                                             ---------    ---------    ---------    ---------    ---------    ---------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income ...............        (878)      (1,796)      (2,306)      (3,630)      (3,978)      (3,787)

From net realized gains
  from investment transactions ...........        --           (281)        --           (257)        (686)        (549)
                                             ---------    ---------    ---------    ---------    ---------    ---------

Decrease in net assets
  from distributions .....................        (878)      (2,077)      (2,306)      (3,887)      (4,664)      (4,336)
                                             ---------    ---------    ---------    ---------    ---------    ---------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................      12,276       25,373       20,823       22,424       24,839       17,649

Proceeds from shares issued in
  connection with acquisition
  (Note 4) ...............................        --           --           --           --         60,519         --

Proceeds from reinvestment
  of distributions .......................         780        1,901        2,061        3,161        3,963        3,711

Payments for shares redeemed .............     (11,219)     (40,869)     (31,778)     (20,889)     (38,664)     (20,138)
                                             ---------    ---------    ---------    ---------    ---------    ---------

Net increase (decrease) in
  net assets from capital share
  transactions ...........................       1,837      (13,595)      (8,894)       4,696       50,657        1,222
                                             ---------    ---------    ---------    ---------    ---------    ---------

Net increase (decrease) in
  net assets .............................       1,973      (13,429)      (8,971)       5,491       51,848          320

NET ASSETS

Beginning of period ......................      36,437       49,866       58,837      132,416       80,568       80,248
                                             ---------    ---------    ---------    ---------    ---------    ---------

End of period ............................   $  38,410    $  36,437    $  49,866    $ 137,907    $ 132,416    $  80,568
                                             =========    =========    =========    =========    =========    =========

TRANSACTIONS IN SHARES
OF THE FUNDS

Sold .....................................       1,208        2,515        2,064        2,127        2,387        1,701

Shares issued in connection with
  acquisition (Note 4) ...................        --           --           --           --          5,830         --

Issued in reinvestment of distributions ..          77          189          204          301          381          359

Redeemed .................................      (1,106)      (4,050)      (3,148)      (1,986)      (3,725)      (1,949)
                                             ---------    ---------    ---------    ---------    ---------    ---------

Net increase (decrease) ..................         179       (1,346)        (880)         442        4,873          111
                                             =========    =========    =========    =========    =========    =========

(1) The Funds' fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

See Notes to Financial Statements


                                               www.americancentury.com       29


Statements of Changes in Net Assets
-----------------------------------------------------------------------------
                                                                    (Continued)
PERIOD ENDED MAY 31, 1998(1) AND YEARS ENDED
OCTOBER 31, 1997 AND OCTOBER 31,1996
                                                                LONG-TERM
                                                    1998           1997           1996
Increase (Decrease) in Net Assets

OPERATIONS                                                    (In Thousands)

Net investment income ....................     $   3,216      $   3,377      $   3,007

Net realized gain on investments .........         1,317          1,546             27

Change in net unrealized appreciation
   (depreciation) on investments .........            93            853            134
                                               ---------      ---------      ---------
Net increase in net assets resulting
  from operations ........................         4,626          5,776          3,168
                                               ---------      ---------      ---------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ...............        (3,216)        (3,377)        (3,007)

From net realized gains from
   investment transactions ...............          (725)          (823)          --
                                               ---------      ---------      ---------
Decrease in net assets
  from distributions .....................        (3,941)        (4,200)        (3,007)
                                               ---------      ---------      ---------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................        36,917         29,116         20,252

Proceeds from shares issued in
  connection with acquisition (Note 4) ...          --           52,028           --

Proceeds from reinvestment
  of distributions .......................         3,148          3,588          2,575

Payments for shares redeemed .............       (33,003)       (38,212)       (20,213)
                                               ---------      ---------      ---------
Net increase (decrease) in net assets
  from capital share transactions ........         7,062         46,520          2,614
                                               ---------      ---------      ---------
Net increase (decrease) in net assets ....         7,747         48,096          2,775

NET ASSETS

Beginning of period ......................       108,868         60,772         57,997
                                               ---------      ---------      ---------
End of period ............................     $ 116,615      $ 108,868      $  60,772
                                               =========      =========      =========

TRANSACTIONS IN SHARES
OF THE FUNDS

Sold .....................................         3,424          2,730          1,920

Shares issued in connection
  with acquisition (Note 4) ..............          --            4,905           --

Issued in reinvestment of distributions ..           292            337            245

Redeemed .................................        (3,057)        (3,591)        (1,925)
                                               ---------      ---------      ---------
Net increase (decrease) ..................           659          4,381            240
                                               =========      =========      =========

(1) The Funds' fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past three reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


30      1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
MAY 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization--American Century Municipal Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Limited-Term Tax-Free Fund (Limited-Term), American Century - Benham Intermediate-Term Tax-Free Fund (Intermediate-Term), and American Century - Benham Long-Term Tax-Free Fund (Long-Term) (the Funds) are three of the eight funds issued by the Trust. The Funds are diversified under the 1940 Act. Their objective is to seek as high a level of current income exempt from federal income taxes as is consistent with prudent investment management and conservation of shareholders' capital. The Funds invest primarily in municipal obligations with maturities based on each Fund's investment objective. The Funds may concentrate their investments in certain states and therefore may have more exposure to credit risk related to those states than funds that have broader geographical diversification. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

     Security Valuations--Portfolio securities are valued at current market value as provided by a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     Security Transactions--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     Investment Income--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     Income Tax Status-It is the policy of the Funds to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     Distributions to Shareholders--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized capital gains are declared and paid annually.

     For the seven months ended May 31, 1998, 100% (unaudited) of the Funds' distributions from net investment income have been designated as exempt from federal income tax.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     Futures Contracts--The Funds may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Funds may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at May 31, 1998.

     Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     Additional Information--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                               www.americancentury.com       31


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides each Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from these agreements are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Funds are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for each Fund is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule (for all Funds) is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services, Inc.


32      1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                    (Continued)
MAY 31, 1998

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

   Investment transactions, excluding short-term investments, were as follows:

                                    LIMITED-TERM         INTERMEDIATE-TERM            LONG-TERM
PURCHASES                                                  (In Thousands)
  Municipal Debt Obligations ........ $12,689                  $27,802                 $57,184

PROCEEDS FROM SALES                                        (In Thousands)
  Municipal Debt Obligations ........ $10,325                  $22,601                 $51,170

   On May 31, 1998, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                LIMITED-TERM         INTERMEDIATE-TERM            LONG-TERM
                                       (In Thousands)
Appreciation ....... $659                  $ 5,876                 $7,755

Depreciation .......  --                    (84)                    (96)
              --------------------------------------------------------------

Net ................ $659                  $5,792                  $7,659
              ==============================================================

   The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes for the Funds.

--------------------------------------------------------------------------------
4. REORGANIZATION PLAN

     On August 29, 1997, Limited-Term, Intermediate-Term, and Long-Term acquired all of the net assets of the American Century - Benham Limited-Term Tax-Exempt Fund (Limited-Term Tax-Exempt), American Century - Benham Intermediate-Term Tax-Exempt Fund (Intermediate-Term Tax-Exempt), and American Century - Benham Long-Term Tax-Exempt Fund (Long-Term Tax-Exempt), respectively, pursuant to a plan of reorganization approved by the acquired funds' shareholders on July 30, 1997. The surviving funds for the purposes of maintaining the financial statements and performance history in the post-reorganization are Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, and Long-Term Tax-Exempt. These funds were also reorganized as funds issued by American Century Municipal Trust.

     The acquisition was accomplished by a tax-free exchange of shares of Limited-Term, Intermediate-Term, and Long-Term of 3,729,594, 5,588,194, and 4,402,660, respectively, for 3,729,594, 5,830,457, and 4,904,754 shares of
Limited-Term Tax-Exempt, Intermediate-Term Tax-Exempt, and Long-Term Tax-Exempt, respectively, outstanding on August 29, 1997. The net assets of Intermediate-Term, and Long-Term immediately before the acquisitions were $60,519,330 and $52,028,294, respectively. Since Limited-Term was not a legal entity prior to the merger, there were no assets prior to the reorganization. Unrealized appreciation of $2,290,179 and $3,743,216 for Intermediate-Term and Long-Term, respectively, was combined with that of Intermediate-Term Tax-Exempt and Long-Term Tax-Exempt. Immediately after the acquisition, the combined net assets of Limited-Term, Intermediate-Term, and Long-Term were $37,556,857, $133,562,791, and $106,095,509, respectively.


                                               www.americancentury.com       33


Limited-Term Tax-Free--Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                             1998(1)            1997          1996             1995         1994        1993(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ...................  $    10.11       $    10.08    $    10.09       $     9.95    $    10.04    $    10.00
                                         ----------       ----------    ----------       ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income ...............        0.24             0.41          0.43             0.44          0.36          0.21

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ...        0.05             0.10         (0.01)            0.14         (0.09)         0.04
                                         ----------       ----------    ----------       ----------    ----------    ----------

  Total From Investment Operations ....        0.29             0.51          0.42             0.58          0.27          0.25
                                         ----------       ----------    ----------       ----------    ----------    ----------

Distributions

  From Net Investment Income ..........       (0.24)           (0.41)        (0.43)           (0.44)        (0.36)        (0.21)

  From Net Realized Gains on
  Investment Transactions .............        --              (0.07)         --               --            --            --
                                         ----------       ----------    ----------       ----------    ----------    ----------

  Total Distributions .................       (0.24)           (0.48)        (0.43)           (0.44)        (0.36)        (0.21)
                                         ----------       ----------    ----------       ----------    ----------    ----------

Net Asset Value, End of Period ........  $    10.16       $    10.11    $    10.08       $    10.09    $     9.95    $    10.04
                                         ==========       ==========    ==========       ==========    ==========    ==========

  Total Return(3) .....................        2.87%            5.22%         4.26%            5.95%         2.75%         2.55%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ...............        0.52%(4)         0.59%         0.38%(5)        --(5)         --(5)         --(5)

Ratio of Net Investment Income to
  Average Net Assets ..................        4.04%(4)         4.05%         4.28%            4.38%         3.62%         3.09%(4)

Portfolio Turnover Rate ...............          28%              74%           68%              78%           42%            3%

Net Assets, End of Period
  (in thousands) ......................  $   38,410       $   36,437    $   49,866       $   58,837    $   60,857    $   52,265

(1) Seven months ended May 31, 1998. The Fund's fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

(2)  March 1, 1993 (inception) through October 31, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) American Century Investment Management, Inc. had voluntarily waived its management fee through February 29, 1996. In absence of the waiver, the ratio of operating expenses to average net assets would have been 0.60%.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last six fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


34      1-800-345-2021


Intermediate-Term Tax-Free--Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                            1998(1)            1997             1996          1995          1994       1993(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $    10.46       $    10.35       $    10.45    $    10.01    $    10.75    $    10.27
                                        ----------       ----------       ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income ..............        0.28             0.49             0.48          0.49          0.48          0.48

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..        0.08             0.21            (0.03)         0.52         (0.61)         0.55
                                        ----------       ----------       ----------    ----------    ----------    ----------

  Total From Investment Operations ...        0.36             0.70             0.45          1.01         (0.13)         1.03
                                        ----------       ----------       ----------    ----------    ----------    ----------

Distributions

  From Net Investment Income .........       (0.28)           (0.49)           (0.48)        (0.49)        (0.48)        (0.48)

  From Net Realized Gains on
  Investment Transactions ............       (0.02)           (0.10)           (0.07)        (0.08)        (0.13)        (0.07)
                                        ----------       ----------       ----------    ----------    ----------    ----------

  Total Distributions ................       (0.30)           (0.59)           (0.55)        (0.57)        (0.61)        (0.55)
                                        ----------       ----------       ----------    ----------    ----------    ----------

Net Asset Value, End of Period .......  $    10.52       $    10.46       $    10.35    $    10.45    $    10.01    $    10.75
                                        ==========       ==========       ==========    ==========    ==========    ==========

  Total Return(3) ....................        3.50%            6.88%            4.47%        10.41%        (1.25)%       10.25%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
  to Average Net Assets ..............        0.51%(4)         0.58%            0.60%         0.60%         0.60%         0.72%

Ratio of Net Investment Income
  to Average Net Assets ..............        4.62%(4)         4.71%            4.66%         4.77%         4.59%         4.51%

Portfolio Turnover Rate ..............          17%              35%(5)           39%           32%           74%           38%

Net Assets, End of Period
  (in thousands) .....................  $  137,907       $  132,416       $   80,568    $   80,248    $   81,400    $   98,740

(1) Seven months ended May 31, 1998. The Fund's fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

(2) The data presented has been restated to give effect to a 10 to 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5) Purchases, sales, and market value amounts for Benham Intermediate-Term Tax-Free Fund prior to the merger were excluded from the portfolio turnover calculation. See Note 4 in Notes to Financial Statements.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last six fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


                                               www.americancentury.com       35


Long-Term Tax-Free--Financial Highlights
-----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED OCTOBER 31 (EXCEPT AS NOTED)

                                            1998(1)            1997             1996          1995          1994       1993(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ..................  $    10.75       $    10.58       $    10.54    $     9.75    $    11.10    $    10.36
                                        ----------       ----------       ----------    ----------    ----------    ----------

Income From Investment Operations

  Net Investment Income ..............        0.31             0.55             0.53          0.53          0.52          0.53

  Net Realized and Unrealized Gain
  (Loss) on Investment Transactions ..        0.13             0.33             0.04          0.83         (1.01)         0.90
                                        ----------       ----------       ----------    ----------    ----------    ----------

  Total From Investment Operations ...        0.44             0.88             0.57          1.36         (0.49)         1.43
                                        ----------       ----------       ----------    ----------    ----------    ----------

Distributions

  From Net Investment Income .........       (0.31)           (0.55)           (0.53)        (0.53)        (0.52)        (0.53)

  From Net Realized Gains on
  Investment Transactions ............       (0.07)           (0.16)            --           (0.04)        (0.34)        (0.16)
                                        ----------       ----------       ----------    ----------    ----------    ----------

  Total Distributions ................       (0.38)           (0.71)           (0.53)        (0.57)        (0.86)        (0.69)
                                        ----------       ----------       ----------    ----------    ----------    ----------

Net Asset Value, End of Period .......  $    10.81       $    10.75       $    10.58    $    10.54    $     9.75    $    11.10
                                        ==========       ==========       ==========    ==========    ==========    ==========

  Total Return(3) ....................        4.18%            8.59%            5.60%        14.45%        (4.70)%       14.32%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
  Average Net Assets .................        0.51%(4)         0.58%            0.59%         0.59%         0.60%         0.73%

Ratio of Net Investment Income to
  Average Net Assets .................        4.96%(4)         5.16%            5.06%         5.24%         5.00%         4.90%

Portfolio Turnover Rate ..............          47%              65%(5)           60%           61%           66%           81%

Net Assets, End of Period
  (in thousands) .....................  $  116,615       $  108,868       $   60,772    $   57,997    $   50,964    $   70,757

(1) Seven months ended May 31, 1998. The Fund's fiscal year end was changed from October 31 to May 31 resulting in a seven month reporting period.

(2) The data presented has been restated to give effect to a 10 to 1 stock split in the form of a stock dividend that occurred on November 13, 1993.

(3)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(4)  Annualized.

(5)  Purchases,  sales, and market value amounts for Benham  Long-Term  Tax-Free
     Fund prior to the merger were excluded from the portfolio turnover calculation. See Note 4 in Notes to Financial Statements.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last six fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


36      1-800-345-2021


Report of Independent Accountants
-----------------------------------------------------------------------------

To the Board of Trustees of the
American Century Municipal Trust
and Shareholders of the American Century - Benham
Limited-Term Tax-Free Fund, American Century - Benham
Intermediate-Term Tax-Free Fund and the
American Century - Benham Long-Term Tax-Free Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century - Benham Limited-Term Tax-Free Fund, the American Century - Benham Intermediate-Term Tax-Free Fund and the American Century - Benham Long-Term Tax-Free Fund (three of the funds constituting The American Century Municipal Trust, hereafter referred to as the "Funds") at May 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period November 1, 1997 through May 31, 1998 and the year ended October 31, 1997, in conformity with generally accepted accounting principles. The statement of changes in net assets for the year ended October 31, 1996 and the financial highlights for the four years in the period ended October 31, 1996 were audited by other auditors, whose report, dated November 20, 1996, expressed an unqualified opinion on those statements. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
July 16, 1998


                                               www.americancentury.com       37


Background Information
-----------------------------------------------------------------------------
INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies

     Limited-Term Tax-Free seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of five years or less.

     Intermediate-Term Tax-Free seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 5-10 years.

     Long-Term Tax-Free seeks interest income exempt from federal income taxes by investing in municipal securities. The fund maintains a weighted average maturity of 10 or more years.

     Investment income may be subject to state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal income taxes.

COMPARATIVE INDICES

     The following indices are used in the report for fund performance comparisons. They are not investment products available for purchase.

     The Merrill Lynch 0- to 3-Year Municipal Index is composed of 23 municipal securities with an average maturity of approximately two years. The bonds in the index have an average rating of AA1.

     The Lehman Brothers Five-Year Municipal General Obligation Index is a municipal bond index composed of bonds with maturities of four to six years. The bonds are rated BBB or higher by Standard & Poor's, with an average rating of AA. The average maturity of the index is five years.

     The Lehman Brothers Long-Term Municipal Bond Index is a broad-based, total return index. The index is composed of municipal bonds with maturities greater than 22 years. The bonds are all investment grade, fixed rate and are selected from issues larger than $50 million dated since January 1984.

LIPPER RANKINGS

     Lipper Analytical Services, Inc. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the Tax-Free funds are:

     Short/Intermediate Municipal Debt Funds (Limited-Term Tax-Free)--funds that invest in municipal debt issues with dollar-weighted average maturities of 1-5 years.

     Intermediate Municipal Debt Funds (Intermediate-Term Tax-Free)--funds that invest in municipal debt issues with dollar-weighted average maturities of 5-10 years.

     General Municipal Debt Funds (Long-Term Tax-Free)--funds that invest at least 65% of their assets in municipal debt issues in the top four credit ratings (AAA, AA, A and BBB).


[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS:
    DAVE MACEWEN
    JOEL SILVA


MUNICIPAL CREDIT RESEARCH TEAM
  MANAGER:
    STEVEN PERMUT
  MUNICIPAL CREDIT ANALYSTS:
    DAVID MOORE
    ROBERT MILLER
    BILL MCCLINTOCK
    TIM BENHAM
    BRAD BODE


38      1-800-345-2021


Glossary
-----------------------------------------------------------------------------
RETURNS

* Total Return figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* Average Annual Returns illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 34-36.

YIELDS

* 30-Day SEC Yield represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* Tax-Equivalent Yields show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

INVESTMENT TERMS

* Basis Point--a basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%).

* Yield Curve--a graphic representation of the relationship between maturity and
yield  for  fixed-income   securities.   Yield  curve  graphs  plot  lengthening
maturities along the horizontal axis and rising yields along the vertical axis.

PORTFOLIO STATISTICS

* Number of Securities--the number of different securities held by a fund on a given date.

* Weighted Average Maturity (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount.

* Average Duration--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio.

* Expense Ratio--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT Paper--instruments with income subject to the federal alternative minimum tax.

* COPs/Leases--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases.

* GO Bonds--general obligation securities backed by the taxing power of the issuer.

* Land-Secured Bonds--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* Prerefunded Bonds/ETM Bonds--securities refinanced or escrowed to maturity by the issuer because of their premium coupons (higher-than-market interest rates). These bonds tend to have higher credit ratings because they are backed by Treasury securities.

* Revenue Bonds--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).


                                               www.americancentury.com       39


Notes
-----------------------------------------------------------------------------


40      1-800-345-2021


/inside back cover/


[american century logo(reg.sm)]
American
Century(reg.tm)


P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Municipal Trust


Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

(C) 1998 American Century Services Corporation Funds Distributor, Inc.

[recycled logo]
   Recycled


/back cover/

[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998



American Century Investments                                Bulk Rate
P.O. Box 419200                                             U.S. Postage Paid
Kansas City, MO 64141-6200                                  American Century
www.americancentury.com                                     Companies



9807                 (C)1998 American Century Services Corporation
SH-BKT-13101         Funds Distributor, Inc.

/front cover/

                                                                    May 31, 1998
Annual Report
-------------

American Century


        [graphic of U.S. currency and two individuals walking up stairs]


Benham Group
------------

High-Yield Municipal

                         [american century logo(reg.sm)]
                                    American
                                 Century(reg.tm)

/inside front cover/

A Note from the Founder

     On our 40th anniversary, I would personally like to express my profound appreciation for the confidence you have shown in American Century. We are grateful for the opportunity to manage your money, and we will do our utmost to continue to meet your expectations and justify your confidence in us.

     I founded American Century on the belief that if we can make you successful, you, in tern, will make us successful. That is the principle that will guide us in the future.

     Sincerely,
     /s/James E. Stowers


About our New Report Design

Why We Changed

     We're trying hard to be reader-friendly. Our reports contain a lot of very good information, from fund statistics and financials to Q&A's with fund managers. We hope the new design will make the reports more interesting and understandable, while helping you keep abreast of your fund's strategy and performance.

What's New

     The reports are designed to be attractive and easy to use whether you're reading them in depth or just skimming.

     New features include:

     *  Larger type size in many sections.
     *  Brief explanations of the financial statements.
     *  More prominent graphs and charts.
     *  Quotes in the margins to highlight report content.

The Bottom Line

     The new design actually costs slightly less than the old one. We reallocated costs and eliminated a cover letter and the envelope that previously came with your report enclosed. This not only saves money but reduces the number of mailing pieces you receive.

     The new reports also use roughly the same amount of paper as the old ones. Previously, paper was trimmed and thrown away to produce the smaller report size.

     We believe we've come up with a more interesting, informative and user-friendly publication.

     We hope you enjoy it.


[left margin]

Benham Group
High-Yield Municipal


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


Our Message to You
-----------------------------------------------------------------------------
/photo James E. Stowers, Jr. with James E. Stowers III, seated/
James E. Stowers, Jr. with James E. Stowers III, seated

     We are proud to present our first annual report for High-Yield Municipal, the newest, most aggressive fund in our lineup of national tax-free and municipal funds. Opened on March 31, 1998, the fund is designed for investors looking for high current income free from federal taxes and the potential for higher returns than those offered by higher-quality municipal bond funds. Of course, the fund's higher yield and return potential are based on its investment in lower-rated bonds, which are subject to greater credit risk, default risk and liquidity risk.

     We are pleased to report that High-Yield Municipal outperformed many of its peers during its first two months of existence. Low inflation, economic turmoil overseas, and healthy economic and credit conditions in the U.S. created a favorable investment climate for municipal bonds.

     Turning to the corporate front, we've had an eventful year at American Century. We gained a powerful business partner in January, when J.P. Morgan, one of the oldest, largest and most James E. Stowers, Jr. with James E. Stowers III, respected financial service institutions in the U.S., became a substantial minority shareholder. The new business partnership will allow both companies to offer investors a highly diverse menu of investment options and services.

     Another significant event was the retirement of Jim Benham, founder of The Benham Group, in December. With the integration of Benham and American Century successfully completed, Jim felt it was time to step back from the business. Much of the Benham culture has become a part of American Century, including the educational investor seminar Jim created.

     Overall, we've had a noteworthy record of continuity in the management of American Century's tax-free and municipal funds. The investment team that manages the Tax-Free funds has expanded its resources and hasn't experienced any portfolio manager turnover since Benham merged with American Century. High-Yield Municipal's investment team is another example of that continuity--the fund is managed in the same way and by the same experienced management team as our successful California High-Yield Municipal fund.

     Our tax-free and municipal funds have performed well and serve as an example of the quality investment tools we aim to provide shareholders to help them meet their financial goals. We're committed to making your relationship with us as easy and productive as possible.

     We appreciate your investment with American Century.

Sincerely,

/s/James E. Stowers, Jr.                  /s/James E. Stowers III
James E. Stowers, Jr.                     James E. Stowers III
CHAIRMAN OF THE BOARD AND FOUNDER         CHIEF EXECUTIVE OFFICER



[right margin]

                               Table of Contents
   Report Highlights .......................................................   2
   Market Perspective ......................................................   3
   Municipal Credit Review .................................................   4
HIGH-YIELD MUNICIPAL
   Performance Information .................................................   5
   Management Q&A ..........................................................   6
   Schedule of Investments .................................................   9
FINANCIAL STATEMENTS
   Statement of Assets and
     Liabilities ...........................................................  12
   Statement of Operations .................................................  13
   Statement of Changes
     in Net Assets .........................................................  14
   Notes to Financial
     Statements ............................................................  15
   Financial Highlights ....................................................  17
   Report of Independent
     Accountants ...........................................................  18
OTHER INFORMATION
   Background Information
     Investment Philosophy
       and Policies ........................................................  19
     Comparative Indices ...................................................  19
     Lipper Rankings .......................................................  19
     Investment Team
       Leaders .............................................................  19
   Glossary ................................................................  20


                                               www.americancentury.com       1


Report Highlights
-----------------------------------------------------------------------------

MARKET PERSPECTIVE

* Low inflation and economic turmoil in Asia helped push interest rates lower, which caused municipal bond prices to increase.

* Most of the rate declines and price gains occurred in the fourth quarter of 1997. Rates and prices were more stable through the first five months of 1998.

* The supply of municipal securities grew dramatically, thanks to low interest rates and a record-setting new municipal issue from the Long Island Power Authority.

MUNICIPAL CREDIT REVIEW

* Municipal credit quality remained generally positive, due largely to the healthy national economy.

* Municipal credit rating upgrades continued to outpace rating downgrades, with nearly five upgrades for every downgrade.

* However, Alaska and Hawaii experienced credit downturns, and we're carefully monitoring the effect of the Asian economic crisis on the western U.S.

*  We expanded our municipal credit research team to six analysts.

MANAGEMENT Q&A

* High-Yield Municipal performed well in its first two months of existence, producing greater returns and more federal tax-free income than the average municipal high-yield fund, according to Lipper Analytical Services.

* One reason for High-Yield Municipal's good relative performance is that we've waived expenses through April 30, 1999. Other things being equal, lower expenses mean higher yields and returns for fund shareholders.

*  High-Yield Municipal will generally hold about 40-60% of assets in high-yield
   bonds,   with   the   remainder   of   the   portfolio   in   higher-quality,
   investment-grade securities.

* We expect to maintain an average maturity greater than 10 years and a duration between six and eight years. (Average maturity and duration are measures of a bond portfolio's sensitivity to changes in interest rates.)

* We have a generally positive outlook for the municipal bond market, but investors should keep in mind that we're in a low interest rate environment overall, making it harder to find attractive, higher-yielding securities.

* Going forward, we'll try to outperform our peers by using a credit-intensive approach to security selection rather than making big bets on duration.


[left margin]

"HIGH-YIELD MUNICIPAL PERFORMED WELL IN ITS FIRST TWO MONTHS OF EXISTENCE, PRODUCING GREATER RETURNS AND MORE FEDERAL TAX-FREE INCOME THAN THE AVERAGE MUNICIPAL HIGH-YIELD FUND, ACCORDING TO LIPPER ANALYTICAL SERVICES."

            HIGH-YIELD MUNICIPAL

TOTAL RETURNS:              AS OF 5/31/98
    Since Inception                1.81%*

NET ASSETS:                 $18.8 million

30-DAY SEC YIELD:                   5.31%

COMMENCEMENT OF
INVESTMENT OPERATIONS:            3/31/98

* Not annualized.

See Total Returns on page 5.

Investment terms are defined in the Glossary on page 20.


2     1-800-345-2021


Market Perspective from Randall W. Merk
-----------------------------------------------------------------------------
/photo of Randall W. Merk, director of fixed-income investing at American
Century/
Randall W. Merk, director of fixed-income investing at American Century

PERFORMANCE PICTURE

     Municipal securities produced moderate gains during the year ended May 31, 1998.* Economic turmoil in Asia helped cool inflationary pressures, pushing municipal bond yields lower and prices higher. Long-term municipal bonds, which are most sensitive to interest rate changes, performed best. The Lehman Brothers Long-Term Municipal Bond Index returned 11.67%.

INTEREST RATE OVERVIEW

     The majority of municipals' gains came in the fourth quarter of 1997, when long-term interest rates trended downward. Rates came down because of the worsening Asian economic crisis, which curtailed U.S. business overseas and put a lid on corporate America's ability to raise prices for its goods and services. That eased growing inflationary pressures, sparking the bond market rally. In 1998, however, interest rates and bond prices traded in a much narrower range. That's because the U.S. economy remained healthy enough to keep the job market growing at a historically strong pace. Lacking a clear signal as to whether a weaker Asia or rising domestic wages would ultimately win out, the Federal Reserve (the Fed) left interest rates unchanged.

INCREASED SUPPLY

     The supply of municipals grew dramatically, thanks in large part to a record-setting new municipal issue. In May, the Long Island Power Authority issued $3.5 billion in municipal debt, the single largest municipal deal in history. Scrambling to take advantage of low interest rates, other issuers brought to market an enormous number of new municipal securities. For the first five months of 1998, new issue volume was up over 53% compared with the previous year.

     The demand for municipals didn't keep pace with the growing appetite for U.S. Treasury bonds, which are seen as a safe haven against international market turmoil. The near-record amount of municipal issuance and the growing demand for Treasury securities caused municipals to underperform Treasurys. As a result, municipal bonds were very attractively valued relative to Treasurys.

FLATTENING YIELD CURVE

     Reflecting the Fed's stable interest rate policy, short-term interest rates remained relatively unchanged. However, yields on long-term municipal securities fell about 50 basis points (a basis point equals 0.01%). This resulted in the "flattening" yield curve shown in the accompanying graph. The yield difference between a one-year note and a 30-year bond fell to just 128 basis points on May 31, 1998.

* Although High-Yield Municipal began operations on March 31, 1998, this overview covers the year ended May 31, 1998, to provide a broader perspective on the market.


[right margin]

"ECONOMIC TURMOIL IN ASIA HELPED COOL INFLATIONARY PRESSURES, PUSHING MUNICIPAL BOND YIELDS LOWER AND PRICES HIGHER."

[line chart]
FLATTENING MUNICIPAL YIELD CURVE

                            5/31/97         5/31/98
YEARS TO MATURITY
1                            3.85%           3.69%
2                            4.15%           3.85%
3                            4.35%           3.95%
4                            4.50%           4.04%
5                            4.60%           4.09%
6                            4.66%           4.16%
7                            4.72%           4.23%
8                            4.78%           4.30%
9                            4.84%           4.37%
10                           4.90%           4.44%
11                           4.98%           4.51%
12                           5.05%           4.59%
13                           5.13%           4.66%
14                           5.20%           4.74%
15                           5.28%           4.81%
16                           5.31%           4.84%
17                           5.34%           4.86%
18                           5.36%           4.89%
19                           5.39%           4.91%
20                           5.42%           4.94%
21                           5.43%           4.94%
22                           5.43%           4.94%
23                           5.44%           4.95%
24                           5.44%           4.95%
25                           5.45%           4.95%
26                           5.45%           4.95%
27                           5.46%           4.96%
28                           5.46%           4.96%
29                           5.47%           4.97%
30                           5.47%           4.97%

Source: Bloomberg Financial Markets

"THE YIELD DIFFERENCE BETWEEN A ONE-YEAR NOTE AND A 30-YEAR BOND FELL TO JUST 128 BASIS POINTS ON MAY 31, 1998.


                                               www.americancentury.com       3


Municipal Credit Review
-----------------------------------------------------------------------------

POSITIVE CREDIT TRENDS

     Municipal credit trends, benefiting primarily from the healthy national economy, remained generally positive during the year ended May 31, 1998. During the first three months of 1998, the U.S. economy grew at an impressive 5.4% annual rate after increasing 3.7% in 1997. The unemployment rate declined throughout the period to a 28-year low of 4.3% in May.

     Municipal credit rating upgrades continued to outpace downgrades. Overall, there were nearly five upgrades for every downgrade for the year ended in May. The generally positive overall municipal credit environment is reflected in the accompanying map, which shows state credit ratings where available.

REGIONAL PERFORMANCE

     The vast majority of the country continued to see stable to improving credit quality thanks to increased revenues and property values. Nevada, Arizona and Utah remain three of the fastest growing states, leading the trend toward improved credit quality in the western and Rocky Mountain states. The Southeast also saw many states receive credit rating upgrades in the last year.

     However, a few states are experiencing credit downturns. Alaska has a negative credit outlook because of the recent decline in oil prices, which hit a nine-year low in May. Hawaii's credit quality declined recently due to a decrease in tourism and its strong ties to Asia. Though the Asian economic crisis has so far had only a limited effect on other western states, we are carefully monitoring its impact on the high technology sector, tourism, agriculture and other export-oriented businesses in these states. In addition, we're concerned that full employment and rapidly rising wages and benefits costs could trigger inflation in select areas of the country.

SECTOR ANALYSIS

     Tax-backed bonds have benefited most from positive credit trends in recent years because their quality is closely tied to the health of the economy.

     Bonds backed by the revenue from a specific municipal project or entity have also generally fared well. However, municipal electric utilities continue to struggle after the recent deregulation of the industry--many public utilities have been exposed to competition for the first time, and their bonds have come under pressure as a result.

     We also continue to carefully monitor the health care sector. The trend toward managed care has brought small, single-site health care providers under intense pressure to cut costs and improve efficiency.

EXPANDING CREDIT TEAM

     Careful credit analysis and security selection are vital to our investment approach for the Benham Municipal and Tax-Free funds. To strengthen that approach, we continued to add to our team of municipal credit analysts--the sixth member of our team joined us in July. We believe a larger and more diverse credit team gives us a better opportunity to add value for our shareholders because each team member brings unique experience and industry-specific knowledge.


[left margin]

[map of U.S.]
NATIONAL CREDIT QUALITY AS OF MAY 31, 1998

STATE                     S. & P. RATING
Alabama                         AA
Alaska                          AA
Arizona                         AA
Arkansas                        AA
California                      A+
Colorado                        AA
Connecticut                     AA-
Delaware                        AA+
District Of Columbia            BB
Florida                         AA+
Georgia                         AAA
Hawaii                          A+
Idaho                           AA
Illinois                        AA
Indiana                         AA
Iowa                            AA
Kansas                          AA
Kentucky                        AA
Louisiana                       A-
Maine                           AA+
Maryland                        AAA
Massachusetts                   AA-
Michigan                        AA+
Minnesota                       AAA
Mississippi                     AA
Missouri                        AAA
Montana                         AA-
Nebraska                        NR
Nevada                          AA
New Hampshire                   AA+
New Jersey                      AA+
New Mexico                      AA+
New York                        A
North Carolina                  AAA
North Dakota                    AA-
Ohio                            AA+
Oklahoma                        AA
Oregon                          AA
Pennsylvania                    AA-
Rhode Island                    AA-
South Carolina                  AAA
South Dakota                    AA
Tennessee                       AA+
Texas                           AA
Utah                            AAA
Vermont                         AA-
Virginia                        AAA
Washington                      AA+
West Virginia                   AA-
Wisconsin                       AA
Wyoming                         NR

Source: Standard & Poor's

CREDIT RATING DEFINITIONS

* AAA, AA AND A ARE STANDARD & POOR'S HIGHEST LONG-TERM CREDIT RATINGS. BONDS IN THESE RATING CATEGORIES ARE CONSIDERED "INVESTMENT GRADE," MEANING THEY'RE RELATIVELY SAFE FROM DEFAULT.

*  AAA--EXTREMELY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  AA--VERY STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.

*  A--STRONG ABILITY TO MEET FINANCIAL OBLIGATIONS.


4     1-800-345-2021

High-Yield Municipal--Performance
-----------------------------------------------------------------------------
TOTAL RETURNS AS OF MAY 31, 1998

                             COMMENCEMENT OF INVESTMENT OPERATIONS 3/31/98

               HIGH-YIELD   LEHMAN LONG-TERM    HIGH CURRENT YIELD MUNICIPAL FUNDS(2)
                MUNICIPAL    MUNI BOND INDEX    AVERAGE RETURN       FUND'S RANKING
-----------------------------------------------------------------------------------
RETURNS

LIFE OF FUND(1) .. 1.81%          1.41%              1.00%                 --

(1)  Returns for periods less than one year are not annualized.

(2) According to Lipper Analytical Services, an independent mutual fund ranking service.

See pages 19-20 for more information about returns, the comparative index and Lipper fund rankings.

[mountain chart]
GROWTH OF $10,000 OVER LIFE OF FUND
$10,000 investment made 3/31/98

                              Value on 5/31/98
                     High-Yield         Lehman Long-Term Muni
                     Municipal               Bond Index
3/31/98               $10,000                 $10,000
4/30/98               $9,995                  $9,946
5/31/98               $10,181                 $10,141

The chart at left shows the growth of a $10,000 investment over the life of the fund. The Lehman Long-Term Muni Bond Index is provided for comparison. High-Yield's returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


                                               www.americancentury.com       5


High-Yield Municipal--Q&A
-----------------------------------------------------------------------------

     An interview with Steven Permut and Joel Silva, portfolio managers on the High-Yield Municipal fund investment team.

HOW HAS HIGH-YIELD MUNICIPAL PERFORMED SINCE ITS INCEPTION ON MARCH 31, 1998?

     The fund produced a 1.81% total return during its first two months of existence. By comparison, the 57 municipal high-yield funds tracked by Lipper Analytical Services produced an average return of 1.00% over the same period. (See the Total Returns table on the previous page.)

WHAT ABOUT HIGH-YIELD MUNICIPAL'S YIELD?

     High-Yield Municipal produced a high level of federal tax-free income, with a 30-day SEC yield of 5.31% on May 31. By comparison, the average municipal high-yield fund yielded 4.65%, according to Lipper. Our comparatively high yield reflects the fact that we were able to invest new money coming into the fund relatively quickly, and that we've waived management fees for a year. Without the fee waiver, the yield would have been 4.67%.

CAN YOU EXPLAIN A LITTLE BIT MORE ABOUT THE FEE WAIVER?

     We've waived management fees through April 30, 1999. Other things being equal, lower fees mean higher yields and returns for fund shareholders. The fee waiver was a good way for us to provide a competitive yield right away. Many of High-Yield Municipal's peers hold bonds purchased in higher interest rate environments, so their yields were likely to be higher than yields on new bonds we can purchase today, when rates are relatively low. Over time, as our competitors' higher-yielding bonds mature or are called away and we have an opportunity to purchase higher-yielding bonds in the secondary market, any yield advantage they have should disappear.

     And we should point out that even without the fee waiver, High-Yield Municipal's expense ratio of approximately 0.65% should be well below average--according to Lipper, the average high-yield municipal fund charged 1.15% on May 31, 1998.

WHAT WERE HIGH-YIELD MUNICIPAL'S TAX-EQUIVALENT YIELDS?

     High-Yield Municipal's performance was very good on an after-tax basis. Tax-equivalent yields ranged from 7.38% for an investor in the 28% federal income tax bracket to 8.79% for someone in the highest bracket (see the Yields table at left for additional tax-equivalent yields). However, a portion of fund income will be taxable for shareholders who file under the federal alternative minimum tax (AMT). Investors should also keep in mind that capital gains aren't tax exempt.

WHAT PERCENT OF ASSETS DO YOU EXPECT TO KEEP IN BONDS WHOSE INTEREST PAYMENTS ARE SUBJECT TO AMT?

     Right now, about a third of assets are in AMT bonds, but that number will fluctuate based on the size of the fund and market conditions. Even though AMT securities tend to offer higher yields, we're not necessarily buying those bonds as a yield play. Instead, the presence of AMT bonds in the fund reflects the nature of the municipal high-yield market, which tends to have more AMT securities than the investment-grade portion of the market.


[left margin]

"WE'VE WAIVED MANAGEMENT FEES THROUGH APRIL 30, 1999. OTHER THINGS BEING EQUAL, LOWER FEES MEAN HIGHER YIELDS AND RETURNS FOR FUND SHAREHOLDERS."

PORTFOLIO AT A GLANCE
                            5/31/98
NUMBER OF SECURITIES           35
WEIGHTED AVERAGE
  MATURITY                  19.4 YRS
AVERAGE DURATION             7.3 YRS
EXPENSE RATIO                0.00%*

* Fund expenses of approximately 0.64% are being waived through April 30, 1999.


YIELDS AS OF MAY 31, 1998
  30-DAY SEC YIELD
                             5.31%
30-DAY TAX-EQUIVALENT YIELDS
  28.0% TAX BRACKET          7.38%
  31.0% TAX BRACKET          7.70%
  36.0% TAX BRACKET          8.30%
  39.6% TAX BRACKET          8.79%

Without the fee waiver, tax-equivalent yields would have been 6.49%, 6.77%, 7.30% and 7.73% for the four tax brackets.

Investment terms are defined in the Glossary on page 20.


6     1-800-345-2021


High-Yield Municipal--Q&A
-----------------------------------------------------------------------------
                                                                     (Continued)
HOW WILL YOU MANAGE HIGH-YIELD MUNICIPAL'S CREDIT QUALITY?

     The portfolio will hold a mix of higher-quality, investment-grade bonds and lower-rated, high-yield securities (see the Portfolio Composition by Credit Rating table at right). We'll adjust the credit structure as market conditions vary to try and build a portfolio that we think will produce good returns and yields for our shareholders. But in general, investors can expect that around 40-60% of assets will be in high-yield municipal bonds rated below investment grade. That's consistent with our goal of producing high federal tax-free income and potentially greater returns than investors could earn with high-quality municipals.

HOW DO HIGH-YIELD BONDS COMPARE WITH HIGHER-QUALITY INVESTMENTS IN TERMS OF CREDIT RISK?

     Municipal bonds are tied to the credit quality and financial health of the issuing city, state or other municipal entity. Credit quality represents an estimate of the likelihood that the municipality will be able to pay its debts (bond interest and principal payments) on time. The lower a bond's rating, the greater its credit risk, and the more risk, the more yield you're paid to compensate for holding that bond.

     Securities rated AAA, AA, A and BBB are called "investment grade" because they're judged to be relatively safe from default. In contrast, high-yield bonds (securities rated below investment grade) are more speculative and are more likely to be affected by changes in the economy.

     But credit quality can vary even within these ratings. In addition, many high-yield municipal bonds aren't rated at all. For these reasons, we work closely with our experienced municipal credit research team to conduct thorough, case-by-case analysis of securities we're considering for High-Yield Municipal.

CAN YOU DESCRIBE HOW THE CREDIT TEAM HELPS YOU PICK SECURITIES?

     Sure. Our analysts perform extensive financial and demographic analysis and frequently conduct site visits to determine a security's value. We think this hands-on approach to credit analysis and security selection helps us buy good bonds at attractive prices. We're looking for bonds with solid underlying fundamentals that we think are good candidates for credit rating upgrades. Finding those bonds is good for shareholders because upgraded securities typically rise in value. To help us with that approach, we've expanded our municipal credit team to six analysts.

HOW DO YOU EXPECT TO MANAGE THE FUND'S AVERAGE MATURITY AND DURATION?

     While we have the flexibility to invest in bonds across the maturity spectrum, we generally expect to maintain an average maturity of 10 years or more and a duration of around six to eight years. (Average maturity and duration are measures of a bond portfolio's sensitivity to changes in interest rates. The longer a fund's average maturity and duration, the more its share price tends to rise or fall when rates change.) We prefer to maintain a duration that's close to the peer group average rather than make interest rate bets. Instead, we look to outperform our peers by using careful credit analysis and security selection.


[right margin]

"OUR ANALYSTS PERFORM EXTENSIVE FINANCIAL AND DEMOGRAPHIC ANALYSIS AND FREQUENTLY CONDUCT SITE VISITS TO DETERMINE A SECURITY'S VALUE."


PORTFOLIO COMPOSITION BY CREDIT RATING
          % OF FUND INVESTMENTS
                 AS OF
                5/31/98
AAA                8%
AA                11%
A                 16%
BBB               26%
BB                 9%
UNRATED           30%

Ratings  provided  by  Standard  &  Poor's.   (See  pages  4  and  20  for  more
information.)


"WE GENERALLY EXPECT TO MAINTAIN AN AVERAGE MATURITY OF 10 YEARS OR MORE AND A DURATION OF AROUND SIX TO EIGHT YEARS."


                                               www.americancentury.com       7


High-Yield Municipal--Q&A
-----------------------------------------------------------------------------
                                                                     (Continued)
WHAT'S YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

     We have a generally positive outlook. Municipal bonds in general are very attractively valued relative to Treasury securities right now. That should help spur demand for municipals. Many analysts expect economic data to show slower growth in the second quarter as a result of a big buildup in business inventories, the General Motors strike and slower business with Asia.

     However, a robust consumer sector, which accounts for about two-thirds of economic growth, suggests it's unlikely the economy will slow dramatically in the near future. Nevertheless, inflation remains low, having risen at a 1.5% annual rate so far in 1998. We believe that probably means interest rates can trend a little lower, though they'll probably continue to fluctuate in a relatively narrow range until we see evidence that the economy is slowing.

     But while we're positive on the market, investors should keep in mind that we're in a low interest rate environment overall, making it harder to find attractive, higher-yielding securities.

WHAT IS YOUR STRATEGY FOR HIGH-YIELD MUNICIPAL OVER THE NEXT SIX MONTHS?

     We'll continue to take a conservative approach to managing duration, keeping it neutral relative to the average municipal high-yield fund. We'll also work to invest new money coming into the fund quickly to build a balanced portfolio of high-yield and investment-grade bonds. Above all, we're going to do our homework and use our value-oriented approach to buy bonds we think offer the best yields with the least risk for our shareholders.


[left margin]

"WE'RE GOING TO DO OUR HOMEWORK AND USE OUR VALUE-ORIENTED APPROACH TO BUY BONDS WE THINK OFFER THE BEST YIELDS WITH THE LEAST RISK FOR OUR SHAREHOLDERS."

[pie chart]
PORTFOLIO COMPOSITION BY SECURITY TYPE
AS OF MAY 31, 1998
  Revenue                  87%
  COPs/Leases               1%
  Land-Secured             12%

"BUT WHILE WE'RE POSITIVE ON THE MARKET, INVESTORS SHOULD KEEP IN MIND THAT WE'RE IN A LOW INTEREST RATE ENVIRONMENT OVERALL, MAKING IT HARDER TO FIND ATTRACTIVE, HIGHER-YIELDING SECURITIES."


8     1-800-345-2021


High-Yield Municipal--Schedule of Investments
-----------------------------------------------------------------------------
MAY 31, 1998

Principal Amount                                                      Value
-----------------------------------------------------------------------------
MUNICIPAL SECURITIES

ALASKA--1.2%

               $  245,000  Alaska Industrial Development
                              and Export Auth. Power Rev.,
                              (Upper Lynn Canal Regional
                              Power), 5.80%, 1/1/18              $     246,401
                                                                 --------------

CALIFORNIA--10.6%

                  650,000  Poway Community Facilities
                              District Special Tax, (No. 88-1,
                              Parkway Business Center),
                              6.75%, 8/15/15                           707,590

                1,000,000  Stockton Community Facilities
                              District Special Tax Rev., Series
                              1998 A, (Mello Roos-Weston
                              Ranch), 5.80%, 9/1/14(1)               1,001,810

                  450,000  Upland Certificates of
                              Participation, (San Antonio
                              Community Hospital), 5.00%,
                              1/1/18                                   432,058
                                                                 --------------

                                                                     2,141,458
                                                                 --------------

FLORIDA--8.6%

                1,500,000  Heritage Isles Community
                             Development District Special
                             Assessment Rev., Series
                             1998 A, 5.75%, 5/1/05(2)                1,487,700

                  215,000  Manatee County Housing Finance
                             Auth. Mortgage Rev., (Single
                             Family), 7.20%, 5/1/28
                             (GNMA/FNMA/FHLMC)                         243,449
                                                                 --------------

                                                                     1,731,149
                                                                 --------------

GEORGIA--2.5%

                  500,000  Fulton County Development Auth.
                              Special Facilities Rev., (Delta
                              Airlines), 5.50%, 5/1/33(1)              500,410
                                                                 --------------

HAWAII--2.5%

                  500,000  Hawaii Department of
                              Transportation Special Facilities
                              Rev., (Continental Airlines),
                              5.625%, 11/15/27                         501,790
                                                                 --------------

IDAHO--2.6%

                  500,000  Idaho Housing Agency Rev.,
                            Series 1995 C-2, (Single
                            Family Mortgage), 6.35%,
                              7/1/15                                   533,335
                                                                 --------------

INDIANA--4.8%

                  250,000  Indiana Health Facilities Financing
                             Auth. Hospital Rev., (Jackson
                             County Scheck Memorial),
                              5.125%, 2/15/17                          241,518


Principal Amount                                                      Value
-----------------------------------------------------------------------------

               $  500,000  Indiana Health Facilities Financing
                              Auth. Hospital Rev., (Jackson
                              County Scheck Memorial),
                              5.25%, 2/15/22                     $     484,150

                  220,000  Indianapolis Airport Auth. Rev.,
                              Series 1995 A, (United Airlines
                              Project), 6.50%, 11/15/31                239,494
                                                                 --------------

                                                                        965,162
                                                                 --------------

KENTUCKY--1.1%

                  200,000  Kentucky Housing Corp. Rev.,
                              Series 1988 C, 7.90%, 1/1/21
                              (FHA/VA Mortgages)                       211,158
                                                                 --------------

MISSOURI--3.6%

                  465,000  Hannibal Industrial Development
                              Auth. Educational Facilities Rev.,
                              (Hannibal-Lagrange College),
                              5.90%, 10/1/18                           468,571

                  250,000  Raymore Special Obligation Rev.,
                              5.70%, 3/1/23                            248,335
                                                                 --------------

                                                                       716,906
                                                                 --------------

NEW MEXICO--5.1%

                1,000,000  Santa Fe  Educational Facilities
                             Rev., (College of Santa Fe),
                             5.875%, 10/1/21                         1,033,660
                                                                 --------------

NORTH CAROLINA--4.8%

                  965,000  Charlotte Special Facilities Rev.,
                              (Charlotte/Douglas International
                              Airport US Airways Group Inc.),
                              5.60%, 7/1/27                            965,280
                                                                 --------------

OHIO--7.5%

                1,000,000  Cleveland Airport Special Rev.,
                              (Continental Airlines Inc.),
                              5.375%, 9/15/27                          976,840

                  500,000  Erie County Franciscan Services
                              Corp. Rev., (Providence Hospital
                              Inc.), 6.00%, 1/1/13                     527,355
                                                                 --------------

                                                                     1,504,195
                                                                 --------------

PENNSYLVANIA--7.8%

                  495,000  Delaware County Auth. Hospital
                              Rev., (Crozer-Chester Medical
                              Center), 5.375%, 12/1/18                 486,847

                1,080,000  Pottsville Hospital Auth. Rev.,
                              (Pottsville Hospital & Warne
                              Clinic), 5.625%, 7/1/24                1,077,743
                                                                 --------------

                                                                     1,564,590
                                                                 --------------

TENNESSEE--1.2%

                  230,000  Tennessee Housing Development
                              Agency Mortgage Finance Rev.,
                              Series 1995 C, 6.45%, 7/1/21             246,401
                                                                 --------------

See Notes to Financial Statements


                                               www.americancentury.com       9


High-Yield Municipal--Schedule of Investments
-----------------------------------------------------------------------------
                                                                     (Continued)
MAY 31, 1998

Principal Amount                                                      Value
-----------------------------------------------------------------------------

TEXAS--3.1%

               $  600,000  Texoma Housing Finance Corp.
                              Single Family Mortgage Rev.,
                              5.80%, 9/1/28
                              (GNMA/FNMA)(2)                     $     615,894
                                                                 --------------

VERMONT--6.2%

                1,250,000  Vermont Educational and Health
                           Buildings Financing Agency
                           Rev., (Norwich University),
                              5.50%, 7/1/21                          1,241,850
                                                                 --------------

WASHINGTON--4.0%

                  305,000  Kitsap County Housing Auth. Rev.,
                              Series 1998 A, (Pooled
                              Housing), 5.60%, 12/1/28                 299,745

                  500,000  Port Anacortes Rev., Series
                              1998 A, 5.625%, 9/1/16                   500,570
                                                                 --------------

                                                                       800,315
                                                                 --------------

WYOMING--2.9%

                  400,000  Teton County Hospital District Rev.,
                              5.80%, 12/1/17                           404,348

                  175,000  Wyoming Community Development
                              Auth. Rev., Series 1990 B,
                              (Single Family Mortgage),
                              8.125%, 6/1/21 (FHA)                     183,383
                                                                 --------------

                                                                       587,731
                                                                 --------------

TOTAL MUNICIPAL SECURITIES--80.1%                                   16,107,685
                                                                 --------------
   (Cost $15,945,473)

SHORT-TERM MUNICIPAL SECURITIES

ARIZONA--4.5%

                  900,000  Pinal County Industrial
                              Development Auth. Pollution
                              Control Rev., Series 1984 A,
                              (Newmont), VRDN, 4.00%,
                              6/1/98 (LOC: National
                              Westminster Bank PLC)                    900,000
                                                                 --------------

CALIFORNIA--4.7%

                  800,000  Los Angeles County Industrial
                              Development Auth. Rev., (Bicara
                              Limited), VRDN, 5.85%,
                              6/3/98 (LOC:  Dai-Ichi Kangyo
                              Bank Ltd.)                               800,000

                  150,000  Los Angeles County Industrial
                              Development Auth. Rev.,
                              (Seaboard Envelope Inc.), VRDN,
                              5.85%, 6/3/98 (LOC: Dai-Ichi
                              Kangyo Bank Ltd.)                        150,000
                                                                 --------------

                                                                       950,000
                                                                 --------------


Principal Amount                                                      Value
-----------------------------------------------------------------------------

ILLINOIS--1.4%

               $  275,000  Illinois Development Finance Auth.
                              Industrial Development Rev.,
                              (Mattoon Precision
                              Manufacturing), VRDN, 4.50%,
                              6/3/98 (LOC: Industrial Bank
                              of Japan)                           $     275,000
                                                                  -------------

MISSOURI--5.3%

                1,065,000  Missouri Industrial Development
                              Board Rev., (Kawasaki Motors
                              Manufacturing Co.), VRDN,
                              4.50%, 6/3/98 (LOC: Dai-Ichi
                              Kangyo Bank Ltd. and Industrial
                              Bank of Japan)                          1,065,000
                                                                  -------------

NEVADA--3.0%

                  600,000  Washoe County Water Facility
                              Rev., (Sierra Pacific Power Co.),
                              VRDN, 4.15%, 6/1/98 (LOC:
                              Union Bank of Switzerland)                600,000
                                                                  -------------

WASHINGTON--1.0%

                  200,000  Port Angeles Industrial
                              Development Corp. Rev.,
                              Series 1992 B, (Daishowa America),
                              VRDN, 4.50%, 6/3/98 (LOC:
                              Industrial Bank of Japan)                 200,000
                                                                  -------------

TOTAL SHORT-TERM
MUNICIPAL SECURITIES--19.9%                                           3,990,000
                                                                  -------------
   (Cost $3,990,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $20,097,685
                                                                  =============
   (Cost $19,935,473)

See Notes to Financial Statements


10     1-800-345-2021


High-Yield Municipal--Schedule of Investments
-----------------------------------------------------------------------------
                                                                     (Continued)
MAY 31, 1998

NOTES TO SCHEDULE OF INVESTMENTS

FHA = Federal Housing Authority

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Corporation

LOC = Letter of Credit

VA = Veteran's Administration

VRDN = Variable Rate Demand Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective May 31, 1998.

(1) When-issued security.

(2) Security, or a portion thereof, has been segregated at the custodian bank for when-issued securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each state

* the percent and dollar breakdown of each investment category

See Notes to Financial Statements


                                               www.americancentury.com       11


Statement of Assets and Liabilities
-----------------------------------------------------------------------------
MAY 31, 1998

ASSETS

Investment securities, at value
  (identified cost of $19,935,473)
   (Note 3) ..............................................         $ 20,097,685

Cash .....................................................              775,611

Receivable for investments sold ..........................            1,131,273

Interest receivable ......................................              210,477
                                                                   ------------

                                                                     22,215,046
                                                                   ------------
LIABILITIES

Payable for investments purchased ........................            3,415,679

Payable for capital shares redeemed ......................                7,332

Dividends payable ........................................                4,478
                                                                   ------------

                                                                      3,427,489
                                                                   ------------

Net Assets ...............................................         $ 18,787,557
                                                                   ============
CAPITAL SHARES

Outstanding (unlimited number
  of shares authorized) ..................................            1,863,618
                                                                   ============

Net Asset Value Per Share ................................         $      10.08
                                                                   ============

NET ASSETS CONSIST OF:

Capital paid in ..........................................         $ 18,642,841

Accumulated net realized loss
  on investment transactions .............................              (17,496)

Net unrealized appreciation on
   investments (Note 3) ..................................              162,212
                                                                   ------------

                                                                   $ 18,787,557
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of fund shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken out by capital (money invested by shareholders); net income not yet paid to shareholders; net gains earned on investment activity but not yet paid to shareholders or net losses on investment activity (known as realized gains or losses); and gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakout tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


12     1-800-345-2021


Statement of Operations
-----------------------------------------------------------------------------
MARCH 31, 1998 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH MAY 31, 1998

INVESTMENT INCOME

Income:

Interest ...................................................          $ 105,829
                                                                      ---------

Expenses (Note 2):

Management fees ............................................             12,677

Amount waived ..............................................            (12,677)
                                                                      ---------

  Net expenses .............................................                  0
                                                                      ---------

Net investment income ......................................            105,829
                                                                      ---------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (NOTE 3)

Net realized loss on investments ...........................            (17,496)

Change in net unrealized
  appreciation on investments ..............................            162,212
                                                                      ---------

Net realized and unrealized
  gain on investments ......................................            144,716
                                                                      ---------

Net Increase in Net Assets
  Resulting from Operations ................................          $ 250,545
                                                                      =========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks out how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                               www.americancentury.com       13


Statement of Changes in Net Assets
-----------------------------------------------------------------------------
MARCH 31, 1998 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH MAY 31, 1998

                                                                        1998
OPERATIONS

Net investment income ....................................         $    105,829

Net realized loss on investment
  transactions ...........................................              (17,496)

Change in net unrealized
  appreciation on investments ............................              162,212
                                                                   ------------

Net increase in net assets
  resulting from operations ..............................              250,545
                                                                   ------------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income ...............................             (105,829)
                                                                   ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ................................           19,646,119

Proceeds from reinvestment
  of distributions .......................................               89,532

Payments for shares redeemed .............................           (1,092,810)
                                                                   ------------

Net increase in net assets
  from capital share transactions ........................           18,642,841
                                                                   ------------

Net increase in net assets ...............................           18,787,557

NET ASSETS

Beginning of period ......................................                 --
                                                                   ------------

End of period ............................................         $ 18,787,557
                                                                   ============

TRANSACTIONS IN  SHARES OF THE FUND

Sold .....................................................            1,964,064

Issued in reinvestment
  of distributions .......................................                8,907

Redeemed .................................................             (109,353)
                                                                   ------------
Net increase .............................................            1,863,618
                                                                   ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF CHANGES IN NET ASSETS--This statement shows how the fund's net assets changed over the past reporting period. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions results in net assets at the end of the period.

See Notes to Financial Statements


14     1-800-345-2021


Notes to Financial Statements
-----------------------------------------------------------------------------
MAY 31, 1998

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION--American Century Municipal Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham High-Yield Municipal Fund (the Fund) is one of the eight Funds issued by the Trust. The Fund is non-diversified under the 1940 Act. Its investment objective is to seek high current income exempt from federal income taxes as is consistent with its investment policies, which permit investment in lower-rated and unrated securities. As a secondary objective, the Fund seeks capital appreciation. The Fund invests primarily in lower-rated debt securities, which are subject to greater credit risk and consequently offer higher yield. Securities of this type are subject to substantial risks including price volatility, liquidity risk and default risk. The following significant accounting policies relating to the Fund are in accordance with accounting policies generally accepted in the investment company industry.

     SECURITY VALUATIONS--Portfolio securities held by the Fund are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

     SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized capital gains are declared and paid annually. For the two months ended May 31, 1998, 100% (unaudited) of the Fund's distributions from net investment income have been designated as exempt from federal income tax.

     The fund has elected to treat $17,496 of net capital losses incurred in the two month period ended May 31, 1998, as having incurred in the following fiscal year.

     The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net capital gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     FUTURES CONTRACTS--The Fund may buy and sell interest rate futures contracts relating to debt securities and write and buy put and call options relating to interest rate futures contracts. The Fund may use futures and options transactions to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns when a futures contract is priced more attractively than its underlying security or index. One of the risks of entering into futures contracts may include the possibility that the changes in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the Fund. The variation margin is equal to the daily change in the contract value and is recorded as an unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed or expires. There were no open futures contracts at May 31, 1998.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

     ADDITIONAL INFORMATION--Funds Distributor, Inc. (FDI) is the Trust's distributor. Certain officers of FDI are also officers of the Trust.


                                               www.americancentury.com       15


Notes to Financial Statements
-----------------------------------------------------------------------------
                                                                     (Continued)
MAY 31, 1998

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The Trust has entered into a Management Agreement with American Century Investment Management, Inc. (ACIM) that provides the Fund with investment advisory and management services in exchange for a single, unified management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the net assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the net assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

     The annualized Investment Category Fee schedule for the Fund is as follows

     0.4100% of the first $1 billion
     0.3580% of the next $1 billion
     0.3280% of the next $3 billion
     0.3080% of the next $5 billion
     0.2950% of the next $15 billion
     0.2930% of the next $25 billion
     0.2925% of the average daily net assets over $50 billion

     The annualized Complex Fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

     ACIM has agreed to waive all expenses of the Fund through April 30, 1999.

     Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century
Companies, Inc., the parent of the Trust's investment manager, ACIM, and the Trust's transfer agent, American Century Services, Inc.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases and sales of municipal debt obligations for the Fund, excluding short-term investments, totaled $20,381,024 and $4,415,227, respectively.

     As of May 31, 1998, accumulated net unrealized appreciation for the Fund was $162,212, which consisted of unrealized appreciation of $166,157 and unrealized depreciation of $3,945. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


16     1-800-345-2021


High-Yield Municipal--Financial Highlights
-----------------------------------------------------------------------------
                        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED

                                                                      1998(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period ......................         $     9.99
                                                                    ----------

Income From Investment Operations

  Net Investment Income ...................................               0.09

  Net Realized and Unrealized Gain
  on Investment Transactions ..............................               0.09
                                                                    ----------

  Total From Investment Operations ........................               0.18
                                                                    ----------

Distributions

  From Net Investment Income ..............................              (0.09)
                                                                    ----------

Net Asset Value, End of Period ............................         $    10.08
                                                                    ==========

  Total Return(2) .........................................               1.81%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
  Average Net Assets(3) ...................................               --

Ratio of Net Investment Income to
  Average Net Assets(3) ...................................               5.38%

Portfolio Turnover Rate ...................................                 44%

Net Assets, End of Period
  (in thousands) ..........................................         $   18,788

(1) March 31, 1998 (commencement of investment operations) through May 31, 1998.

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) Annualized. ACIM has voluntarily agreed to pay all expenses of the Fund through April 30, 1999. In absence of the waiver, the annualized ratio of operating expenses to average net assets would have been 0.64% and the annualized ratio of net investment income to average net assets would have been 4.74%.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This page itemizes current period activity and statistics and provides comparison data for the last five fiscal years (or less, if the fund is not five years old).

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period


It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced

See Notes to Financial Statements


                                               www.americancentury.com       17


Report of Independent Accountants
-----------------------------------------------------------------------------

To the Board of Trustees of the
American Century Municipal Trust
and Shareholders of American Century - Benham
High-Yield Municipal Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the American Century- Benham High-Yield Municipal Fund (one of the funds constituting The American Century Municipal Trust, hereafter referred to as the "Fund") at May 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 1998 (commencement of operations) through May 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.

                                                      PricewaterhouseCoopers LLP

Kansas City, Missouri
July 16, 1998


18     1-800-345-2021


Background Information
-----------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     The Benham Group offers 39 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, the fund has its own investment policies:

     HIGH-YIELD MUNICIPAL seeks to provide a high level of interest income exempt from federal income taxes by investing in high-yielding municipal securities. As a secondary objective, the fund seeks capital appreciation. The fund invests primarily in lower-rated or unrated municipal bonds. The fund has no average maturity restrictions, but is expected to maintain an average maturity of 10 years or more.

     Lower-rated and unrated bonds may be subject to greater default risk, liquidity risk and price volatility. Investment income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Capital gains are not exempt from federal taxes.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The LEHMAN BROTHERS LONG-TERM MUNICIPAL BOND INDEX is a broad-based, total return index. The index is composed of municipal bonds with maturities greater than 22 years. The bonds are all investment grade, fixed rate and are selected from issues larger than $50 million dated since January 1984.

LIPPER RANKINGS

     LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for the High-Yield Municipal Fund is:

     HIGH-YIELD MUNICIPAL DEBT FUNDS--funds that invest at least 50% of assets in lower-rated municipal debt issues.


[right margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS:
    STEVEN PERMUT
    JOEL SILVA

MUNICIPAL CREDIT RESEARCH TEAM
  MANAGER: STEVEN PERMUT
  MUNICIPAL CREDIT ANALYSTS:
    DAVID MOORE
    ROBERT MILLER
    BILL MCCLINTOCK
    TIM BENHAM
    BRAD BODE


                                               www.americancentury.com       19


Glossary
-----------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

* TAX-EQUIVALENT YIELDS show the taxable yields that investors in a federal income tax bracket would have to earn before taxes to equal the fund's tax-free yield.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MUNICIPAL SECURITIES

* AMT PAPER--instruments with income subject to the federal alternative minimum tax.

* COPS/LEASES--securities issued to finance public property improvements (such as city halls and police stations) and equipment purchases.

* LAND-SECURED BONDS--securities such as Mello-Roos bonds and 1915-Act bonds that are issued to finance real estate development projects.

* REVENUE BONDS--securities backed by revenues from sales taxes or from a specific project, system or facility (such as a hospital, electric utility or water system).

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. Ratings are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

     Securities rated AAA, AA, A or BBB are considered "investment grade," meaning they're relatively safe from default. In addition to these securities, High-Yield Municipal invests in bonds that are rated below investment grade.


20     1-800-345-2021

[inside back cover]

[american century logo(reg.sm)]
American
Century(reg.tm)

P.O. Box 419200
Kansas City, Missouri
64141-6200

Investor Services:
1-800-345-2021 or 816-531-5575

Automated Information Line:
1-800-345-8765

Telecommunications Device for the Deaf:
1-800-634-4113 or 816-444-3485

Fax: 816-340-7962

Internet: www.americancentury.com


American Century Municipal Trust


Investment Manager
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

(C) 1998 American Century Services Corporation Funds Distributor, Inc.

[recycled logo]
   Recycled


[back cover]


[40 Years logo]
Four Decades of Serving Investors
40 Years
American Century(reg.tm)
1958 * 1998


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